                                                  This is Exhibit (c)(2) to 13e3



                               [DAIRY MART LOGO]



                     PRESENTATION TO THE BOARD OF DIRECTORS
                                  MARCH 9, 2001


   THE INFORMATION CONTAINED IN THIS INFORMATION PACKAGE SHOULD BE CONSIDERED CONFIDENTIAL AND SHOULD NOT BE USED FOR ANY PURPOSES OTHER THAN THE BOARD OF
                 DIRECTORS' CONSIDERATION OF THIS TRANSACTION.

                          Morgan Keegan & Company, Inc.
                               Investment Banking
                              50 North Front Street
                                   19th Floor
                                Memphis, TN 38103
                                 (901) 524-4100

TABLE OF CONTENTS                                              [DAIRY MART LOGO]
--------------------------------------------------------------------------------


      TRANSACTION OVERVIEW................................................................................TAB A

      METHODOLOGY.........................................................................................TAB B

      COMPANY OVERVIEW....................................................................................TAB C

      DAIRY MART FINANCIAL REVIEW.........................................................................TAB D

        1.  HISTORICAL FINANCIAL PERFORMANCE

        2.  LIQUIDITY ANALYSIS

      STOCK TRADING ANALYSIS..............................................................................TAB E

      VALUATION ANALYSIS..................................................................................TAB F

        1.  COMPARABLE COMPANY ANALYSIS

        2.  SELECTED PRECEDENT TRANSACTIONS

        3.  PREMIUM ANALYSIS

      VALUATION SUMMARY...................................................................................TAB G

      APPENDICES..........................................................................................TAB H

        1.  COMPARABLE COMPANY ANALYSIS - DETAILED

        2.  SELECTED PRECEDENT TRANSACTIONS ANALYSIS

        3.  PREMIUM ANALYSIS




--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.

                                                                           TAB A

TRANSACTION SUMMARY                                            [DAIRY MART LOGO]
--------------------------------------------------------------------------------

An Investor Group led by Mr. Robert B. Stein, Jr. (the "Investor") has proposed to enter into an agreement in principle with Dairy Mart Convenience Stores, Inc. ("Dairy Mart") (the "Agreement"). Pursuant to the Agreement, the Investor will purchase all of the issued and outstanding shares of Dairy Mart (excluding Investor shares) for $4.50 per share in cash.


FULLY-DILUTED COMMON STOCK SHARES OUTSTANDING:
----------------------------------------------
Dairy Mart's fully-diluted common stock shares outstanding:
        Common shares outstanding as of February 15, 2001                               5,001,204
        Options, warrants and grants converted using the treasury method (1)              550,319
                                                                                       ----------
        Total fully-diluted common shares outstanding                                   5,551,523


VALUATION OF THE PROPOSED MERGER
--------------------------------
Dairy Mart's fully-diluted common shares outstanding                                    5,551,523
Cash merger consideration specified in the draft merger agreement                    $       4.50
                                                                                      -----------
        IMPLIED EQUITY VALUE OF THE MERGER                                           $ 24,981,854

Net debt outstanding as of December 30, 2000                                         $128,481,912
                                                                                      -----------
        Implied enterprise value of the merger                                       $153,463,766
                                                                                     ============

This equates to enterprise value multiple of 13.1x earnings before interest, depreciation and amortization ("EBITDA") for the latest twelve months ended October 28, 2000 (2).






(1)     Option and warrant conversion calculations based on $4.50 per share.
(2)     Excludes non-recurring items.


--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                             PAGE 1

                                                                           TAB B

METHODOLOGY                                                    [DAIRY MART LOGO]
--------------------------------------------------------------------------------

In connection with rendering its opinion, Morgan Keegan, among other things:

- reviewed certain publicly available financial statements and other information of Dairy Mart;

- reviewed certain internal financial statements and other financial and operating data concerning Dairy Mart prepared by management;

- discussed the past and current operations and financial condition and the prospects of Dairy Mart, with senior executives of Dairy Mart;

- reviewed the reported prices and trading activity for Dairy Mart's common stock;

- compared the financial performance of Dairy Mart and the prices and trading activity of Dairy Mart's common stock with that of certain other publicly-traded companies and their securities;

- reviewed the financial terms, to the extent publicly available, of certain other business combinations and other transactions that Morgan Keegan deemed relevant;

-       reviewed a draft of the merger agreement;

- performed such other analyses and considered such other factors as Morgan Keegan deemed appropriate;

- assumed no responsibility for independent verification of any of the foregoing information and relied on its being complete and accurate in all material respects;

- forecasts relating to the future financial performance of Dairy Mart were unavailable and, therefore, Morgan Keegan did not undertake a review or analysis of financial projections; and

- Morgan Keegan did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Dairy Mart, nor was Morgan Keegan furnished with any such evaluations or appraisals.




--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                             PAGE 2

                                                                           TAB C

COMPANY OVERVIEW                                               [DAIRY MART LOGO]
--------------------------------------------------------------------------------

Dairy Mart Convenience Stores, Inc. and its subsidiaries (the "Company" or "Dairy Mart"), based in Hudson, Ohio, operates one of the nation's largest regional convenience store chains. The Company, which was originally founded in 1939, now operates 554 stores in seven primarily Midwestern states including Michigan, Indiana, Ohio, Pennsylvania, Kentucky, Tennessee and North Carolina. 446 of the stores are company-owned and operated and 108 are franchisee-operated. All of the stores operate under the "Dairy Mart" name.

Dairy Mart stores offer a comprehensive array of grocery and non-food items that cater to the convenience needs of its customers, including milk, ice cream, groceries, beverages, snack foods, candy, deli products, publications, health and beauty care aids, tobacco products, select highly consumable general merchandise, lottery tickets, money orders and select customer focused services. The Company sells gasoline at 281 locations under the Dairy Mart, Chevron and CITGO brands. The stores are typically located in densely populated, suburban areas on sites which are easily accessible to customers and provide ample parking. Dairy Mart stores are generally free-standing structures which are well-lit and are designed to encourage customers to purchase high profit margin products, such as deli items, coffee, fountain drinks and other fast food items.








--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                             PAGE 3

                                                                           TAB D

FINANCIAL REVIEW                                               [DAIRY MART LOGO]
--------------------------------------------------------------------------------
                         HISTORICAL FINANCIAL HIGHLIGHTS
   (FISCAL 1996 THROUGH THE TWELVE MONTHS ENDED OCTOBER 28, 2000 AS REPORTED)




                                    REVENUES
                             FY 1996 - TTM 10/28/00
                                    (000's)



[BAR GRAPH]


$800,000

$700,000
                                                                                      $692,375
$600,000
              $571,311   $585,746      $501,359                  $581,119

$500,000
                                                    $477,047
$400,000

$300,000

$200,000

$100,000

      $0
                1996       1997         1998          1999           2000         TTM 10/28/00



                                     EBITDA
                             FY 1996 - TTM 10/28/00
                                    (000's)

[BAR GRAPH]


$25,000
                         $20,222                  $21,233   $21,499
$20,000
                                     $19,455
$15,000
              $12,831

$10,000
                                                                      $9,614
 $5,000

     $0

            1996          1997         1998       1999      2000     TTM 10/28/00


                                      EBIT
                             FY 1996 - TTM 10/28/00
                                    (000's)
[BAR GRAPH]



$12,000
                                               $10,981
$10,000
            $8,348     $8,613
 $8,000
                                                          $7,923
 $6,000

 $4,000

 $2,000
           $441
     $0
              1996      1997         1998       1999      2000       TTM 10/28/00
-$2,000

-$4,000
                                                                     -$5,810
-$6,000

-$8,000



                                   NET INCOME
                             FY 1996 - TTM 10/28/00
                                    (000's)



  $2,000
                                                  $25
      $0
               1996         1997      1998       1999          2000      TTM 10/28/00

           -$1,836    -$1,468
 -$2,000
                                                              -$2,496
 -$4,000

 -$6,000    -$6,000

 -$8,000

-$10,000
                                                                         -$11,215
-$12,000


--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                             PAGE 4

FINANCIAL REVIEW                                               [DAIRY MART LOGO]
--------------------------------------------------------------------------------


                            HISTORICAL BALANCE SHEETS
                                  IN THOUSANDS
                                  (AS REPORTED)


                                                                 ASSETS
------------------------------------------------------------------------------------------------------------------------------
                                                    As of January 30, 1999    As of January 29, 2000   As of October 28, 2000
                                                    ----------------------    ----------------------   -----------------------
                                                       Amount        %           Amount        %          Amount         %
                                                    -----------  ---------    -----------  ---------   -----------  ----------
Curent assets:
   Cash                                             $     3,367      1.9%     $    7,702      4.2%     $    2,807      1.5%
   Short-term invesments                                  2,724      0.0             155      0.0           2,855      0.0
   Accounts and notes receivable, net                    15,541      0.1          20,499      0.1          17,909      0.1
   Inventory                                             24,293      0.1          34,804      0.2          26,087      0.1
   Prepaid expenses                                       2,324      0.0           1,704      0.0           2,001      0.0
   Deferred income taxes                                  1,520      0.0           2,393      0.0           1,901      0.0
                                                    -----------  ---------    -----------  ---------   -----------  ----------
      Total current assets                               49,769      0.3          67,257      0.4          53,560      0.3
                                                    -----------  ---------    -----------  ---------   -----------  ----------

Assets held for sale                                      6,327      0.0           2,392      0.0               0       -
Property and Equipment, net                              98,829      0.5         110,946      0.6         113,782      0.6
Intangible assets, net                                   15,452      0.1          14,582      0.1          13,994      0.1
Other assets, net                                        10,954      0.1          14,622      0.1          17,655      0.1
                                                    -----------  ---------    -----------  ---------   -----------  ----------
Total assets                                        $   181,331    100.0%     $  209,799    100.0%     $  198,991     100.0%
                                                    ===========  =========    ===========  =========   ===========  ==========




                                             LIABILITIES & STOCKHOLDER'S EQUITY
------------------------------------------------------------------------------------------------------------------------------
                                                    As of January 30, 1999    As of January 29, 2000   As of October 28, 2000
                                                    ----------------------    ----------------------   -----------------------
                                                       Amount        %           Amount        %          Amount         %
                                                    -----------  ---------    -----------  ---------   -----------  ----------
Current Liabilities:
   Current portion of long-term obligations         $     4,056     2.0%      $    3,091      1.5%     $   22,982      11.1%
   Accounts payable                                      35,685     0.2           50,916      0.2          46,017       0.2
   Accrued expenses                                      15,378     0.1           11,651      0.1           7,733       0.0
   Accrued interest                                       3,713     0.0            3,490      0.0           1,625       0.0
                                                    -----------  ---------    -----------  ---------   -----------  ----------
      Total current liabilities                          58,832     0.3           69,148      0.3          78,357       0.4
                                                    -----------  ---------    -----------  ---------   -----------  ----------

Long-term obligations, less current portion             104,451     0.5          120,044      0.6         106,677       0.5
Other liabilities                                         8,791     0.0           13,738      0.1          13,782       0.1

Stockholder's Equity:
   Common stock                                              69     0.0               69      0.0              70       0.0
   Paid-in capital                                       31,999     0.2           32,107      0.2          32,351       0.2
   Retained earnings                                     (7,806)   (0.0)         (10,302)    (0.0)        (17,241)     (0.1)
   Treasury stock                                       (15,005)   (0.1)         (15,005)    (0.1)        (15,005)     (0.1)
                                                    -----------  ---------    -----------  ---------   -----------  ----------
      Total stockholder's equity                          9,257     0.0            6,869      0.0             175       0.0
                                                    -----------  ---------    -----------  ---------   -----------  ----------
Total liabilities and stockholder's equity          $   181,331    87.7%      $  209,799    101.5%     $  198,991      96.3%
                                                    ===========  =========    ===========  =========   ===========  ==========

--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                             PAGE 5

FINANCIAL REVIEW                                               [DAIRY MART LOGO]
--------------------------------------------------------------------------------


                    HISTORICAL FISCAL YEAR INCOME STATEMENTS
               IN THOUSANDS, EXCEPT PER SHARE AND NUMBER OF STORES
                                  (AS REPORTED)




                                                                                For the Fiscal Years Ended
                                                            -----------------------------------------------------------------
                                                              February 3, 1996      February 1, 1997      January 31, 1998
                                                            -------------------   -------------------    ------------------
                                                              Amount      %         Amount      %         Amount       %
                                                            ---------- --------   ---------- --------    ---------- --------

Revenues                                                    $  571,311   100.0%   $  585,746  100.0%     $ 501,359   100.0%
Cost of goods sold                                             413,548    72.4       431,767   73.7        364,525    72.7
                                                            ---------- --------   ---------- --------    ---------- --------
Gross Profit                                                   157,763    27.6       153,979   26.3        136,834    27.3

Expenses
   Operating and administrative expenses                       157,322    27.5       145,631   24.9        128,221    25.6
   Interest expense                                              9,661     1.7        10,877    1.9         10,612     2.1
                                                            ---------- --------   ---------- --------    ---------- --------
     Total expenses                                            166,983    29.2       156,508   26.7        138,833    27.7
                                                            ---------- --------   ---------- --------    ---------- --------

Income before income taxes                                      (9,220)   (1.6)       (2,529)  (0.4)        (1,999)   (0.4)

Benefit from (provision for) income taxes                        3,220     0.6           693    0.1            531     0.1
                                                            ---------- --------   ---------- --------    ---------- --------

Net income (loss)                                           $   (6,000)   -1.1%   $   (1,836)  -0.3%     $  (1,468)   -0.3%
                                                            ========== ========   ========== ========    ========== ========

Earnings (loss) per share                                   $    (1.12)           $    (0.41)            $   (0.31)

Weighted Average Shares Outstanding                              5,374                 4,441                 4,749

EBITDA Calculation:
EBIT                                                        $      441     0.1%   $    8,348    1.4%     $   8,613     1.7%
Plus: Depreciation & Amortization                               12,390     2.2        11,874    2.0         10,842     2.2
                                                            ------------ -------   ---------- --------   ----------- --------
EBITDA                                                      $   12,831     2.2%   $   20,222    3.5%     $  19,455     3.9%
                                                            ============ =======  =========== ========   =========== ========

Total Stores:
   At the beginning of period                                      961                   877                   811
   Opened or acquired                                                8                     9                     7
   Closed or sold                                                  (92)                  (75)                 (191)
                                                            ------------          -----------            -----------
   At the end of period                                            877                   811                   627
                                                            ============          ===========            ===========



                                                                   For the Fiscal Years Ended
                                                            ---------------------------------------
                                                             January 30, 1999     January 29, 2000
                                                            -------------------  ------------------
                                                              Amount      %        Amount      %
                                                            ---------- --------  ---------- --------

Revenues                                                    $ 477,047   100.0%   $ 581,119   100.0%
Cost of goods sold                                            339,308    71.1      435,867    75.0
                                                            ---------- --------  ---------- --------
Gross Profit                                                  137,739    28.9      145,252    25.0

Expenses
   Operating and administrative expenses                      126,758    26.6      137,329    23.6
   Interest expense                                            10,806     2.3       11,583     2.0
                                                            ---------- --------  ---------- --------
     Total expenses                                           137,564    28.8      148,912    25.6
                                                            ---------- --------  ---------- --------

Income before income taxes                                        175     0.0       (3,660)   (0.6)

Benefit from (provision for) income taxes                        (150)   (0.0)       1,164     0.2
                                                            ---------- --------  ---------- --------

Net income (loss)                                           $      25     0.0%   $  (2,496)   -0.4%
                                                            ========== ========  ========== ========

Earnings (loss) per share                                   $    0.01            $   (0.51)

Weighted Average Shares Outstanding                             4,823                4,869

EBITDA Calculation:
EBIT                                                        $  10,981     2.3%   $   7,923     1.4%
Plus: Depreciation & Amortization                              10,252     2.1       13,576     2.3
                                                            ----------- -------- ----------- --------
EBITDA                                                      $  21,233     4.5%   $  21,499     3.7%
                                                            =========== ======== =========== ========

Total Stores:
   At the beginning of period                                     627                  618
   Opened or acquired                                              25                   18
   Closed or sold                                                 (34)                 (33)
                                                            -----------          -----------
   At the end of period                                           618                  603
                                                            ===========          ===========

--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                             PAGE 6

FINANCIAL REVIEW                                               [DAIRY MART LOGO]
--------------------------------------------------------------------------------

         INCOME STATEMENTS FOR THE TWELVE MONTHS ENDED OCTOBER 28, 2000
                   IN THOUSANDS, EXCEPT PER SHARE INFORMATION
                                  (AS REPORTED)





                                               For the Fiscal Year Ended        For the Three Fiscal Quarters Ended
                                               -------------------------     -----------------------------------------
                                                  January 29, 2000            October 30, 1999     October 28, 2000
                                               -------------------------     -------------------  --------------------
                                                   Amount          %          Amount        %       Amount        %
                                               --------------  ---------     ----------- -------  ------------ -------
Revenues                                       $  581,119        100.0%      $  438,211  100.0%   $  549,467    100.0%
Cost of goods sold                                435,867         75.0          328,156   74.9       435,631     79.3
                                               --------------  ---------     ----------- -------  ------------ -------
Gross Profit                                      145,252         25.0          110,055   25.1       113,836     20.7

Expenses
  Operating and administrative expenses           137,329         23.6           98,624   22.5       116,138     21.1
  Interest expense                                 11,583          2.0            8,058    1.8         9,794      1.8
                                               --------------  ---------     ----------- -------  ------------ -------
     Total expenses                               148,912         25.6          106,682   24.3       125,932     22.9
                                               --------------  ---------     ----------- -------  ------------ -------

Income before income taxes                         (3,660)        (0.6)           3,373    0.8       (12,096)    (2.2)

Benefit from (provision for) income taxes           1,164          0.2           (1,593)  (0.4)        5,157      0.9
                                               --------------  ---------     ----------- -------  ------------ -------

Net income (loss)                              $   (2,496)        -0.4%      $    1,780   0.4%    $   (6,939)    -1.3%
                                               ==============  =========     =========== =======  ============ =======

Earnings (loss) per share                      $    (0.51)                   $     0.36           $    (1.41)

Weighted Average Shares Outstanding                 4,869                         4,946                4,931




EBITDA Calculation:
EBIT                                           $    7,923          1.4%      $   11,431   2.6%    $   (2,302)    -0.4%
Plus: Depreciation & Amortization                  13,576          2.3            8,863   2.0         10,711      1.9
                                               --------------  ---------     ----------- -------  ------------ -------
EBITDA                                             21,499          3.7           20,294   4.6          8,409      1.5

Non-recurring items                                     -            -                -     -          2,077      0.4
                                               --------------  ---------     ----------- -------  ------------ -------
EBITDA before non-recurring items              $   21,499          3.7%      $   20,294   4.6%    $   10,486      1.9%
                                               ==============  =========     =========== =======  ============ =======



                                              For the Twelve Months Ended
                                              ---------------------------
                                                   October 28, 2000
                                              ---------------------------
                                                 Amount            %
                                              -------------   -----------
Revenues                                      $  692,375         100.0%
Cost of goods sold                               543,342          78.5
                                              -------------   -----------
Gross Profit                                     149,033          21.5

Expenses
  Operating and administrative expenses          154,843          22.4
  Interest expense                                13,319           1.9
                                              -------------   -----------
     Total expenses                              168,162          24.3
                                              -------------   -----------

Income before income taxes                       (19,129)         (2.8)

Benefit from (provision for) income taxes          7,914           1.1
                                              -------------   -----------

Net income (loss)                             $  (11,215)         -1.6%
                                              =============   ===========

Earnings (loss) per share                     $    (2.28)

Weighted Average Shares Outstanding                4,915




EBITDA Calculation:
EBIT                                          $  (5,810)         -0.8%
Plus: Depreciation & Amortization                15,424           2.2
                                             -------------   -----------
EBITDA                                            9,614           1.4

Non-recurring items                               2,077           0.3
                                             -------------   -----------
EBITDA before non-recurring items             $  11,691           1.7%
                                             =============   ===========

--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                             PAGE 7

FINANCIAL REVIEW                                               [DAIRY MART LOGO]
--------------------------------------------------------------------------------



        INCOME STATEMENTS FOR THE TWELVE PERIODS ENDING DECEMBER 30, 2000
                    IN THOUSANDS, EXCEPT FOR NUMBER OF STORES
                     (AS PROVIDED BY DAIRY MART MANAGEMENT)

                                                 FY 2000     FY 2000    FY 2001    FY 2001    FY 2001     FY 2001     FY 2001
                                               PERIOD 12    PERIOD 1   PERIOD 2   PERIOD 3   PERIOD 4    PERIOD 5    PERIOD 6
      FINANCIAL RESULTS
      -------------------------------------
Revenues
      Merchandise                                 29,015      24,862     25,663     33,032     28,106      28,662      37,562
      Franchise Fees                                 680         553        567        715        588         579         699
      QSR                                            492         437        477        667        591         537         661
      Gasoline                                    25,108      23,250     26,679     33,114     27,924      31,640      34,720
      Other Income                                 1,113         926        940      1,173        966         970       1,656
                               Total Revenues     56,408      50,028     54,326     68,701     58,175      62,388      75,298

Margin
      Merchandise                                  8,088       7,024      7,308     10,255      8,263       8,450      11,312
      Franchise Fees                                 680         553        567        715        588         579         699
      QSR                                            280         273        293        428        357         346         403
      Gasoline                                     2,357       1,519      1,565      2,103      2,055       2,561       2,714
      Other Income                                 1,113         926        940      1,173        966         970       1,656
                                 Total Margin     12,518      10,295     10,673     14,674     12,229      12,906      16,784

Operating Expenses
      Labor                                        5,669       4,512      4,636      5,904      4,727       4,684       5,781
      Depreciation                                 2,344         875        857      1,071        913         914       1,032
      Rent                                         1,165       1,294      1,340      1,042      1,361       1,325       1,313
      Utilities & Telephone                          853         855        864        864        875         912         953
      Repairs & Maintenance                          647         371        521        529        464         377         607
      Gas Commissions                                 99          89         86         93        119         113         110
      All Other                                    1,801       1,441      1,470      1,850      1,371       1,394       1,562
                     Total Operating Expenses     12,578       9,437      9,774     11,353      9,830       9,719      11,358

Income Before Administrative Expense                 (60)        858        899      3,321      2,399       3,187       5,426
      and Interest

      Total General & Administrative               3,294       2,143      2,119      2,889      2,478       2,160       2,292

Earnings Before Taxes & Interest                  (3,354)     (1,285)    (1,220)       432        (79)      1,027       3,134

 Interest Expense                                  1,482         990      1,002      1,256      1,046       1,058       1,243

 (Gain) / Loss on Disp of F/A                         31         (33)        52          5         81           2           1

Pretax Income before Non-Recurring                (4,867)     (2,242)    (2,274)      (829)    (1,206)        (32)      1,889

             Non-Recurring Items                                                                              472          19

Pretax Income                                     (4,867)     (2,242)    (2,274)      (829)    (1,206)       (504)      1,871

       Income Taxes                               (1,763)     (1,031)    (1,049)      (382)      (657)       (231)        956

Net Income                                     $  (3,104)   $ (1,211) $  (1,225)   $  (447)   $  (549)       (273)    $   915
==============================================================================================================================
EBITDA                                         $    (797)   $   (159) $    (194)   $ 1,735    $   973     $ 1,690     $ 4,390
EBITDA BEFORE NON-RECURRING ITEMS              $    (797)   $   (159) $    (194)   $ 1,735    $   973     $ 2,161     $ 4,409
==============================================================================================================================


                                                 FY 2001    FY 2001     FY 2001     FY 2001      FY 2001
                                                PERIOD 7   PERIOD 8    PERIOD 9   PERIOD 10    PERIOD 11       TOTALS
      FINANCIAL RESULTS
      -------------------------------------
Revenues
      Merchandise                                 30,367     26,176      32,071      23,829       29,727       349,072
      Franchise Fees                                 548        541         649         505          623         7,247
      QSR                                            535        503         627         448          517         6,492
      Gasoline                                    25,283     27,156      33,207      26,225       30,597       344,903
      Other Income                                   911      1,048       1,134         985        1,134        12,956
                               Total Revenues     57,644     55,424      67,688      51,992       62,598       720,670

Margin
      Merchandise                                  8,329      7,980       9,458       6,926        8,783       102,176
      Franchise Fees                                 548        541         649         505          623         7,247
      QSR                                            330        303         412         266          328         4,019
      Gasoline                                     1,255      1,698       1,885       1,500        1,803        23,015
      Other Income                                   911      1,048       1,134         985        1,134        12,956
                                 Total Margin     11,373     11,570      13,538      10,182       12,671       149,413

Operating Expenses
      Labor                                        4,737      4,640       5,725       4,646        5,783        61,444
      Depreciation                                   877        868       1,091         900        1,306        13,048
      Rent                                         1,381      1,337       1,299       1,337        1,339        15,533
      Utilities & Telephone                          962        962         933         832          850        10,715
      Repairs & Maintenance                          519        370         677         409          546         6,037
      Gas Commissions                                 52         98          89          75           83         1,106
      All Other                                    1,331      1,423       1,671       1,386        1,855        18,555
                     Total Operating Expenses      9,859      9,698      11,485       9,585       11,762       126,438

Income Before Administrative Expense               1,514      1,872       2,053         597          909        22,975
      and Interest

      Total General & Administrative               2,178      2,635       2,503       1,948        2,736        29,374

Earnings Before Taxes & Interest                    (664)      (763)       (450)     (1,351)      (1,827)       (6,399)

 Interest Expense                                  1,047      1,060       1,299       1,093        1,304        13,880

 (Gain) / Loss on Disp of F/A                        (10)        (5)         58         445          (19)          608

Pretax Income before Non-Recurring                (1,701)    (1,818)     (1,807)     (2,889)      (3,111)      (20,887)

             Non-Recurring Items                      99        123       1,364          35          248         2,359

Pretax Income                                     (1,800)    (1,941)     (3,171)     (2,924)      (3,359)      (23,246)

       Income Taxes                                 (720)      (776)     (1,269)     (1,170)      (1,344)       (9,436)

Net Income                                      $ (1,080)  $ (1,165)   $ (1,903)   $ (1,754)    $ (2,015)    $ (13,810)
==============================================================================================================================
EBITDA                                          $    349   $    208    $   (544)   $   (716)        (510)    $   6,425
EBITDA BEFORE NON-RECURRING ITEMS               $    448   $    332    $    820    $   (681)        (262)    $   8,784
==============================================================================================================================

--------------------------------------------------------------------------------
 MORGAN KEEGAN & COMPANY                                                 PAGE 8

FINANCIAL REVIEW                                               [DAIRY MART LOGO]
--------------------------------------------------------------------------------

                      BALANCE SHEET AS OF DECEMBER 30, 2000
                              DOLLARS IN THOUSANDS
                       (PROVIDED BY DAIRY MART MANAGEMENT)


                                                           AS OF DECEMBER 30, 2000
                                                      --------------------------------
                     ASSETS                             Amount                    %
                                                      -----------            ---------
 Current assets:
    Cash                                               $      -                  0.0%
    Short-term investments                                3,180                  1.6
    Accounts and notes receivable, net                   15,560                  8.0
    Inventory                                            25,541                 13.2
    Prepaid expenses and other current assets             1,853                  1.0
    Deferred income taxes                                 1,901                  1.0
                                                      -----------            ---------
           Total current assets                          48,035                 24.8
                                                      -----------            ---------

 Assets held for sale                                         -                    -
 Property and equipment, net                            107,398                 55.4
 Intangible assets, net                                  13,865                  7.1
 Other assets, net                                       24,623                 12.7
                                                      -----------            ---------

 Total Assets                                          $193,921                100.0%
                                                      ===========            =========

LIABILITIES & STOCKHOLDERS' EQUITY
 Current liabilities:
    Current maturities of long-term obligations        $ 25,479                 13.1%
    Accounts payable                                     41,054                 21.2
    Accrued expenses                                      8,210                  4.2
    Accrued interest                                      3,114                  1.6
                                                      -----------            ---------
           Total current liabilties                      77,857                 40.1
                                                      -----------            ---------

 Long-term obligations, less current portion            106,183                 54.8
 Other liabilities                                       13,415                  6.9

 Stockholders' equity:
    Common stock, par value $.01,
       30,000 authorized, 6,949 issued                       71                  0.0
    Paid-in capital                                      32,408                 16.7
    Retained deficit                                    (21,009)               (10.8)
    Treasury stock, at cost                             (15,005)                (7.7)
                                                      -----------            ---------
           Total stockholders' equity                    (3,535)                (1.8)
                                                      -----------            ---------

 Total liabilities and stockholders' equity            $193,921                100.0%
                                                      ===========            =========



--------------------------------------------------------------------------------
 MORGAN KEEGAN & COMPANY                                                 PAGE 9

FINANCIAL REVIEW                                               [DAIRY MART LOGO]
--------------------------------------------------------------------------------

 ACTUAL VS. BUDGET, YTD FISCAL 2001 (THROUGH DECEMBER 30, 2000) AND FISCAL 2001

                              DOLLARS IN THOUSANDS
                       (PROVIDED BY DAIRY MART MANAGEMENT)

                                                                 ACTUAL                   BUDGET                    BUDGET
                                                             YTD FISCAL 2001          YTD FISCAL 2001             FISCAL 2001
                                                        -----------------------   -----------------------  ------------------------
                                                           Amount         %         Amount          %        Amount           %
                                                        -----------  ----------   -----------   ---------  -----------   ----------
Revenues                                                $  664,269      100.0%    $  652,776      100.0%   $  725,051       100.0%

Cost of Goods Sold                                         527,280       79.4        504,617       77.3       560,219        77.3
                                                        -----------  ----------   -----------   ---------  -----------   ----------
Gross Profit                                               136,989       20.6        148,159       22.7       164,832        22.7

Operating & Administrative Expenses
    (excluding Depreciation & Amortization)                126,662       19.1        124,821       19.1       137,481        19.0
                                                        -----------  ----------   -----------   ---------  -----------   ----------
EBITDA             (1)                                  $   10,327        1.6%    $   23,338        3.6%   $   27,351         3.8%
                                                        ===========  ==========   ===========   =========  ===========   ==========

(1) Excludes Other (Gain)/Loss and Non-Recurring Items

--------------------------------------------------------------------------------
 MORGAN KEEGAN & COMPANY                                                 PAGE 10

FINANCIAL REVIEW                                               [DAIRY MART LOGO]
--------------------------------------------------------------------------------

HISTORICAL FINANCIAL PERFORMANCE

- Historical financial information is from the Company's annual and quarterly reports as filed with the Securities and Exchange Commission and internal financial information through December 30, 2000 provided by the Company.



BALANCE SHEET FACTORS

- Net Debt of $124.0 million as of October 28, 2000 and $128.5 million as of December 30, 2000.

- As of December 30, 2000, the outstanding balance under the Company's Senior Credit Facility was $20.9 million. In addition, the Company had $87.7 million, net of original issue discount, outstanding in 10.25% senior subordinated notes due March 15, 2004.

- Net property and equipment of $113.8 million as of October 28, 2000 and $107.4 million as of December 30, 2000.



INCOME STATEMENT FACTORS

REVENUES

- Total revenues for the twelve months ended December 30, 2000 ("LTM 2000") were $720.7 million.

- Total revenues for the twelve months ended October 28, 2000 ("TTM 2000") were $692.4 million. Convenience store revenues increased $16.9 million, or 6.3%, for the first three fiscal quarters compared to the same period for the prior fiscal year, primarily due to a 3.7% increase in comparable convenience store merchandise sales, partially offset by the net reduction of 36 stores during TTM 2000. Gasoline revenues increased $94.4 million for the first three fiscal quarters compared to the same period last year, which consisted of an 18.2% increase in gallons sold and an increase in the average selling price of gasoline of 35.5 cents per gallon.

- Total revenues for the fiscal year ended January 29, 2000 ("Fiscal 2000") increased 8.6% to $581.1 million from $477.0 million for Fiscal 1999. Convenience store revenues increased 15% in Fiscal 2000 compared to Fiscal 1999, primarily due to an 11.5% increase in comparable Company operated store sales. Gasoline revenues increased $60.1 million in Fiscal 2000 compared to Fiscal 1999 as a result of a 19.3% increase in total gallons sold and an increase in average selling price of gasoline of 14.5 cents per gallon.

- Total revenues for the fiscal year ended January 30, 1999 ("Fiscal 1999") decreased 4.9% to $477.0 million from $501.4 million for Fiscal 1998. During Fiscal 1998, the Company sold 156 convenience store and retail gasoline locations in the northeastern United States during Fiscal 1998. Fiscal 1999 revenues increased $17.7 million, or 3.9%, over the unaudited pro forma Fiscal 1998 revenues (excluding historical revenues associated with the assets sold) of $459.3 million, due to a 9.2% increase in comparable Company operated store sales, partially offset by a decrease in the average selling price of gasoline by 16.0 cents per gallon.


--------------------------------------------------------------------------------
 MORGAN KEEGAN & COMPANY                                                 PAGE 11

FINANCIAL REVIEW                                               [DAIRY MART LOGO]
--------------------------------------------------------------------------------

- Total revenues for the fiscal year ended January 31, 1998 ("Fiscal 1998") decreased 14.4% to $501.4 million from $585.8 million for Fiscal 1997, due to the sale of 156 convenience store and retail gasoline locations in the northeastern United States during Fiscal 1998. Pro forma Fiscal 1998 revenues decreased $12.4 million, from pro forma Fiscal 1997 revenues of $471.7 million, due to a decrease in total gallons sold of 11.1 million and a decrease in the average selling price of gasoline by 3.2 cents per gallon, partially offset by a 3.4% increase in comparable Company operated store sales.

- Total revenues for the fiscal year ended February 1, 1997 ("Fiscal 1997") increased 2.5% to $585.7 million from $571.3 million for Fiscal 1996. Convenience store revenues decreased 1.7% in Fiscal 1997 compared to Fiscal 1996, as a result of the reduction of 75 underperforming stores, partially offset by a 2.9% increase in comparable store sales. Gasoline revenues increased $19.2 million in Fiscal 1997 compared to Fiscal 1996 as a result an increase in average selling price of gasoline of 10.9 cents per gallon, partially offset by a decrease in gasoline gallons sold of 3.4 million.



EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA")

-       EBITDA for LTM 2000 was $6.4 million, with an EBITDA margin of 0.9%.

-       EBITDA for TTM 2000 was $9.6 million, with an EBITDA margin of 1.4%.

- During Fiscal 2000, EBITDA increased 1.3% from $21.2 million in Fiscal 1999 to $21.5 million for Fiscal 2000, while EBITDA margin decreased from 4.5% to 3.7%.

- During Fiscal 1999, EBITDA increased 9.1% from $19.5 million in Fiscal 1998 to $21.2 million for Fiscal 1999, while EBITDA margin decreased from 3.9% to 4.5%.

- During Fiscal 1998, EBITDA decreased 3.8% from $20.2 million in Fiscal 1997 to $19.5 million for Fiscal 1998, while EBITDA margin increased from 3.5% to 3.9%.

- During Fiscal 1997, EBITDA increased 57.6% from $12.8 million in Fiscal 1996 to $20.2 million for Fiscal 1997, while EBITDA margin increased from 2.2% to 3.5%.



EARNINGS BEFORE INTEREST AND TAXES ("EBIT")

-       EBIT for LTM 2000 was -$6.4 million.

-       EBIT for TTM 2000 was -$5.8 million.

--------------------------------------------------------------------------------
 MORGAN KEEGAN & COMPANY                                                 PAGE 12

FINANCIAL REVIEW                                               [DAIRY MART LOGO]
--------------------------------------------------------------------------------

- During Fiscal 2000, EBIT decreased 27.9% from $11.0 million in Fiscal 1999 to $7.9 million for Fiscal 2000, while EBIT margin decreased from 2.3% to 1.4%.

- During Fiscal 1999, EBIT increased 27.5% from $8.6 million in Fiscal 1998 to $11.0 million for Fiscal 1999, while EBIT margin increased from 1.7% to 2.3%.

- During Fiscal 1998, EBIT increased 3.2% from $8.3 million in Fiscal 1997 to $8.6 million for Fiscal 1998, while EBIT margin increased from 1.4% to 1.7%.

- During Fiscal 1997, EBIT increased dramatically from approximately $441,000 in Fiscal 1996 to $8.3 million for Fiscal 1997, while EBIT margin increased from 0.1% to 1.4%.



NET INCOME FROM CONTINUING OPERATIONS ("NET INCOME")

-       Net Income for LTM 2000 was -$13.8 million.

-       Net Income for TTM 2000 was -$11.2 million.

- During Fiscal 2000, Net Income decreased from approximately $25,000 in Fiscal 1999 to -$2.5 million for Fiscal 2000.

- During Fiscal 1999, Net Income increased from -$1.5 million in Fiscal 1998 to approximately $25,000 for Fiscal 1999.

- During Fiscal 1998, Net Income increased from -$1.8 million in Fiscal 1997 to -$1.5 million for Fiscal 1998.

- During Fiscal 1997, Net Income increased from -$6.0 million in Fiscal 1996 to -$1.8 million for Fiscal 1997.


--------------------------------------------------------------------------------
 MORGAN KEEGAN & COMPANY                                                 PAGE 13

                                                                           TAB D
                                                                               2

FINANCIAL REVIEW                                               [DAIRY MART LOGO]
--------------------------------------------------------------------------------


LIQUIDITY ANALYSIS

- The Company faces severe liquidity issues. According to cash flow projections provided by management, Dairy Mart will run out of available credit and capital on March 15, 2001.


--------------------------------------------------------------------------------
 MORGAN KEEGAN & COMPANY                                                 PAGE 14

                                                                           TAB E

STOCK TRADING ANALYSIS                                         [DAIRY MART LOGO]
--------------------------------------------------------------------------------



                               [GRAPHIC]


12/12/00 - Dairy Mart announced significantly reduced operating results for its third quarter ended October 28, 2000. The Company also announced the current status of its ongoing effort to review all of its strategic options, including a potential sale of the Company. Robert B. Stein, Jr., the Company's Chairman, President and Chief Executive Officer, is currently pursuing a proposal to acquire the Company.

9/12/00 - Dairy Mart reports Fiscal 2001 Second Quarter results.

6/13/00 - Dairy Mart reports Fiscal 2001 First Quarter results.

5/22/00 - Dairy Mart announces that they have settled the proxy contest.

5/16/00 - Morgan Keegan is hired to explore strategic options, including a possible sale.

5/11/00 - Dairy Mart announces expressions of interest from potential buyers.

4/29/00 - Dairy Mart announces the sale or closure of 246 stores.

4/19/00 - Preliminary proxy statement filed by shareholder group.

4/13/00 - Dairy Mart announces expected loss for fiscal year ended January 29, 2000.


--------------------------------------------------------------------------------
 MORGAN KEEGAN & COMPANY                                                 PAGE 15

STOCK TRADING ANALYSIS                                         [DAIRY MART LOGO]
--------------------------------------------------------------------------------



                               [GRAPHIC]

--------------------------------------------------------------------------------
 MORGAN KEEGAN & COMPANY                                                 PAGE 16

STOCK TRADING ANALYSIS                                         [DAIRY MART LOGO]
--------------------------------------------------------------------------------



                               [GRAPHIC]


--------------------------------------------------------------------------------
 MORGAN KEEGAN & COMPANY                                                 PAGE 17

STOCK TRADING ANALYSIS                                         [DAIRY MART LOGO]
--------------------------------------------------------------------------------



                               [GRAPHIC]


--------------------------------------------------------------------------------
 MORGAN KEEGAN & COMPANY                                                 PAGE 18

STOCK TRADING ANALYSIS                                         [DAIRY MART LOGO]
--------------------------------------------------------------------------------



                               [GRAPHIC]


--------------------------------------------------------------------------------
 MORGAN KEEGAN & COMPANY                                                 PAGE 20

STOCK TRADING ANALYSIS                                         [DAIRY MART LOGO]
--------------------------------------------------------------------------------



                               [GRAPHIC]

--------------------------------------------------------------------------------
 MORGAN KEEGAN & COMPANY                                                 PAGE 21

VALUATION ANALYSIS                                             [DIARY MART LOGO]
--------------------------------------------------------------------------------

COMPARABLE COMPANY ANALYSIS

OVERVIEW

- Analyzed certain publicly-traded companies that were deemed to be comparable to the business of Dairy Mart in the scope of business operations. Compared Dairy Mart's financial performance with the performance of the comparable companies for the latest twelve months of publicly available data.

- Derived industry multiples by analyzing the specific comparable company financial information.

- Applied the respective Comparable Company multiples to financial metrics of Dairy Mart for the twelve months ended October 28, 2000 to derive an implied range of equity values and prices per share.








--------------------------------------------------------------------------------
MORGAN KEEGAN & GOMPANY, INC.                                            PAGE 24

VALUATION ANALYSIS                                             [DAIRY MART LOGO]
--------------------------------------------------------------------------------

                                [7 ELEVEN LOGO]

7-ELEVEN, INC. ("7-Eleven") operates or franchises convenience store chains including approximately 5,665 7-Eleven convenience stores throughout the U.S. and Canada, as well as 38 other retail locations, operating under the Quik Mart, HIGH'S Dairy Store and Christy's Market brand names. The company's stores carry up to 2,800 items. Area licensees, including Seven-Eleven Japan, operate additional 7-Eleven stores in the US, Guam, Puerto Rico and more than 15 foreign countries. 7-Eleven also has an equity interest in over 270 convenience stores in Mexico. In April 1999, the company changed its corporate name from The Southland Corporation to 7-Eleven, Inc.

RECENT NEWS:

- 2/5/01 - 7-Eleven, Inc. and American Express introduced a prepaid 7-Eleven Internet Shopping Card that can be used to make online purchases.

- 1/8/01 - 7-Eleven, Inc. announced the resignation of its chief financial officer, Ezra Shashoua. Mr. Shashoua is leaving the Company to accept a position as executive vice president and chief financial officer of NationsRent, Inc., based in Fort Lauderdale, Fla.

                                  [LINE GRAPH]

------------------------------------------------
Ticker:                             SE
Headquarters:                   Dallas, TX
Stock Price:                     10 15/79
Market Cap (000's):             $1,067,551
LTM Revenue (000's):            $9,309,715
LTM EPS:                           $0.98
LTM EBITDA (000's):              $467,319
EBITDA Multiple:                   5.7x
------------------------------------------------


--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                            PAGE 23

VALUATION ANALYSIS                                             [DAIRY MART LOGO]
--------------------------------------------------------------------------------

                                 [CASEY'S LOGO]

CASEY'S GENERAL STORES, INC. (Casey's") operates over 1,000 convenience stores (and franchises an additional 161) under the name Casey's General Store in nine Midwestern states, primarily Iowa, Missouri, and Illinois. The company's stores are primarily located in areas with populations of less than 5,000. Casey's also operates a general warehouse under the name Casey's Distribution Center in Ankeny, Iowa, that distributes grocery and general merchandise items to company-operated and franchised stores.


RECENT NEWS:

- 11/7/00 - Info Touch Technologies and Casey's General Stores, Inc. announced that they will commence a 10-store pilot project, which will include the addition of Info Touch Internet kiosks inside Casey's stores.

                                  [LINE GRAPH]

------------------------------------------------
Ticker:                            CASY
Headquarters:                   Ankeny, IA
Stock Price:                     12 1/16
Market Cap (000's):              $597,915
LTM Revenue (000's):            $1,877,297
LTM EPS:                           $0.84
LTM EBITDA (000's):              $117,605
EBITDA Multiple:                   6.4x
------------------------------------------------


--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                            PAGE 24

VALUATION ANALYSIS                                             [DAIRY MART LOGO]
--------------------------------------------------------------------------------

                                  [MARSH LOGO]

MARSH SUPERMARKETS, INC. ("Marsh") operates 90 supermarkets and 175 Village Pantry convenience stores in central Indiana and western Ohio. Marsh also owns and operates a specialized convenience store distribution business that serves its Village Pantry stores as well as 1,310 unaffiliated convenience stores in a nine-state area. In addition, Marsh owns and operates a food services division that provides upscale catering, vending, concession, and business cafeteria management services. The company's supermarkets feature an extended line of traditional grocery store items as well as service and specialty departments such as delicatessens, bakeries, prepared foods, prime cut meats, fresh seafood, floral and video rental. The convenience stores offer a broad selection of grocery, bakery, dairy and delicatessen items, including fresh pastry products and sandwiches prepared in the stores.

RECENT NEWS:

- 11/10/00 - Marsh Supermarkets Inc. and LoBill Foods store locations announced that they have voluntarily removed all products containing phenylpropanolamine PPA from their store shelves following the Food and Drug Administration's warning concerning the use of PPA. This drug is widely used as a nasal decongestant (in over-the-counter and prescription drug products) and for weight control (in over-the-counter drug products).

                                  [LINE GRAPH]

------------------------------------------------
Ticker:                              MARSA
Headquarters:                   Indianapolis, IN
Stock Price:                          16
Market Cap (000's):                $124,348
LTM Revenue (000's):              $1,908,760
LTM EPS:                             $1.38
LTM EBITDA (000's):                 $74,970
EBITDA Multiple:                     4.7x
------------------------------------------------


--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                            PAGE 25

VALUATION ANALYSIS                                             [DAIRY MART LOGO]
--------------------------------------------------------------------------------

                               [THE PANTRY LOGO]

THE PANTRY, INC. ("The Pantry") operates convenience stores in the southeast region of the United States. The Company operates approximately 1,266 convenience stores under the names The Pantry, Lil' Champ, Quick Stop, Depot, Food Chief, Express Stop, Dash N, Smokers Express, ETNA and Sprint located throughout North and South Carolina, Florida, western Kentucky, Tennessee, Virginia, southern Indiana and Georgia.

RECENT NEWS:

- 1/31/01 - The Pantry, Inc. reported that it has completed the previously announced acquisition of 11 East Coast Oil Corporation convenience stores.

- 12/22/00 - The Pantry, Inc. announced that it has completed its acquisition of 26 Fast Lane convenience stores from R.R. Morrison and Son, Inc.

- 9/18/00 - The Pantry, Inc. announced that it has successfully completed the acquisition of 18 new convenience stores located in Jackson, Mississippi.

- 7/3/2000 - The Pantry announces that is has successfully completed the acquisition of fourteen South Carolina-based convenience stores operating under the MiniMart trade name from Oates Oil Company. The Pantry also announced that on June 29, it completed the acquisition of a chain of nineteen Mississippi-based convenience stores from Tip Top Convenience Stores, Inc.

                                  [LINE GRAPH]

------------------------------------------------
Ticker:                              PTRY
Headquarters:                    Sanford, NC
Stock Price:                          10
Market Cap (000's):                $181,115
LTM Revenue (000's):              $2,526,446
LTM EPS:                            $0.72
LTM EBITDA (000's):                $132,394
EBITDA Multiple:                     5.3x
------------------------------------------------


--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                            PAGE 26

VALUATION ANALYSIS                                             [DAIRY MART LOGO]
--------------------------------------------------------------------------------

                                [UNI-MART LOGO]

UNI-MARTS, INC. ("Uni-Marts") is an operator of convenience stores and discount tobacco stores. The company operates approximately 234 convenience stores and 22 Choice Cigarette Discount Outlets stores in Pennsylvania, New York, Delaware, Maryland and Virginia, of which 182 convenience stores and 12 Choice stores sell gasoline. Typically, the stores offer over 2,500 popular consumer items.

RECENT NEWS:

- 4/24/2000 - Uni-Marts announces the completion of the acquisition of 43 convenience stores and related petroleum dispensing stations, located in northeastern Pennsylvania, from Orloski Service Station, Inc.

                                  [LINE GRAPH]

------------------------------------------------
Ticker:                              UNI
Headquarters:                 State College, PA
Stock Price:                       2 1/20
Market Cap (000's):                $14,433
LTM Revenue (000's):              $388,081
LTM EPS:                            $0.16
LTM EBITDA (000's):                $15,753
EBITDA Multiple:                     5.7x
------------------------------------------------


--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                            PAGE 27

VALUATION ANALYSIS                                             [DAIRY MART LOGO]
--------------------------------------------------------------------------------

                                  [GIANT LOGO]

GIANT INDUSTRIES, INC. and its subsidiaries ("Giant") refines and markets petroleum products in New Mexico, Arizona, Colorado, and Utah, with a concentration in the Four Corners area. Giant owns and operates two refineries in Gallup and Bloomfield, New Mexico, with a combined throughput capacity of approximately 44,600 barrels of crude oil and natural gas liquids per day. Giant also sells gasoline, diesel fuel, and merchandise to the general public through 172 retail service station/convenience stores and a travel center in the Four Corners area. In addition, Giant distributes gasoline, diesel fuel, and various lubricants to industrial and commercial accounts.

RECENT NEWS:

- 07/26/00 - Giant Industries Inc. reports Letter of Intent to acquire an interest in El Paso, Texas Refining Assets. Giant also announced that it had begun a process to evaluate the economic and strategic value of its service station/convenience store chain and, pending the results of a detailed review, it may offer selected retail units for sale.

                                  [LINE GRAPH]

------------------------------------------------
Ticker:                                GI
Headquarters:                    Scottsdale, AZ
Stock Price:                          7 9/10
Market Cap (000's):                  $71,228
LTM Revenue (000's):               $1,010,390
LTM EPS:                              $0.67
LTM EBITDA (000's):                  $64,445
EBITDA Multiple:                       4.6x
------------------------------------------------


--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                            PAGE 28

VALUATION ANALYSIS                                             [DAIRY MART LOGO]
--------------------------------------------------------------------------------

                                  [TOSCO LOGO]

TOSCO CORPORATION ("Tosco") is one of the nation's largest independent oil refiners and petroleum marketers. The company operates eight refineries in California, New Jersey, Pennsylvania, and Washington, which together are capable of processing some 950,000 barrels of crude oil, feedstocks, and blendstocks per day into a variety of petroleum products, chiefly light transportation fuels (gasoline, diesel, and jet fuel) and heating oil. The company also operates over 5,000 retail marketing locations under the BP, Exxon, 76, and Circle K names, which sell some 4.5 billion gallons of fuel annually.

RECENT NEWS:

- 2/4/01 - Tosco Corporation announced that Phillips Petroleum Company has agreed to purchase Tosco in a $7 billion stock transaction.

- 1/10/01 - Sunoco, Inc. announced that it has signed a letter of intent to sell its Kendall motor oil brand, and the customer lists and other related assets for both the Sunoco and Kendall brand labels to Tosco Corporation.

                                  [LINE GRAPH]

------------------------------------------------
Ticker:                               TOS
Headquarters:                    Stamford, CT
Stock Price:                         34 25/41
Market Cap (000's):                $5,154,276
LTM Revenue (000's):              $21,287,100
LTM EPS:                              $2.75
LTM EBITDA (000's):                $1,216,900
EBITDA Multiple:                      6.3x
------------------------------------------------


--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                            PAGE 29

VALUATION ANALYSIS                                             [DAIRY MART LOGO]
--------------------------------------------------------------------------------

                        [ULTRAMAR DIAMOND SHAMROCK LOGO]

ULTRAMAR DIAMOND SHAMROCK CORP. is an independent refiner and marketer of high-quality refined products and convenience store merchandise in the central and southwest regions of the United States, and the northeast United States and eastern Canada. The Company's operations consist of refineries, convenience stores, pipelines and terminals, a home heating oil business, and related petrochemical and natural gas liquids operations. The Company owns and operates six refineries strategically located near its key markets. In the United States, the Company markets refined products and a broad range of convenience store merchandise under the Diamond Shamrock, Beacon, Ultramar, and Total brand names through a network of approximately 3,800 convenience stores. In the Northeast, the Company markets refined products through approximately 1,200 convenience stores and 82 cardlocks, and operates a retail home heating oil.

RECENT NEWS:

- 10/4/2000 - UDS announces the completion of the purchase of 23 retail outlets and the branded wholesale business of Valley Shamrock in McAllen, Texas. Terms of the sale were not disclosed.

- 8/31/2000 - UDS announces the completion of the purchase of Tosco's Avon refinery.

                                  [LINE GRAPH]

------------------------------------------------
Ticker:                                UDS
Headquarters:                    San Antonio, TX
Stock Price:                         38 3/25
Market Cap (000's):                 $3,386,972
LTM Revenue (000's):               $16,187,500
LTM EPS:                              $4.02
LTM EBITDA (000's):                 $961,000
EBITDA Multiple:                      5.4x
------------------------------------------------


--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                            PAGE 30

VALUATION ANALYSIS                                             [DAIRY MART LOGO]
--------------------------------------------------------------------------------

COMPARABLE COMPANY ANALYSIS - SUMMARY

(DETAILED ANALYSIS IS INCLUDED AS APPENDIX 1)

(Dollars in thousands except per share values)


-----------------------------------------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS
-----------------------------------------------------------------------------------------------------------------
                                                                  BASED ON TTM (10/28/00) RESULTS
                                                    -------------------------------------------------------------
                                                                        Implied          Implied         Implied
                                       Median                          Enterprise        Equity           Share
                                      Multiples          TTM             Value            Value           Value
                                                    -------------------------------------------------------------
   CONVENIENCE STORE OPERATORS
     Revenues                           0.3x        $   692,375       $   194,098      $   70,101      $   12.63
     EBITDA                             5.7x             11,691            66,690              NM             NM
     EBIT                               9.7x             (5,810)               NM              NM             NM
     Net Income                        12.4x            (11,215)               NM              NM             NM
     Tangible Book Value/Share          1.3x            (13,819)               NM              NM             NM

   SELECTED REFINERS AND MARKETERS
     Revenues                           0.3x        $   692,375       $   222,016      $   98,019      $   17.66
     EBITDA                             5.4x             11,691            63,147              NM             NM
     EBIT                               8.7x             (5,810)               NM              NM             NM
     Net Income                        11.7x            (11,215)               NM              NM             NM
     Tangible Book Value/Share          2.0x            (13,819)               NM              NM             NM
-----------------------------------------------------------------------------------------------------------------

Net Debt                             $   123,997
Shares Outstanding                         5,552


--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                            PAGE 31

VALUATION ANALYSIS                                             [DAIRY MART LOGO]
--------------------------------------------------------------------------------

COMPARABLE COMPANY ANALYSIS

CONCLUSION

- Morgan Keegan determined the market value and the adjusted market value of each comparable company and calculated trading multiples based on revenue, EBITDA, EBIT, net income and tangible book value.

- Trading multiples of the comparable company group as a whole were deemed more meaningful than multiples of any particular company.


--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                            PAGE 32

VALUATION ANALYSIS                                             [DAIRY MART LOGO]
--------------------------------------------------------------------------------

SELECTED PRECEDENT TRANSACTIONS ANALYSIS

OVERVIEW

- Searched selected databases and public filings for valuation data on mergers and acquisitions involving companies comparable to Dairy Mart.

- Identified those transactions with available financial information that were deemed most relevant.

- Derived valuation multiples by comparing the prices paid in these transactions to Dairy Mart's financial information for the last twelve months.


--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                            PAGE 33

VALUATION ANALYSIS                                             [DAIRY MART LOGO]
--------------------------------------------------------------------------------

SELECTED PRECEDENT TRANSACTIONS ANALYSIS - SUMMARY

(DETAILED ANALYSIS IS INCLUDED AS APPENDIX 2)

(Dollars in thousands except per share values)

-----------------------------------------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS
-----------------------------------------------------------------------------------------------------------------
                                                                  BASED ON TTM (10/28/00) RESULTS
                                                    -------------------------------------------------------------
                                                                        Implied          Implied         Implied
                                       Median                          Enterprise        Equity           Share
                                      Multiples          TTM             Value            Value           Value
                                                    -------------------------------------------------------------
     Revenues                           0.6x        $   692,375       $   439,414      $  315,417      $   56.82
     EBITDA                             6.9x             11,691            80,997              NM             NM
     EBIT                               9.8x             (5,810)               NM              NM             NM
     Net Income                        14.0x            (11,215)               NM              NM             NM
     Book Value                         2.2x            (13,819)               NM              NM             NM
-----------------------------------------------------------------------------------------------------------------

Net Debt                             $   123,997
Shares Outstanding                         5,552


--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                            PAGE 34

VALUATION ANALYSIS                                             [DAIRY MART LOGO]
--------------------------------------------------------------------------------

SELECTED PRECEDENT TRANSACTIONS ANALYSIS

CONCLUSION

-   Transaction multiples vary for many reasons including:

    -   Differences in pre-transaction operating performance;

    - Other hidden or intangible assets not apparent in historical operating performance;

    -   Non-disclosed addbacks; and

    -   Other deal specific factors.

- Undisclosed convenience store transactions involving quality companies are generally being completed at approximately 6.0x LTM EBITDA.


--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                            PAGE 35

VALUATION ANALYSIS                                             [DAIRY MART LOGO]
--------------------------------------------------------------------------------

PREMIUM ANALYSIS


OVERVIEW

- Analyzed the premiums paid for completed retail mergers and acquisitions of publicly-traded companies million since January 1, 1999.

- Analyzed the premiums paid for completed non-financial institution and non-technology mergers and acquisitions of publicly-traded companies with total consideration between $25 million and $250 million since January 1, 1999.

- Analyzed the premiums paid for completed non-financial institution and non-technology mergers and acquisitions of publicly-traded companies with total consideration between $25 million and $250 million since January 1, 1999 where cash was the principal form of consideration.

- Analyzed the premiums paid over the target's stock price one day, one week and one month prior to the announcement date of May 11, 2000 that the Company was analyzing strategic alternatives including a sale. Also analyzed these premiums against the closing price on March 7, 2001.

-   Compared these premiums to the premium offered pursuant to the transaction.

- Derived an implied price per share based on the median premiums paid in these transactions.


--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                            PAGE 36

VALUATION ANALYSIS                                             [DAIRY MART LOGO]
--------------------------------------------------------------------------------

PREMIUM ANALYSIS - SUMMARY

(DETAILED ANALYSIS IS INCLUDED AS APPENDIX 4)


------------------------------------------------------------------------------------------------------------------
                                         1 DAY        1 WEEK       4 WEEKS
                                        PRIOR TO     PRIOR TO     PRIOR TO     DECEMBER 12, 2000     MARCH 7, 2001
                                        ANN. DATE    ANN. DATE    ANN. DATE
DAIRY MART CLOSING PRICE                 2 1/4        2 5/8       2 13/16          3 13/16              $2.70

------------------------------------------------------------------------------------------------------------------

ALL COMPLETED RETAIL INDUSTRY TRANSACTIONS SINCE 1/1/99

                              -------------------------------------------------
                              MEDIAN        24.0 %      42.9 %        44.9 %
                              -------------------------------------------------

-------------------------------------------------------------------------------
Implied Price per Share                   $ 2.79      $ 3.75        $ 4.08
-------------------------------------------------------------------------------


ALL COMPLETED NON-FINANCIAL INSTITUTION AND NON-TECHNOLOGY TRANSACTIONS WITH TOTAL CONSIDERATION BETWEEN $25 MILLION AND $250 MILLION SINCE 1/1/99

                              -------------------------------------------------
                              MEDIAN        29.1 %      35.3 %        45.4 %
                              -------------------------------------------------

-------------------------------------------------------------------------------
Implied Price per Share                   $ 2.91      $ 3.55        $ 4.09
-------------------------------------------------------------------------------


ALL COMPLETED NON-FINANCIAL INSTITUTION TRANSACTIONS WITH TOTAL CONSIDERATION BETWEEN $25 MILLION AND $250 MILLION SINCE 1/1/99

(CASH ONLY CONSIDERATION)

                              -------------------------------------------------
                              MEDIAN        28.3 %      35.2 %        44.0 %
                              -------------------------------------------------

-------------------------------------------------------------------------------
Implied Price per Share                   $ 2.89      $ 3.55        $ 4.05
-------------------------------------------------------------------------------

THE OFFER PRICE OF $4.50 PER SHARE REPRESENTS A PREMIUM OF:
                    66.7% to the closing price on March 7, 2001;
                   100.0% to the closing price on May 10, 2000, 1 day before the announcement that the Company was analyzing strategic alternatives, including a sale;
                    71.4% to the closing price one week prior to the
                          announcement date;
                    60.0% to the closing price four weeks prior to the
                          announcement date; and
                    18.0% to the closing price on December 12, 2000, the day
                          that the Company announced that Robert B. Stein, Jr. was pursuing a transaction.


--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                            PAGE 37

VALUATION ANALYSIS                                             [DAIRY MART LOGO]
--------------------------------------------------------------------------------

SUMMARY OF VALUATION

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Morgan Keegan believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors, could create a misleading view of the processes underlying the Morgan Keegan opinion. No company or transaction used in the analysis performed by Morgan Keegan as a comparison is identical to Dairy Mart or the contemplated merger. In addition, Morgan Keegan may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumption, so that the range of valuation resulting from any particular analysis described below should not be take to be Morgan Keegan's view of the actual value of Dairy Mart.

The following table sets forth the indicated ranges of exchange ratios as outlined in the previous analyses.

---------------------------------------------------------------------------------------------------------------------------------
VALUATION METHOD                                                                                         IMPLIED PRICE PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS

      Convenience Store Operators                                                                             NM to $12.63
      Selected Refiners and Marketers                                                                         NM to $17.66
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
SELECTED PRECEDENT TRANSACTIONS ANALYSIS                                                                      NM to $56.82
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
PREMIUM ANALYSIS

      Retail Industry Transactions since 1/1/199                                                             $2.79 to $4.08

      All Completed Non-Financial and Non-Technology Transactions with Total Consideration between
       $25 million and $250 million since 1/1/99                                                             $2.91 to $4.09

      All Completed Non-Financial and Non-Technology Transactions with Total Consideration between
       $25 million and $250 million since 1/1/99 (Cash Only Considerations)                                  $2.89 to $4.05
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                            PAGE 38

APPENDIX 1                                                     [DAIRY MART LOGO]
--------------------------------------------------------------------------------








                    COMPARABLE COMPANIES - DETAILED SCHEDULES














--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                         APPENDIX 1

DAIRY MART CONVENIENCE STORES                      MORGAN KEEGAN & COMPANY, INC.
COMPARABLE COMPANY ANALYSIS
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------




                                                          SHARE       52-WEEK RANGE
                COMPANY /                                 PRICE    --------------------     SHARES      MARKET         NET
            LATEST FINANCIALS                    TICKER   3/7/01     HIGH        LOW        OUTST.       VALUE       DEBT (1)
----------------------------------------         ------  --------  --------   ---------   ----------  -----------   ----------

       CONVENIENCE STORE OPERATORS
----------------------------------------

7-Eleven, Inc (5)                                SE      10 15/79   21 1/4     8            104,765    1,067,551    1,598,229
                 9/30/00

Casey's General Stores                           CASY    12 1/16    15         7 15/16       49,568      597,915      154,307
                10/31/00

Marsh Supermarkets                               MARSA   15         17         13 5/8         8,290      124,348      226,909
                 1/6/01

Pantry, Inc                                      PTRY    10         15 3/8     7             18,111      181,115      527,142
                12/28/00

Uni-Marts (6)                                    UNI     2 1/20     4 1/4      1 3/8          7,040       14,433       76,085
                 1/4/01

     SELECTED REFINERS AND MARKETERS
----------------------------------------

Giant Industries (7)                             GI      7 9/10     10 1/2     5 1/8          9,016       71,228      227,690
                 9/30/00

Tosco Corp. (8)                                  TOS     34 25/41   43 6/25    25 7/8       148,924    5,154,276    2,515,300
                 9/30/00

Ultramar Diamond Shamrock (9)                    UDS     38 3/25    37 19/20   21 7/8        88,850    3,386,972    1,803,700
                 9/30/00

--------------------------------------------------------------------------------------------------------------------------------
CURRENT MARKET VALUATION (REPORTED FINANCIALS)
DAIRY MART CONVENIENCE STORES (10)               DMC     2 3/5      5 15/16    1 5/8          4,999       12,999      123,997
                10/28/00

CURRENT MARKET VALUATION (INTERNAL FINANCIALS)
DAIRY MART CONVENIENCE STORES (11)               DMC     2 3/5      5 15/16    1 5/8          5,552       14,434      131,662
                12/30/00
--------------------------------------------------------------------------------------------------------------------------------


                                                                                    LATEST TWELVE MONTHS' (3)
                                                               ----------------------------------------------------------------
                                                  ADJUSTED
                COMPANY /                          MARKET                                                  NET           BOOK
            LATEST FINANCIALS                     VALUE (2)      SALES         EBITDA       EBIT          INCOME         VALUE
----------------------------------------         -----------   ----------     --------     -------       --------       -------

       CONVENIENCE STORE OPERATORS
----------------------------------------

7-Eleven, Inc (5)                                 2,665,780    9,309,715      467,319      237,794       115,450        67,786
                 9/30/00

Casey's General Stores                              752,222    1,877,297      117,605       77,506        41,688       336,792
                10/31/00

Marsh Supermarkets                                  351,257    1,908,760       74,970       43,850        13,491       136,734
                 1/6/01

Pantry, Inc                                         708,257    2,526,446      132,394       74,415        13,628      (150,746)
                12/28/00

Uni-Marts (6)                                        90,518      388,081       15,753        8,555         1,165        21,424
                 1/4/01

     SELECTED REFINERS AND MARKETERS
----------------------------------------

Giant Industries (7)                                298,918    1,010,390       64,445       30,657         6,086       106,492
                 9/30/00

Tosco Corp. (8)                                   7,669,576   21,287,100    1,216,900      882,200       427,326     1,868,000
                 9/30/00

Ultramar Diamond Shamrock (9)                     5,190,672   16,187,500      961,000      711,800       349,830     1,727,300
                 9/30/00

--------------------------------------------------------------------------------------------------------------------------------
CURRENT MARKET VALUATION (REPORTED FINANCIALS)
DAIRY MART CONVENIENCE STORES (10)                  136,996      692,375       11,691       (5,810)      (11,215)      (13,819)
                10/28/00

CURRENT MARKET VALUATION (INTERNAL FINANCIALS)
DAIRY MART CONVENIENCE STORES (11)                  146,096      720,670        8,784       (6,399)      (13,810)      (17,400)
                12/30/00
--------------------------------------------------------------------------------------------------------------------------------


                                                                       EPS
                                                     -------------------------------------

                COMPANY /                                   2000 CAL   2001 CAL  2002 CAL
            LATEST FINANCIALS                         LTM     ACT.     EST. (4)  EST. (4)
----------------------------------------             -----  --------   --------  ---------

       CONVENIENCE STORE OPERATORS
----------------------------------------

7-Eleven, Inc (5)                                    $0.98    $0.87      $0.98     $1.13
                 9/30/00

Casey's General Stores                               $0.84    $0.82      $0.98        NA
                10/31/00

Marsh Supermarkets                                   $1.38    $1.39      $1.41        NA
                 1/6/01

Pantry, Inc                                          $0.72    $0.71      $1.08     $1.29
                12/28/00

Uni-Marts (6)                                        $0.16    $0.13         NA        NA
                 1/4/01

     SELECTED REFINERS AND MARKETERS
----------------------------------------

Giant Industries (7)                                 $0.67    $1.15         NA        NA
                 9/30/00

Tosco Corp. (8)                                      $2.75    $3.39      $3.71     $3.39
                 9/30/00

Ultramar Diamond Shamrock (9)                        $4.02    $4.93      $4.90     $4.40
                 9/30/00

------------------------------------------------------------------------------------------
CURRENT MARKET VALUATION (REPORTED FINANCIALS)
DAIRY MART CONVENIENCE STORES (10)                  ($2.28)      NA         NA        NA
                10/28/00

CURRENT MARKET VALUATION (INTERNAL FINANCIALS)
DAIRY MART CONVENIENCE STORES (11)                  ($2.76)      NA         NA        NA
                12/30/00
------------------------------------------------------------------------------------------


================================================================================
(1) Short-term debt, long-term debt (including capitalized lease obligations), and preferred stock minus cash and marketable securities.

(2)  Market value of equity plus net debt.

(3)  Income statement data excludes extraordinary items.

(4)  Mean estimates obtained from First Call.

(5)  Adjusted for a 1:5 stock split on May 1, 2000.

(6)  Excludes $159,770 for the provision for asset impairment in 2000.

(7)  Excludes a $2.4 million loss on the write-off of assets in 1999.

(8) Excludes $43.1 million in Avon Refinerty start-up costs, a $2.1 million restructuring recovery, a $240 million inventory recovery and a $40.5 million gain on the sale of retail assets in non-core markets in 1999. Also excludes a $20 million gain on the sale of the Avon Refinery during the nine months ended September 30, 2000. Share price is as of 2/2/01, prior to the announcement of a proposed acquisition by Phillips Petroleum Co.

(9) Excludes $8.2 million of restructuring and other non-recurring expenses in 1999.

(10) EBITDA excludes non-recurring items as provided by Dairy Mart Management.

(11) Internal financial information provided by Dairy Mart Management. EBITDA excludes non-recurring items.

APPENDIX 2                                                     [DAIRY MART LOGO]
--------------------------------------------------------------------------------








                    SELECTED PRECEDENT TRANSACTIONS ANALYSIS














--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                         APPENDIX 2

DAIRY MART CONVENIENCE STORES, INC.
--------------------------------------------------------------------------------
MERGERS & ACQUISITIONS ANALYSIS
(Dollars in Millions)


                                                                                                                        EQUITY
 ANNOUNCED      EFFECTIVE                   SELLER                                       BUYER                           VALUE
------------   ------------   ------------------------------------   -----------------------------------------------  ------------

 15-Feb-01                    VICORP Restaurants Inc                 Investor Group                                       $174.24
 5-Feb-01                     Tosco Corporation                      Phillips Petroleum                                   6728.55
 14 Dec 00                    NPC International Inc                  O Gene Bicknell                                      $249.05
 16 Nov 00                    Il Fornaio America Corp                Bruckmann Rosser Sherrill & Co                        $93.00
 06 Oct 00      20 Dec 00     Taco Cabana Inc                        Carrols Corp                                         $105.25
 5-Jun-00                     Buffets Inc                            Caxton-Iseman Capital Inc                            $575.84
 1-Jun-00       15-Nov-00     Travelcenters of America               Oak Hill Capital Partners                             $731.0
 24 Nov 99      24 Nov 99     Kangaroo Inc                           The Pantry Inc                                            46
 9-Nov-99       29-Dec-99     Advantica Restaurant Group Inc         American Securities Capital Partners LP              $114.00
 21 Jun 99      22 Jul 99     R&H Maxxon Inc                         The Pantry Inc                                        35.809
 13-Aug-99      13-Aug-99     Sbarro Inc                             Private Group                                        $592.41
 8-Jun-99       16-Jul-99     La Salsa Holding Co                    Santa Barbara Restaurant Group Inc                    $13.13
 19-Mar-99      16-Aug-99     Rock Bottom Restaurants Inc            Private Group                                         $80.46
 9-Mar-99       9-Mar-99      Pathmark Stores                        Koninklijke Ahold NV                                     250
 29-Jan-99      10-Aug-99     Rally's Hamburgers Inc                 Checkers Drive-In Restaurants Inc                     $49.31
 28-Jan-99      28-Jan-99     Taylor Oil Company                     The Pantry, Inc.                                       22.85
 11-Dec-98      16-Feb-99     Logan's Roadhouse Inc                  CBRL Group Inc                                       $172.78
 3-Dec-98       5-Apr-99      Back Bay Restaurant Group Inc          SRC Holdings Inc/Private Group                        $35.47
 30-Nov-98      1-Oct-99      Miami Subs Corp                        Nathan's Famous Inc                                    $4.64
 13-Oct-98      20-Nov-98     Dominick's Supermarkets, Inc.          Safeway Inc                                             1200
 28-Sep-98      5-Nov-98      Express Stop                           The Pantry, Inc.                                       20.28
 18-Sep-98      25-Jan-99     Spaghetti Warehouse Inc                Cracken Harkey Street & Hartnett LLC                  $45.30
 06 Aug 98      16 Apr 99     Carr-Gottstein Foods Co                Safeway Inc                                          $110.00
 03 Aug 98      24 Jun 99     American Stores Company                Albertson's Inc                                    $9,027.36
 4-Jun-98       21-Jul-98     Pollo Tropical Inc                     Carrols Corp                                          $90.81
 23-Apr-98      28-May-98     Morrison Restaurants Inc               Piccadilly Cafeterias Inc                             $46.17
 3-Apr-98       21-Jun-98     Bertucci's Inc                         NE Restaurant Corp                                    $87.46
 20 Jan 98      05 Oct 98     Buttrey Food and Drug Stores Co        Albertson's Inc                                      $139.25


                  ASSUMED       ADJUSTED                               LAST TWELVE MONTHS
                    NET          MARKET      -----------------------------------------------------------------------
 ANNOUNCED         DEBT          VALUE           REVENUE         EBIT        EBITDA      NET INCOME     BOOK VALUE
------------    ------------  -------------  ----------------  ----------   ----------  -------------  -------------

 15-Feb-01           ($8.20)       $166.04           $375.34      $24.84        42.68          14.79         130.73
 5-Feb-01          2,515.30      $9,243.85         21,287.10      882.20     1,216.90         500.37       1,868.00
 14 Dec 00          $190.14        $439.19           $480.96      $46.18        74.86          21.51         164.12
 16 Nov 00           ($4.40)        $88.60           $117.38       $4.63         8.83           3.46          45.79
 06 Oct 00           $43.35        $148.59           $163.49      $15.68        24.74          21.70          43.00
 5-Jun-00            $41.50        $617.34           $961.76      $75.32       118.34          45.59         303.69
 1-Jun-00            482.39      $1,213.39          1,640.61       35.58        92.70          (0.17)         22.44
 24 Nov 99            $3.87         $49.87           $111.86       $1.89         3.76           1.45          10.21
 9-Nov-99            $14.00        $128.00           $138.90                    24.50
 21 Jun 99           $13.80         $49.61           $118.29       $5.53         8.73           2.84          15.78
 13-Aug-99         ($146.07)       $446.34           $372.54      $57.87        80.60          39.14         263.88
 8-Jun-99             $5.60         $18.73            $32.45       $0.10         1.85        (354.00)        (21.31)
 19-Mar-99           $23.46        $103.91           $160.10      $11.23        20.03           5.98          65.42
 9-Mar-99         $1,462.58      $1,712.58         $3,694.87     $123.33       212.33         (31.23)     (1,127.46)
 29-Jan-99           $63.78        $113.09           $144.95      ($0.62)        9.77          (7.54)         36.63
 28-Jan-99           ($0.01)        $22.84           $110.45       $3.98         5.97           3.98           8.94
 11-Dec-98           ($0.05)       $172.73            $90.27      $12.31        16.87           8.40          78.80
 3-Dec-98             $3.67         $39.14            $97.33       $4.10         8.32           2.53          28.81
 30-Nov-98            $1.78          $6.42            $22.47       $1.09         2.52           0.78          16.56
 13-Oct-98          $623.46      $1,823.46         $2,426.77     $103.68       171.12         (58.41)        135.97
 28-Sep-98           ($0.46)        $19.82            $51.11       $2.70         3.51           2.67           2.70
 18-Sep-98            $4.50         $49.79            $66.03       $2.25         6.07           1.19          47.20
 06 Aug 98          $207.96        $317.96           $601.87      $31.43        49.81           2.12          27.46
 03 Aug 98        $3,437.19     $12,464.54        $19,866.73     $868.02     1,355.33         336.88       2,699.20
 4-Jun-98            ($1.30)        $89.51            $67.74       $9.87        12.29           5.95          31.53
 23-Apr-98           $11.96         $58.13           $241.25      ($3.39)        6.62          (2.34)         36.86
 3-Apr-98            $14.25        $101.71           $136.72       $6.52        15.47           3.51          71.37
 20 Jan 98           $36.98        $176.23           $391.37      $10.15        21.05           3.51          95.33


                          ADJUSTED MARKET VALUE /                   EQUITY VALUE /
                -----------------------------------------   -----------------------------
 ANNOUNCED         REVENUE           EBIT        EBITDA       NET INCOME     BOOK VALUE
------------    ------------     ------------   ---------   -------------  --------------

 15-Feb-01       0.442364294     6.685067196    3.8900945    11.77774868    1.332823483
 5-Feb-01        0.434246562     10.47817955    7.5962281    13.44713222    3.602007495
 14 Dec 00       0.913166555      9.51128148    5.8668572    11.58018011    1.517545005
 16 Nov 00       0.754839149     19.14020307    10.029432    26.85532775    2.031232937
 06 Oct 00       0.908857121     9.475912077    6.005164     4.850482868    22.22636161
 5-Jun-00         0.64188571     8.196229421    5.2166638     12.6308401    1.896144094
 1-Jun-00         0.73959988     34.10032881    13.089026         NM        32.57430596
 24 Nov 99       0.445838882     26.33334002    13.269712    31.67167217    4.504296756
 9-Nov-99        0.921526278          NA        5.2244898         NA             NA
 21 Jun 99       0.419395589      8.96995654    5.6858147    12.63064896    2.269289052
 13-Aug-99       1.198123478     7.712988475    5.538097      15.134857     2.245050441
 8-Jun-99        0.576970481          NM        10.127096         NM             NM
 19-Mar-99       0.649048688     9.251150788    5.1868697    13.46144885    1.229816854
 9-Mar-99        0.463500871     13.88634373    8.0657809         NM             NM
 29-Jan-99       0.780156535          NM        11.577114         NM        1.346172223
 28-Jan-99       0.206825055     5.742332831    3.8295054    5.742937569    2.556500336
 11-Dec-98        1.91350305     14.03308945    10.236703    20.57673587    2.192713071
 3-Dec-98        0.402161594      9.55644342    4.7058418    13.99731344     1.23101351
 30-Nov-98        0.28587344     5.891877832    2.5474601    5.938728344      0.280149
 13-Oct-98       0.751395064     17.58707394    10.655799         NM        8.825800758
 28-Sep-98       0.387744321     7.353617811    5.6397268    7.604049494    7.513894035
 18-Sep-98       0.754138413     22.10933315    8.1983557    37.97938231    0.959776221
 06 Aug 98        0.52829104     10.11554735    6.383241     51.78907721    4.005680784
 03 Aug 98       0.627408064     14.35970989    9.1967129     26.797002     3.344461498
 4-Jun-98        1.321401948     9.066693044    7.2827026    15.26922811    2.880293548
 23-Apr-98       0.240947975          NM        8.7768292         NM        1.252507732
 3-Apr-98         0.74392922     15.59423824    6.573554     24.93575289    1.225478795
 20 Jan 98       0.450286555     17.36940666    8.3707785     39.637347     1.460719418

                                               -----------------------------------------------------------------------------------
Notes:                                         Low          0.206825055     5.742332831    2.5474601    4.850482868      0.280149
------                                         High          1.91350305     34.10032881    13.269712    51.78907721    32.57430596
Source:  Thomson Financial Securities Data     Mean         0.675122351     13.02168103    7.4559161    19.25275681    4.580161384
                                               Median       0.634646887     9.835995388    6.9281283    13.99731344    2.192713071
                                               -----------------------------------------------------------------------------------

MORGAN KEEGAN & COMPANY, INC.

APPENDIX 3                                                     [DAIRY MART LOGO]
--------------------------------------------------------------------------------








                                PREMIUM ANALYSIS













--------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                         APPENDIX 3

DAIRY MART CONVENIENCE STORES, INC.
Premium Analysis of All Completed Retail Industry Transactions Since 1/1/99 (1)

----------------------------------------------------------------------------------------



        DATE                DATE
     ANNOUNCED           EFFECTIVE      TARGET NAME
----------------------------------------------------------------------------------------

     29 Dec 00           29 Dec 00      Prandium Inc(AIF II LP)
     07 Dec 00           01 Feb 01      Musicland Stores Corp
     03 Nov 00           14 Dec 00      Designs Inc
     25 Oct 00           22 Dec 00      pcOrder.com
     06 Oct 00           20 Dec 00      Taco Cabana Inc
     04 Oct 00           01 Feb 01      Bowlin Outdoor Advertising & Travel Centers
     26 Sep 00           01 Dec 00      Rainforest Cafe Inc
     31 Jul 00           30 Aug 00      Big Dog Holdings Inc
     20 Jul 00           01 Sep 00      CDNow Inc
     03 Jul 00           11 Aug 00      David's Bridal Inc
     05 Jun 00           28 Sep 00      Buffets Inc
     25 Apr 00           24 Jul 00      Lamonts Apparel Inc
     07 Apr 00           01 Aug 00      Seaway Food Town Inc
     08 Mar 00           10 Apr 00      Payless ShoeSource Inc
     07 Mar 00           12 Sep 00      Arinco Computer Systems Inc
     03 Feb 00           21 Mar 00      Filene's Basement Corp
     25 Jan 00           10 Mar 00      CompUSA Inc
     22 Nov 99           02 Feb 00      Garden Ridge Corp
     15 Nov 99           31 Jan 00      Catherines Stores Corp
     15 Nov 99           29 Dec 99      VICORP Restaurants Inc
     15 Oct 99           31 Dec 99      Zions Cooperative Mercantile Institution
     26 Aug 99           23 Sep 99      Garden Ridge Corp
     18 Aug 99           31 Jul 00      Hannaford Bros Co
     17 Aug 99           25 Oct 99      Planet Hollywood International Inc
     26 Jul 99           02 Sep 99      Host Marriott Services Corp
     14 Jul 99           22 Nov 99      Egghead.com Inc
     05 Jul 99           11 Aug 99      General Nutrition Cos Inc
     10 May 99           30 Jul 99      Pamida Holdings Corp
     03 May 99           04 Jun 99      Limited Inc
     24 Mar 99           24 Mar 99      Country Star Restaurants Inc
     19 Mar 99           13 Aug 99      Rock Bottom Restaurants Inc
     10 Mar 99           28 Apr 99      Triarc Cos Inc
     04 Mar 99           01 Jun 99      K&G Men's Center Inc
     09 Feb 99           08 Jul 99      Coffee People Inc(Second Cup Ltd)
     29 Jan 99           09 Aug 99      Rally's Hamburgers Inc
     11 Jan 99           08 Mar 99      Shopping.com


--------------------------------------------------------------------------------------------------------------------------



        DATE                                                                             DEAL               OFFER
     ANNOUNCED      ACQUIROR NAME                                                     VALUE (MIL)      PRICE/SHARE (1)
--------------------------------------------------------------------------------------------------------------------------

     29 Dec 00      Kevin Relyea                                                           15.00
     07 Dec 00      Best Buy Co Inc                                                       418.71                12.55
     03 Nov 00      Designs Inc                                                             4.40                 2.50
     25 Oct 00      Trilogy Software Inc                                                   48.35                 6.38
     06 Oct 00      Carrols Corp                                                          151.41                 9.04
     04 Oct 00      Lamar Advertising Co                                                   41.64
     26 Sep 00      Landry's Seafood Restaurants Inc                                       70.77                 3.25
     31 Jul 00      Big Dog Holdings Inc                                                   21.88                 6.25
     20 Jul 00      Bertelsmann AG                                                        138.42                 3.00
     03 Jul 00      May Department Stores Co                                              412.76                20.00
     05 Jun 00      Investor Group                                                        646.76                13.85
     25 Apr 00      Gottschalks Inc                                                        20.10
     07 Apr 00      Spartan Stores Inc                                                    108.03                16.18
     08 Mar 00      Payless ShoeSource Inc                                                400.00                53.00
     07 Mar 00      Pangea Internet Advisors LLC                                           40.00
     03 Feb 00      Value City Department Stores Inc(Schottenstein Stores Corp)            12.50
     25 Jan 00      Grupo Sanborns(Grupo Carso SA de CV)                                  805.26                10.10
     22 Nov 99      GR Acquisition Corp(GRDG Holdings LLC)                                144.43                11.50
     15 Nov 99      Charming Shoppes Inc                                                  153.59                21.00
     15 Nov 99      VICORP Restaurants Inc                                                 38.00                19.00
     15 Oct 99      May Department Stores Co                                               49.70                22.50
     26 Aug 99      Garden Ridge Corp                                                       8.33                 7.00
     18 Aug 99      Food Lion Inc                                                       3,712.99                79.00
     17 Aug 99      Investor Group                                                         30.00
     26 Jul 99      Autogrill SpA(Edizione Holding SpA)                                   547.29                15.75
     14 Jul 99      ONSALE Inc                                                            328.32                12.71
     05 Jul 99      Koninklijke Numico NV                                               2,506.39                25.00
     10 May 99      ShopKo Stores Inc                                                     372.28                11.50
     03 May 99      Limited Inc                                                           750.00                50.00
     24 Mar 99      Go Call Inc                                                             8.57
     19 Mar 99      RB Capital Inc                                                         58.53                10.00
     10 Mar 99      Triarc Cos Inc                                                         69.44                18.25
     04 Mar 99      Men's Wearhouse Inc                                                   118.27                11.50
     09 Feb 99      Diedrich Coffee Inc                                                    31.67                 2.92
     29 Jan 99      Checkers Drive-In Restaurants Inc                                      35.82                 1.06
     11 Jan 99      Compaq Computer Corp                                                  130.09                18.25


--------------------------------------------------------------------------------------------------------
                                  CLOSING PRICE                                  PREMIUM
                    ----------------------------------------    --------------------------------------
                      1 day          1 week        4 weeks        1 day        1 week        4 weeks
        DATE        prior to        prior to      prior to      prior to      prior to      prior to
     ANNOUNCED      ann. date       ann. date     ann. date     ann. date     ann. date     ann. date
--------------------------------------------------------------------------------------------------------

     29 Dec 00
     07 Dec 00
     03 Nov 00           2.38          2.28          2.06          5.26          9.60         21.18
     25 Oct 00           3.44          3.06          4.09         85.43        108.13         55.72
     06 Oct 00           4.16          4.31          4.45        117.52        109.60        103.01
     04 Oct 00           6.56          6.50          6.56
     26 Sep 00           2.03          2.06          2.84         60.02         57.54         14.28
     31 Jul 00           4.63          4.38          4.25         35.14         42.86         47.06
     20 Jul 00           2.88          2.50          2.88          4.35         20.00          4.35
     03 Jul 00          11.56         12.63         12.00         72.97         58.42         66.67
     05 Jun 00          12.13         10.88         11.25         14.23         27.36         23.11
     25 Apr 00
     07 Apr 00          16.00         17.00         23.38          1.13         (4.82)       (30.78)
     08 Mar 00          48.13         42.81         42.31         10.13         23.79         25.26
     07 Mar 00
     03 Feb 00
     25 Jan 00           9.50          5.44          5.25          6.32         85.73         92.38
     22 Nov 99           7.25          6.94          6.75         58.62         65.75         70.37
     15 Nov 99          12.38         12.25         13.75         69.70         71.43         52.73
     15 Nov 99          16.75         16.50         15.81         13.43         15.15         20.15
     15 Oct 99
     26 Aug 99           5.94          5.94          6.06         17.88         17.88         15.45
     18 Aug 99          63.69         56.25         56.06         24.04         40.44         40.91
     17 Aug 99           0.75          0.75          0.88
     26 Jul 99           9.75          9.06          7.81         61.54         73.78        101.59
     14 Jul 99          12.06         12.00          9.94          5.39          5.94         27.92
     05 Jul 99          22.88         21.97         17.94          9.29         13.80         39.37
     10 May 99           9.00          7.38          3.25         27.78         55.93        253.85
     03 May 99
     24 Mar 99
     19 Mar 99           6.50          6.50          5.13         53.85         53.85         95.12
     10 Mar 99          15.88         15.75         15.06         14.96         15.87         21.16
     04 Mar 99           8.38          7.91          7.94         37.35         45.50         44.91
     09 Feb 99           1.19          1.50          1.81        145.37         94.33         60.78
     29 Jan 99           1.03          1.19          0.56          2.52        (11.03)        87.74
     11 Jan 99


                                                 ------------------------------------------------------
                                                  MEDIAN           24.0 %        42.9 %        44.9 %
                                                 ------------------------------------------------------

COPYRIGHT(C) 2001, THOMSON FINANCIAL SECURITIES DATA.

(1)  Includes all forms of consideration based on date of announcement.

DAIRY MART CONVENIENCE STORES, INC.
Premium Analysis of All Completed Non-Financial Institution and Non-Technology Transactions With Total Consideration Between $25 Million and $250 Million Since 1/1/99 (1)


-------------------------------------------------------------------------------------------------------



      DATE          DATE
   ANNOUNCED      EFFECTIVE   TARGET NAME
-------------------------------------------------------------------------------------------------------

   04 Jan 01      20 Feb 01   TravelNow.com Inc
   20 Dec 00      09 Feb 01   Marine Transport Corp
   15 Dec 00      29 Jan 01   Edgewater Technology Inc
   07 Dec 00      25 Jan 01   Ramp Networks Inc
   06 Nov 00      12 Dec 00   kforce.com Inc
   06 Nov 00      03 Jan 01   Equinox Systems Inc
   03 Nov 00      14 Dec 00   Designs Inc
   03 Nov 00      25 Jan 01   Getty Petroleum Marketing Inc
   27 Oct 00      16 Jan 01   TelCom Semiconductor Inc
   25 Oct 00      02 Jan 01   EduTrek International Inc
   25 Oct 00      22 Dec 00   pcOrder.com
   25 Oct 00      06 Dec 00   Continuus Software Corp
   25 Oct 00      06 Dec 00   Continuus Software Corp
   17 Oct 00      29 Nov 00   Trex Medical Corp(ThermoTrex Corp/Thermo Electron Corp)
   17 Oct 00      01 Dec 00   JPS Packaging Co
   12 Oct 00      28 Nov 00   Cerprobe Corporation
   10 Oct 00      09 Feb 01   Lifemark Corp
   06 Oct 00      20 Dec 00   Taco Cabana Inc
   04 Oct 00      07 Dec 00   InnerDyne Inc
   04 Oct 00      23 Jan 01   Integ Inc
   04 Oct 00      12 Dec 00   Home-Stake Oil & Gas Co
   03 Oct 00      16 Nov 00   JLK Direct Distribution Inc (Kennametal Inc)
   26 Sep 00      01 Dec 00   Rainforest Cafe Inc
   25 Sep 00      02 Feb 01   @plan.inc
   19 Sep 00      30 Nov 00   US Franchise Systems Inc
   13 Sep 00      18 Oct 00   BeautiControl Cosmetics Inc
   13 Sep 00      18 Oct 00   BeautiControl Cosmetics Inc
   13 Sep 00      17 Nov 00   Fatbrain.com Inc
   07 Sep 00      08 Dec 00   Agritope Inc
   05 Sep 00      23 Oct 00   Engineering Animation Inc
   01 Sep 00      18 Dec 00   Minolta-QMS Inc(Minolta Co Ltd)
   31 Aug 00      16 Oct 00   Splash Technology Holdings Inc
   29 Aug 00      13 Nov 00   Printrak International Inc
   29 Aug 00      02 Jan 01   Columbus Energy Corp
   28 Aug 00      24 Jan 01   Washington Homes Inc
   28 Aug 00      04 Oct 00   800-JR Cigar Inc
   22 Aug 00      20 Dec 00   Newgen Results Corporation
   21 Aug 00      17 Nov 00   Aquila Biopharmaceuticals Inc
   16 Aug 00      20 Nov 00   Delia's Inc
   15 Aug 00      05 Feb 01   Clearworks Net Inc
   11 Aug 00      01 Oct 00   Piercing Pagoda Inc
   11 Aug 00      06 Oct 00   BI Inc
   04 Aug 00      22 Sep 00   EndoSonics Corp
   31 Jul 00      30 Aug 00   Big Dog Holdings Inc
   26 Jul 00      27 Dec 00   Video Services Corp
   25 Jul 00      06 Sep 00   Chemfab Corp
   20 Jul 00      17 Nov 00   JLK Direct Distribution Inc (Kennametal Inc)
   20 Jul 00      01 Sep 00   CDNow Inc
   19 Jul 00      20 Sep 00   Carey International Inc
   17 Jul 00      25 Aug 00   Concentrex Inc
   17 Jul 00      24 Aug 00   CareerBuilder Inc
   14 Jul 00      21 Aug 00   Serengeti Eyewear Inc
   11 Jul 00      28 Dec 00   In Home Health Inc(Manor Care Inc)
   10 Jul 00      17 Aug 00   Business Resource Group
   10 Jul 00      17 Aug 00   Business Resource Group
   06 Jul 00      02 Jan 01   Engineering Measurements Co
   29 Jun 00      01 Oct 00   Utilx Corp
   29 Jun 00      01 Sep 00   Interface Systems Inc
   28 Jun 00      03 Jan 01   CFM Technologies Inc
   27 Jun 00      29 Sep 00   Tech-Sym Corp
   27 Jun 00      22 Sep 00   National-Standard Co


--------------------------------------------------------------------------------------------------------------------------



      DATE                                                                                     DEAL            OFFER
   ANNOUNCED       ACQUIROR NAME                                                           VALUE (MIL)     PRICE/SHARE (1)
--------------------------------------------------------------------------------------------------------------------------

   04 Jan 01       Hotel Reservations Network Inc (USA Networks Inc)                              45.23              4.16
   20 Dec 00       Crowley Maritime Corp                                                          47.83              7.00
   15 Dec 00       Edgewater Technology Inc                                                      130.00              8.00
   07 Dec 00       Nokia Oy AB                                                                   132.14              5.80
   06 Nov 00       kforce.com Inc                                                                 55.00              5.50
   06 Nov 00       Avocent Corp                                                                   56.91              9.75
   03 Nov 00       Designs Inc                                                                     4.40              2.50
   03 Nov 00       LUKoil Holdings                                                                71.09              5.00
   27 Oct 00       Microchip Technology Inc                                                      284.43             13.91
   25 Oct 00       Career Education Corp                                                          44.61              3.31
   25 Oct 00       Trilogy Software Inc                                                           48.35              6.38
   25 Oct 00       Telelogic AB                                                                   43.33              3.46
   25 Oct 00       Telelogic AB                                                                   43.33              3.46
   17 Oct 00       Thermo Electron Corp                                                           16.14              2.15
   17 Oct 00       Pechiney SA                                                                    45.47              7.86
   12 Oct 00       Kulicke & Soffa Industries Inc                                                201.37             20.00
   10 Oct 00       Evercare(Ovations/UnitedHealth Group)                                          62.44             10.55
   06 Oct 00       Carrols Corp                                                                  151.41              9.04
   04 Oct 00       Tyco International Ltd                                                        194.81              7.50
   04 Oct 00       Inverness Medical Technology Inc                                               57.87              5.04
   04 Oct 00       Cortez Oil & Gas Inc                                                           50.26             11.00
   03 Oct 00       JLK Direct Distribution Inc (Kennametal Inc)                                   36.24              8.75
   26 Sep 00       Landry's Seafood Restaurants Inc                                               70.77              3.25
   25 Sep 00       DoubleClick Inc                                                               102.35              8.00
   19 Sep 00       Pritzker Group                                                                100.21              5.00
   13 Sep 00       Tupperware Corp                                                                54.32              7.00
   13 Sep 00       Tupperware Corp                                                                54.32              7.00
   13 Sep 00       barnesandnoble.com Inc                                                         57.18              3.19
   07 Sep 00       Exelixis Inc                                                                   33.10              6.26
   05 Sep 00       Unigraphics Solutions Inc (Electronic Data Systems Corp)                      176.89             13.75
   01 Sep 00       Minolta Investments Co(Minolta Co Ltd)                                         34.58              6.00
   31 Aug 00       Electronics for Imaging Inc                                                   147.37             10.00
   29 Aug 00       Motorola Inc                                                                  154.04             12.14
   29 Aug 00       Key Production Co Inc                                                          23.84              6.32
   28 Aug 00       Hovnanian Enterprises Inc                                                     136.19             10.08
   28 Aug 00       Investor Group                                                                 33.31             13.00
   22 Aug 00       TeleTech Holdings Inc                                                         166.83             14.50
   21 Aug 00       Antigenics Inc                                                                 40.75              4.60
   16 Aug 00       iTurf Inc                                                                      82.77              4.93
   15 Aug 00       Eagle Wireless International Inc                                              155.08              6.40
   11 Aug 00       Zale Corp                                                                     265.64             21.50
   11 Aug 00       Investor Group                                                                 67.44              8.25
   04 Aug 00       Jomed NV                                                                      209.57             11.00
   31 Jul 00       Big Dog Holdings Inc                                                           21.88              6.25
   26 Jul 00       Liberty Livewire Corp(Liberty Media Group)                                    138.28              9.67
   25 Jul 00       Norton Co(Cie De Saint-Gobain SA)                                             145.41             18.25
   20 Jul 00       Kennametal Inc                                                                 36.46              8.75
   20 Jul 00       Bertelsmann AG                                                                138.42              3.00
   19 Jul 00       Investor Group                                                                189.81             18.25
   17 Jul 00       John H Harland Co                                                              37.88              7.00
   17 Jul 00       Investor Group                                                                199.31              8.00
   14 Jul 00       Worldwide Sports & Recreation Inc                                              32.77              3.95
   11 Jul 00       Manor Care Inc                                                                 22.61              3.70
   10 Jul 00       BR Holding Inc(Bull Run Corp)                                                  57.21              9.25
   10 Jul 00       BR Holding Inc(Bull Run Corp)                                                  57.21              9.25
   06 Jul 00       Advanced Energy Industries Inc                                                 30.02              7.09
   29 Jun 00       Infrastrux Group Inc(Puget Sound Energy)                                       49.58              6.13
   29 Jun 00       Tumbleweed Communications Corp                                                 70.38             13.33
   28 Jun 00       Mattson Technology Inc                                                        177.75             20.63
   27 Jun 00       Integrated Defense Technologies Inc(Veritas Capital Fund)                      93.01             30.00
   27 Jun 00       Heico Holding Inc                                                               5.79              1.00


-------------------------------------------------------------------------------------------------------
                             CLOSING PRICE                                PREMIUM
                  ------------------------------------  -------------------------------------------
                    1 day       1 week       4 weeks      1 day          1 week          4 weeks
      DATE        prior to     prior to     prior to     prior to       prior to        prior to
   ANNOUNCED      ann. date    ann. date   ann. date    ann. date       ann. date       ann. date
-------------------------------------------------------------------------------------------------------

   04 Jan 01
   20 Dec 00           5.00         5.13         5.13        40.00           36.59           36.59
   15 Dec 00           5.50         5.63         5.06        45.46           42.22           58.03
   07 Dec 00
   06 Nov 00           4.47         3.94         3.03        23.08           39.68           81.44
   06 Nov 00           7.00         7.00         5.63        39.29           39.29           73.33
   03 Nov 00           2.38         2.28         2.06         5.26            9.59           21.21
   03 Nov 00           3.44         3.38         3.75        45.46           48.15           33.33
   27 Oct 00          11.94        11.75        14.88        16.55           18.40           (6.47)
   25 Oct 00
   25 Oct 00           3.44         3.06         4.09        85.46          108.16           55.73
   25 Oct 00
   25 Oct 00
   17 Oct 00           4.00         3.44         2.88       (46.25)         (37.46)         (25.22)
   17 Oct 00           4.63         4.25         3.19        69.95           84.94          146.59
   12 Oct 00          12.50        13.81        15.00        60.00           44.80           33.33
   10 Oct 00           8.44         8.38         8.25        25.04           25.97           27.88
   06 Oct 00           4.16         4.31         4.45       117.50          109.62          103.00
   04 Oct 00           7.13         5.88         6.50         5.26           27.66           15.39
   04 Oct 00           2.38         2.34         1.59       112.30          115.13          216.36
   04 Oct 00          10.75        10.75        12.13         2.33            2.33           (9.28)
   03 Oct 00
   26 Sep 00           2.03         2.06         2.84        60.00           57.58           14.29
   25 Sep 00           7.25         6.38         6.00        10.35           25.49           33.33
   19 Sep 00           4.38         4.38         4.31        14.29           14.29           15.94
   13 Sep 00           3.75         3.75         3.19        86.67           86.67          119.61
   13 Sep 00           3.75         3.75         3.19        86.67           86.67          119.61
   13 Sep 00           3.81         3.63         3.88       (16.39)         (12.07)         (17.74)
   07 Sep 00           7.13         5.44         5.19       (12.20)          15.05           20.60
   05 Sep 00          11.06        11.37         6.75        24.30           20.93          103.70
   01 Sep 00           3.00         3.00         3.06       100.00          100.00           95.92
   31 Aug 00
   29 Aug 00          11.63        10.94         7.63         4.43           10.99           59.21
   29 Aug 00
   28 Aug 00           7.13         7.25         6.50        41.47           39.03           55.08
   28 Aug 00
   22 Aug 00          13.88        13.38        15.38         4.51            8.41           (5.69)
   21 Aug 00           4.38         5.13         4.44         5.17          (10.22)           3.69
   16 Aug 00           2.38         2.25         2.81       107.62          119.16           75.32
   15 Aug 00           4.75         4.75         4.00        34.74           34.74           60.00
   11 Aug 00          16.00        14.56        14.38        34.38           47.64           49.57
   11 Aug 00           4.63         4.00         5.00        78.38          106.25           65.00
   04 Aug 00           7.00         6.38         6.38        57.14           72.55           72.55
   31 Jul 00           4.63         4.38         4.25        35.14           42.86           47.06
   26 Jul 00           4.75         4.75         4.81       103.50          103.50          100.85
   25 Jul 00          10.13        10.63        11.88        80.25           71.77           53.68
   20 Jul 00
   20 Jul 00           2.88         2.50         2.88         4.35           20.00            4.35
   19 Jul 00          14.50        15.06        11.06        25.86           21.16           64.97
   17 Jul 00           4.00         3.94         4.13        75.00           77.78           69.70
   17 Jul 00           4.13         3.88         2.97        93.94          106.45          169.47
   14 Jul 00
   11 Jul 00           3.00         2.88         3.00        23.33           28.70           23.33
   10 Jul 00           6.75         6.38         7.47        37.04           45.10           23.85
   10 Jul 00           6.75         6.38         7.47        37.04           45.10           23.85
   06 Jul 00           7.75         7.88         7.06        (8.52)          (9.97)           0.39
   29 Jun 00           4.38         4.63         4.06        40.00           32.43           50.77
   29 Jun 00           9.50         8.91         7.63        40.34           49.69           74.85
   28 Jun 00          13.75        10.56         7.81        50.04           95.31          164.06
   27 Jun 00          24.00        24.25        22.00        25.00           23.71           36.36
   27 Jun 00           1.75         1.50         1.81       (42.86)         (33.33)         (44.83)

DAIRY MART CONVENIENCE STORES, INC.
Premium Analysis of All Completed Non-Financial Institution and Non-Technology Transactions With Total Consideration Between $25 Million and $250 Million Since 1/1/99 (1)


-------------------------------------------------------------------------------------------------------



      DATE          DATE
   ANNOUNCED      EFFECTIVE   TARGET NAME
-------------------------------------------------------------------------------------------------------

   27 Jun 00      02 Aug 00   Quest Education Corp
   20 Jun 00      27 Oct 00   Hagler Bailly Inc
   16 Jun 00      31 Aug 00   Pacific Gateway Properties
   13 Jun 00      02 Oct 00   Cereus Technology Partners Inc
   12 Jun 00      31 Aug 00   Comptek Research Inc
   08 Jun 00      12 Sep 00   OneMain.com Inc
   06 Jun 00      13 Oct 00   Trimark Holdings Inc
   02 Jun 00      08 Aug 00   Lunar Corp
   30 May 00      14 Jul 00   PremiumWear Inc
   26 May 00      20 Jul 00   KLLM Transport Services Inc
   26 May 00      17 Nov 00   Acme Electric Corp
   25 May 00      01 Aug 00   Protocol Systems Inc
   23 May 00      18 Dec 00   Cambridge Neuroscience Research Inc
   23 May 00      31 Jul 00   Pentech International Inc
   11 May 00      15 Nov 00   Gatefield Corp
   10 May 00      06 Jul 00   SeraNova Inc
   10 May 00      26 Jun 00   WMF Group Ltd
   04 May 00      21 Jun 00   Provantage Health Services Inc (ShopKo Stores Inc)
   04 May 00      31 Dec 00   Petroglyph Energy Inc (InterMountain Industries)
   04 May 00      25 Sep 00   Eskimo Pie Corp
   03 May 00      14 Jun 00   Cunningham Graphics International Inc
   02 May 00      06 Jun 00   Amrep Corp
   02 May 00      10 Aug 00   ACT Networks Inc
   01 May 00      31 May 00   Drew Industries Inc
   27 Apr 00      01 Sep 00   VIASOFT Inc
   24 Apr 00      01 Jul 00   Safety 1st Inc
   24 Apr 00      27 Jul 00   Noodle Kidoodle Inc
   19 Apr 00      29 Sep 00   Somerset Group Inc
   17 Apr 00      14 Sep 00   Brunswick Technologies Inc
   17 Apr 00      07 Aug 00   Cybergold Inc
   17 Apr 00      15 May 00   Green Mountain Coffee Inc
   17 Apr 00      25 May 00   ACSYS Inc
   14 Apr 00      19 May 00   PlayCore Inc(GreenGrass Holdings)
   07 Apr 00      01 Aug 00   Seaway Food Town Inc
   07 Apr 00      16 Aug 00   North Face Inc
   06 Apr 00      19 Jun 00   Funco Inc
   31 Mar 00      10 May 00   Johnston Industries Inc
   31 Mar 00      08 May 00   Pulaski Furniture Corp
   27 Mar 00      08 May 00   Farr Co
   24 Mar 00      01 Jun 00   BridgeStreet Accommodations Inc
   24 Mar 00      02 Jun 00   Harding Lawson Associates Group Inc
   16 Mar 00      15 Apr 00   Chicago Rivet & Machine Co
   16 Mar 00      30 Jun 00   Inference Corp
   14 Mar 00      01 Jun 00   Met-Coil Systems Corp
   13 Mar 00      29 Sep 00   Voyager.Net Inc
   10 Mar 00      30 Apr 00   Wave Technologies International Inc
   06 Mar 00      18 Dec 00   Genzyme Tissue Repair(Genzyme Corp)
   02 Mar 00      03 Jul 00   Savoir Technology Group Inc
   29 Feb 00      28 Jun 00   Exactis.com Inc
   28 Feb 00      30 Apr 00   Bristol Hotels & Resorts Inc
   28 Feb 00      15 Sep 00   Carson Inc
   28 Feb 00      18 May 00   Mustang.com Inc
   25 Feb 00      15 Jun 00   Centennial HealthCare Corp
   25 Feb 00      24 Mar 00   Escalade Inc
   23 Feb 00      15 May 00   Everest Medical Corp
   19 Feb 00      19 Feb 00   Diehl Graphsoft Inc
   16 Feb 00      05 Apr 00   American Precision Industries Inc
   15 Feb 00      12 Jul 00   Advanced Machine Vision Corp
   14 Feb 00      23 Mar 00   K-Tron International Inc


--------------------------------------------------------------------------------------------------------------------------



      DATE                                                                                    DEAL            OFFER
   ANNOUNCED      ACQUIROR NAME                                                           VALUE (MIL)     PRICE/SHARE (1)
--------------------------------------------------------------------------------------------------------------------------

   27 Jun 00      Kaplan Inc(Washington Post Co)                                                157.12             18.35
   20 Jun 00      PA Consulting Group(Button Trust)                                              96.99              5.32
   16 Jun 00      Mission Orchard Statutory Trust                                                53.76             12.70
   13 Jun 00      Eltrax Systems Inc                                                            128.91             12.63
   12 Jun 00      Northrop Grumman Corp                                                         180.54             22.30
   08 Jun 00      EarthLink Inc                                                                 310.05              6.39
   06 Jun 00      Lions Gate Entertainment Corp                                                  48.61              9.83
   02 Jun 00      GE Medical Systems(General Electric Co)                                       158.71             16.87
   30 May 00      New England Business Service Inc                                               40.19             13.50
   26 May 00      High Road Acquisition Corp                                                     33.02              8.05
   26 May 00      Key Components LLC(Kelso & Co)                                                 57.55              9.00
   25 May 00      Welch Allyn Inc                                                               143.05             16.00
   23 May 00      CeNeS Pharmaceuticals PLC                                                      41.78              2.25
   23 May 00      JAKKS Pacific Inc                                                              39.45              1.60
   11 May 00      Actel Corp                                                                     29.47              5.25
   10 May 00      Shareholders                                                                  155.79              9.38
   10 May 00      Prudential Mortgage Capital Corp(Prudential Insurance Co of America)          137.79              8.90
   04 May 00      Merck & Co Inc                                                                222.40             12.25
   04 May 00      Intermountain Industries                                                        9.15              2.85
   04 May 00      CoolBrands International Corp                                                  29.63             10.25
   03 May 00      Automatic Data Processing Inc                                                 129.34             22.00
   02 May 00      Amrep Corp                                                                      4.11              7.00
   02 May 00      Clarent Corp                                                                  151.96             13.43
   01 May 00      Drew Industries Inc                                                            11.60              8.00
   27 Apr 00      Allen Systems Group                                                           157.38              8.40
   24 Apr 00      Dorel Industries Inc                                                          178.21             13.88
   24 Apr 00      Zany Brainy Inc                                                                40.87              5.28
   19 Apr 00      First Indiana Corp, Indianapolis,Indiana                                       71.86             24.70
   17 Apr 00      CertainTeed Corp(Cie de Saint Gobain)                                          35.49              8.50
   17 Apr 00      MyPoints.com Inc                                                              146.61              7.17
   17 Apr 00      Green Mountain Coffee Inc                                                       4.46             16.00
   17 Apr 00      Vedior NV                                                                      72.51              5.00
   14 Apr 00      Chartwell Investments II LLC (Chartwell Managers LLC)                         105.96             10.10
   07 Apr 00      Spartan Stores Inc                                                            108.03             16.18
   07 Apr 00      VF Corp                                                                        25.61              2.00
   06 Apr 00      Babbage's Etc LLC(Barnes & Noble Inc)                                         162.87             24.75
   31 Mar 00      CGW Southeast Partners IV                                                      33.40              3.00
   31 Mar 00      Investor Group                                                                 65.31             22.50
   27 Mar 00      Ratos Acquisition Corp (Forvaltnings AB Ratos)                                132.70             17.45
   24 Mar 00      Meristar Hotels & Resorts Inc                                                  34.02              2.88
   24 Mar 00      MACTEC Inc                                                                     61.28             11.50
   16 Mar 00      Chicago Rivet & Machine Co                                                      3.67             23.00
   16 Mar 00      eGain Communications Corp                                                      73.26              8.28
   14 Mar 00      Mestek Inc                                                                     38.04              7.10
   13 Mar 00      CoreComm Ltd                                                                  189.12              5.98
   10 Mar 00      Thomson Corp                                                                   42.55              9.75
   06 Mar 00      Genzyme Surgical Products (Genzyme General/Genzyme Corp)                      233.03              9.13
   02 Mar 00      Avnet Inc                                                                     133.52              7.85
   29 Feb 00      24/7 Media Inc                                                                400.33             33.17
   28 Feb 00      Bass PLC                                                                      152.50              9.50
   28 Feb 00      Cosmair Inc(L'Oreal SA)                                                        80.64              5.20
   28 Feb 00      Quintus Corp                                                                  214.56             38.26
   25 Feb 00      Investor Group                                                                 65.58              5.50
   25 Feb 00      Escalade Inc                                                                   12.60             18.00
   23 Feb 00      Gyrus Group PLC                                                                51.27              4.85
   19 Feb 00      Nemetschek AG                                                                  29.49              9.50
   16 Feb 00      Danaher Corp                                                                  209.57             19.25
   15 Feb 00      Key Technology Inc                                                             26.45              1.64
   14 Feb 00      K-Tron International Inc                                                        9.14             18.00


-------------------------------------------------------------------------------------------------------
                             CLOSING PRICE                                PREMIUM
                  ------------------------------------  -------------------------------------------
                    1 day       1 week       4 weeks      1 day          1 week          4 weeks
      DATE        prior to     prior to     prior to     prior to       prior to        prior to
   ANNOUNCED      ann. date    ann. date   ann. date    ann. date       ann. date       ann. date
-------------------------------------------------------------------------------------------------------

   27 Jun 00           9.75         9.69         9.25        88.21           89.42           98.38
   20 Jun 00           4.75         3.56         1.94        12.00           49.33          174.58
   16 Jun 00          10.63        10.63        10.69        19.53           19.53           18.83
   13 Jun 00
   12 Jun 00          17.19        16.94        16.00        29.72           31.63           39.34
   08 Jun 00           8.00         7.81         4.88       (20.13)         (18.21)          31.08
   06 Jun 00           8.72         6.00         7.00        12.72           63.80           40.40
   02 Jun 00          11.13        11.00        10.63        51.60           53.32           58.73
   30 May 00           9.88         9.75         8.50        36.71           38.46           58.82
   26 May 00           6.81         8.50         8.13        18.17           (5.29)          (0.92)
   26 May 00           7.44         7.38         7.25        21.01           22.03           24.14
   25 May 00          13.13        12.75        12.38        21.91           25.49           29.29
   23 May 00
   23 May 00           0.91         1.00         0.66        76.55           60.00          143.81
   11 May 00           4.13         4.50         4.31        27.27           16.67           21.75
   10 May 00
   10 May 00           6.00         6.25         5.25        48.33           42.40           69.52
   04 May 00
   04 May 00           2.00         1.38         1.63        42.50          107.27           75.39
   04 May 00           9.00         8.88         8.25        13.89           15.49           24.24
   03 May 00          22.50        21.75        26.25        (2.22)           1.15          (16.19)
   02 May 00           5.06         5.06         5.69        38.27           38.27           23.08
   02 May 00
   01 May 00           7.06         6.88         7.00        13.27           16.36           14.29
   27 Apr 00           5.50         5.75         6.47        52.73           46.09           29.86
   24 Apr 00          12.63        11.25        11.63         9.90           23.33           19.36
   24 Apr 00           4.25         4.00         5.88        24.19           31.95          (10.16)
   19 Apr 00          17.50        17.75        17.75        41.14           39.16           39.16
   17 Apr 00
   17 Apr 00           5.50         9.38        14.44        30.36          (23.52)         (50.34)
   17 Apr 00          14.38        16.50        12.00        11.30           (3.03)          33.33
   17 Apr 00           2.75         3.56         1.81        81.82           40.35          175.86
   14 Apr 00           6.75         7.00         7.81        49.63           44.29           29.28
   07 Apr 00          16.00        17.00        23.38         1.13           (4.82)         (30.78)
   07 Apr 00
   06 Apr 00          11.88        13.75        10.94       108.42           80.00          126.29
   31 Mar 00           2.31         1.94         1.81        29.73           54.84           65.52
   31 Mar 00          21.88        17.13        14.56         2.86           31.39           54.51
   27 Mar 00          11.88        12.50        10.13        46.95           39.60           72.35
   24 Mar 00           1.94         2.13         2.00        48.39           35.29           43.75
   24 Mar 00           9.25         8.50         7.94        24.32           35.29           44.88
   16 Mar 00
   16 Mar 00
   14 Mar 00           6.13         6.00         6.00        15.92           18.33           18.33
   13 Mar 00          13.00        12.31        11.94       (54.04)         (51.47)         (49.95)
   10 Mar 00           7.38         8.50         6.13        32.20           14.71           59.18
   06 Mar 00
   02 Mar 00           8.25         7.75         6.95        (4.81)           1.33           12.94
   29 Feb 00          18.69        20.63        18.00        77.47           60.80           84.25
   28 Feb 00           5.75         4.88         4.56        65.22           94.87          108.22
   28 Feb 00           3.75         3.69         3.50        38.67           41.02           48.57
   28 Feb 00          25.88        21.50        14.13        47.87           77.96          170.88
   25 Feb 00           2.94         2.97         3.00        87.23           85.26           83.33
   25 Feb 00          16.50        16.25        11.00         9.09           10.77           63.64
   23 Feb 00           3.69         3.94         3.38        31.53           23.18           43.70
   19 Feb 00           7.13         6.25         4.88        33.33           52.00           94.87
   16 Feb 00          11.44        11.69         8.69        68.31           64.71          121.58
   15 Feb 00           1.69         1.63         1.34        (2.76)           0.99           22.12
   14 Feb 00          14.13        14.25        14.13        27.43           26.32           27.43

DAIRY MART CONVENIENCE STORES, INC.
Premium Analysis of All Completed Non-Financial Institution and Non-Technology Transactions With Total Consideration Between $25 Million and $250 Million Since 1/1/99 (1)


---------------------------------------------------------------------------------------------------------



      DATE          DATE
   ANNOUNCED      EFFECTIVE   TARGET NAME
---------------------------------------------------------------------------------------------------------

   14 Feb 00      29 Mar 00   GRC International Inc
   10 Feb 00      01 Jun 00   TCBY Enterprises Inc
   04 Feb 00      26 Jul 00   BNC Mortgage Inc
   03 Feb 00      31 Mar 00   Telesoft Corp
   31 Jan 00      03 May 00   Metrika Systems Corp(Thermo Instrument Systems Inc/Thermo Electron Corp)
   31 Jan 00      28 Jun 00   Sunrise International Leasing Inc(King Management Corp)
   31 Jan 00      13 Apr 00   ONIX Systems Inc(Thermo Instrument Systems)
   31 Jan 00      25 Aug 00   Writer Corp
   31 Jan 00      12 Apr 00   Thermedics Detection Inc(Thermedics Inc/Thermo Electron Corp)
   31 Jan 00      04 Apr 00   Thermo Sentron Inc(Thermedics)
   28 Jan 00      10 Mar 00   Zing Technologies Inc
   28 Jan 00      01 May 00   SPR Inc
   28 Jan 00                  Advanced Technical Products Inc
   17 Jan 00      13 Mar 00   Caere Corp
   17 Jan 00      24 Feb 00   Moore Products Co
   14 Jan 00      11 Jul 00   Globe Business Resources Inc (Equity Residential Properties Trust)
   06 Jan 00      21 Jun 00   Saratoga Beverage Group Inc
   28 Dec 99      02 Feb 00   Renex Corp
   28 Dec 99      14 Feb 00   Riviera Holdings Corp
   28 Dec 99      09 May 00   Digital Origin Inc
   23 Dec 99      16 May 00   Wilmar Industries Inc
   21 Dec 99      27 Jan 00   Softworks Inc
   20 Dec 99      23 Mar 00   PS Group Holdings Inc
   20 Dec 99      13 Mar 00   Plasma-Therm Inc
   15 Dec 99      15 Aug 00   ThermoLase Corp(ThermoTrex Corp/Thermo Electron Corp)
   13 Dec 99      26 Jun 00   Galaxy Enterprises Inc
   13 Dec 99      09 Feb 00   NetMoves
   09 Dec 99      29 Mar 00   Gleason Corp
   01 Dec 99      05 Jun 00   Pointe Communications Corp
   29 Nov 99      11 Feb 00   Mecon Inc
   29 Nov 99      02 Feb 00   Connectinc.com
   26 Nov 99      22 Feb 00   Bolle Inc
   22 Nov 99      02 Feb 00   Garden Ridge Corp
   18 Nov 99      31 Jan 00   Worldtalk Communications Corp
   18 Nov 99      01 Feb 00   Innovative Valve Technologies Inc
   16 Nov 99      16 Dec 99   Atrion Corp
   15 Nov 99      21 Dec 99   Vallen Corp
   15 Nov 99      31 Jan 00   Catherines Stores Corp
   15 Nov 99      29 Dec 99   VICORP Restaurants Inc
   12 Nov 99      17 Dec 99   TB Wood's Corp
   10 Nov 99      01 Sep 00   Berkshire Energy Resources
   09 Nov 99      11 Feb 00   Innovasive Devices Inc
   09 Nov 99      15 Dec 99   Alba-Waldensian Inc
   09 Nov 99      03 Mar 00   HealthWorld Corp
   09 Nov 99      19 Jan 00   Percon Inc
   08 Nov 99      31 May 00   FlashNet Communications Inc
   08 Nov 99      07 Feb 00   Autocam Corp
   04 Nov 99      15 Feb 00   Cleveland Indians Baseball Co
   04 Nov 99      11 Feb 00   COMPS.COM INC
   03 Nov 99      09 Mar 00   Gibson Greetings Inc
   26 Oct 99      13 Dec 99   GeoScience Corp(Tech-Sym Corp)
   26 Oct 99      06 Dec 00   Praegitzer Industries Inc
   21 Oct 99      10 Jan 00   Wall Data Inc
   21 Oct 99      04 Feb 00   Cade Industries Inc
   20 Oct 99      06 Jun 00   Thermoretec Corp (Thermo TerraTech Inc/Thermo Electron Corp)
   20 Oct 99      31 Jan 00   Ferrofluidics Corp
   20 Oct 99      08 Dec 99   Variflex Inc


--------------------------------------------------------------------------------------------------------------------------



      DATE                                                                                    DEAL            OFFER
   ANNOUNCED      ACQUIROR NAME                                                           VALUE (MIL)     PRICE/SHARE (1)
--------------------------------------------------------------------------------------------------------------------------

   14 Feb 00      AT&T Corp                                                                     218.90             15.00
   10 Feb 00      Capricorn Investors LP                                                        139.11              6.00
   04 Feb 00      Investor Group                                                                 48.10             10.00
   03 Feb 00      Telesoft Corp                                                                  16.68              7.25
   31 Jan 00      Thermo Instrument Systems Inc (Thermo Electron Corp)                           14.15              9.00
   31 Jan 00      King Management Corp                                                           16.97              5.25
   31 Jan 00      Thermo Instrument Systems Inc (Thermo Electron Corp)                           23.13              9.00
   31 Jan 00      Standard Pacific Corp                                                          52.85              3.35
   31 Jan 00      Thermedics Inc(Thermo Electron Corp)                                           17.02              8.00
   31 Jan 00      Thermedics Inc(Thermo Electron Corp)                                           30.69             15.50
   28 Jan 00      International Rectifier Corp                                                   36.97             15.36
   28 Jan 00      Leapnet Inc                                                                    93.86              7.19
   28 Jan 00      Veritas Capital Fund LP (Veritas Capital Partners LP)                          70.89             12.75
   17 Jan 00      ScanSoft Inc(Visioneer Inc)                                                   147.46             11.75
   17 Jan 00      Siemens Energy & Automation (Siemens Corp)                                    168.65             54.71
   14 Jan 00      Equity Residential Properties Trust                                            63.00             13.00
   06 Jan 00      North Castle Partners                                                          39.65              6.00
   28 Dec 99      National Nephrology Associates {NNA}                                           76.66             10.00
   28 Dec 99      Riviera Holdings Corp                                                           4.43              7.50
   28 Dec 99      Media 100 Inc                                                                  95.43             14.45
   23 Dec 99      Investor Group                                                                294.71             18.25
   21 Dec 99      EMC Corp                                                                      179.77             10.00
   20 Dec 99      Integrated Capital Associates Inc                                              72.82             12.00
   20 Dec 99      Oerlikon-Buehrle Holding AG                                                   155.00             12.50
   15 Dec 99      Thermo Electron Corp                                                           36.44              2.73
   13 Dec 99      NetGateway Inc                                                                 50.51              8.03
   13 Dec 99      Mail.com Inc                                                                  179.83              9.87
   09 Dec 99      Investor Group                                                                320.48             23.00
   01 Dec 99      Telscape International Inc                                                    208.50              2.11
   29 Nov 99      GE Medical Systems(General Electric Co)                                        85.25             11.06
   29 Nov 99      Calico Commerce Inc                                                            89.72              5.43
   26 Nov 99      Worldwide Sports & Recreation Inc                                              92.00              5.25
   22 Nov 99      GR Acquisition Corp(GRDG Holdings LLC)                                        144.43             11.50
   18 Nov 99      Tumbleweed Communications Corp                                                146.74             10.27
   18 Nov 99      Flowserve Corp                                                                101.08              1.62
   16 Nov 99      Atrion Corp                                                                     4.11             12.00
   15 Nov 99      Hagemeyer NV                                                                  200.99             25.00
   15 Nov 99      Charming Shoppes Inc                                                          153.59             21.00
   15 Nov 99      VICORP Restaurants Inc                                                         38.00             19.00
   12 Nov 99      TB Wood's Corp                                                                  3.60              9.00
   10 Nov 99      Energy East Corp                                                               95.73             38.00
   09 Nov 99      Johnson & Johnson                                                              83.09              8.25
   09 Nov 99      Tefron Ltd                                                                     61.59             18.50
   09 Nov 99      Cordiant Communications Group PLC                                             198.03             23.00
   09 Nov 99      PSC Inc                                                                        59.52             15.00
   08 Nov 99      Prodigy Communications Corp                                                   120.86              8.66
   08 Nov 99      Aurora Capital Partners LP                                                    123.30             18.75
   04 Nov 99      Investor Group                                                                180.56             22.66
   04 Nov 99      Costar Corp(Corning Inc)                                                       88.70              7.50
   03 Nov 99      American Greetings Corp                                                       162.30             10.25
   26 Oct 99      Cie Generale de Geophysique                                                    97.00              6.71
   26 Oct 99      Tyco International Ltd                                                         79.84              5.50
   21 Oct 99      NetManage Inc                                                                  93.30              9.00
   21 Oct 99      United Technologies Corp                                                      133.22              5.05
   20 Oct 99      Thermo Electron Corp                                                           56.88              7.00
   20 Oct 99      Ferrotec Corp                                                                  41.50              6.50
   20 Oct 99      Variflex Inc                                                                    3.33              6.50


------------------------------------------------------------------------------------------------------
                            CLOSING PRICE                                PREMIUM
                 ------------------------------------  -------------------------------------------
                   1 day       1 week       4 weeks      1 day          1 week          4 weeks
      DATE       prior to     prior to     prior to     prior to       prior to        prior to
   ANNOUNCED     ann. date    ann. date   ann. date    ann. date       ann. date       ann. date
------------------------------------------------------------------------------------------------------

   14 Feb 00         13.38        12.88        12.63        12.15           16.51           18.81
   10 Feb 00          3.56         3.81         3.75        68.42           57.38           60.00
   04 Feb 00          7.38         7.00         6.38        35.59           42.86           56.86
   03 Feb 00          4.75         4.75         4.25        52.63           52.63           70.59
   31 Jan 00
   31 Jan 00          5.50         5.25         5.19        (4.55)                           1.21
   31 Jan 00
   31 Jan 00          2.25         1.91         1.50        48.89           75.76          123.33
   31 Jan 00          7.94         7.94         7.00         0.79            0.79           14.29
   31 Jan 00         14.44        14.50        14.50         7.36            6.90            6.90
   28 Jan 00         15.00        15.81        12.88         2.40           (2.86)          19.30
   28 Jan 00          5.63         5.28         6.13        27.79           36.10           17.36
   28 Jan 00          7.44        10.88        13.94        71.43           17.24           (8.52)
   17 Jan 00          7.44         7.38         6.94        57.98           59.32           69.37
   17 Jan 00         42.88        37.50        30.50        27.60           45.89           79.38
   14 Jan 00         11.88        12.00        13.06         9.47            8.33           (0.48)
   06 Jan 00          4.81         4.84         3.44        24.68           23.87           74.55
   28 Dec 99          8.25         6.63         6.31        21.21           50.94           58.42
   28 Dec 99          5.19         5.38         5.13        44.58           39.54           46.34
   28 Dec 99          8.63        10.25         9.13        67.48           40.93           58.30
   23 Dec 99         14.00        14.38        15.38        30.36           26.96           18.70
   21 Dec 99          9.31         8.63         5.00         7.38           15.94          100.00
   20 Dec 99         11.00        10.69        10.38         9.09           12.28           15.66
   20 Dec 99          9.38         9.00         9.19        33.33           38.89           36.05
   15 Dec 99          2.38         2.13         1.88        15.03           28.57           45.71
   13 Dec 99          5.06         3.00         2.38        58.53          167.50          237.90
   13 Dec 99          5.50         5.06         3.94        79.38           94.88          150.57
   09 Dec 99         18.00        18.13        17.56        27.78           26.90           30.96
   01 Dec 99
   29 Nov 99          9.38         8.00         6.38        17.94           38.21           73.44
   29 Nov 99          4.84         4.47         2.63        12.04           21.44          106.74
   26 Nov 99          4.63         4.56         3.00        13.51           15.07           75.00
   22 Nov 99          7.25         6.94         6.75        58.62           65.77           70.37
   18 Nov 99          8.00         6.00         5.00        28.38           71.17          105.40
   18 Nov 99
   16 Nov 99         10.25         9.25         9.00        17.07           29.73           33.33
   15 Nov 99         19.75        17.00        13.63        26.58           47.06           83.49
   15 Nov 99         12.38        12.25        13.75        69.70           71.43           52.73
   15 Nov 99         16.75        16.50        15.81        13.43           15.15           20.16
   12 Nov 99          9.31         9.19         9.38        (3.36)          (2.04)          (4.00)
   10 Nov 99         33.00        25.50        25.81        15.15           49.02           47.22
   09 Nov 99
   09 Nov 99         16.25        13.69        10.00        13.85           35.16           85.00
   09 Nov 99         17.50        17.13        14.25        31.43           34.31           61.40
   09 Nov 99         13.44        13.25        10.38        11.63           13.21           44.58
   08 Nov 99         10.00         9.19         8.50       (13.37)          (5.71)           1.92
   08 Nov 99         13.00        11.00        16.31        44.23           70.46           14.94
   04 Nov 99         16.25         9.94         8.88        39.45          128.04          155.34
   04 Nov 99          7.28         7.00         6.69         3.00            7.14           12.15
   03 Nov 99          5.50         4.88         4.63        86.36          110.26          121.62
   26 Oct 99          6.00         6.88         7.25        11.83           (2.40)          (7.45)
   26 Oct 99          4.75         4.31         4.25        15.79           27.54           29.41
   21 Oct 99          5.75         5.81         5.38        56.52           54.84           67.44
   21 Oct 99          3.88         4.00         3.25        30.32           26.25           55.39
   20 Oct 99          5.50         5.25         5.19        27.27           33.33           34.94
   20 Oct 99          3.94         3.63         4.13        65.08           79.31           57.58
   20 Oct 99          5.75         5.56         5.98        13.04           16.85            8.62

DAIRY MART CONVENIENCE STORES, INC.
Premium Analysis of All Completed Non-Financial Institution and Non-Technology Transactions With Total Consideration Between $25 Million and $250 Million Since 1/1/99 (1)


--------------------------------------------------------------------------------------------------------



      DATE          DATE
   ANNOUNCED      EFFECTIVE   TARGET NAME
--------------------------------------------------------------------------------------------------------

   15 Oct 99      31 Dec 99   Zions Cooperative Mercantile Institution
   15 Oct 99      05 Jan 00   Crystal Gas Storage Inc
   07 Oct 99      08 Nov 99   Presley Cos
   06 Oct 99      02 Mar 00   Lady Luck Gaming Corp
   06 Oct 99      06 Mar 00   Conso International Corp
   05 Oct 99      19 Nov 99   CombiChem Inc
   05 Oct 99      17 Jan 00   Vivid Technologies Inc
   01 Oct 99      08 Nov 99   M/A/R/C Group
   27 Sep 99      27 Sep 99   Orange-co Inc
   27 Sep 99      05 Nov 99   Orange-co Inc
   22 Sep 99      11 Oct 00   Laser Power Corp
   20 Sep 99      02 Nov 99   Diatide Inc
   15 Sep 99      07 Jun 00   Align-Rite International Inc
   09 Sep 99      28 Sep 00   Fall River Gas Co
   09 Sep 99      31 Oct 99   Novacare Employee Services Inc (NovaCare Inc)
   06 Sep 99      01 Dec 99   International Telecommunication Data Systems Inc
   01 Sep 99      20 Oct 99   Effective Management Systems Inc
   26 Aug 99      23 Sep 99   Garden Ridge Corp
   24 Aug 99      02 Feb 00   Aavid Thermal Technologies Inc
   23 Aug 99      11 Nov 99   General Surgical Innovations
   19 Aug 99      30 Sep 99   Metrowerks Inc
   18 Aug 99      16 Mar 00   Gentiva Health Services Inc (Olsten Corp)
   13 Aug 99      22 Sep 99   Turner Corp
   12 Aug 99      22 Dec 99   Intelliquest Information Group Inc
   12 Aug 99      04 Oct 99   United Capital Corp
   11 Aug 99      24 Nov 99   HCIA Inc(VS&A Communications Partners III LP)
   10 Aug 99      20 Sep 99   Copley Pharmaceutical Inc(Hoechst Celanese Corp)
   02 Aug 99      03 Sep 99   Collagen Aesthetics Inc
   02 Aug 99      12 Nov 99   SIBIA Neurosciences Inc
   30 Jul 99      21 Oct 99   General Housewares Corp
   30 Jul 99      12 Jun 00   Todd-AO Corp
   30 Jul 99      12 Jan 00   Xionics Document Technologies Inc
   29 Jul 99      10 Sep 99   Concord Fabrics Inc
   28 Jul 99      19 Oct 99   Kofax Image Products
   28 Jul 99      07 Sep 99   Easco Inc(American Industrial Partners)
   27 Jul 99      27 Dec 99   Asahi-America Inc
   27 Jul 99      01 Sep 99   Mark VII Inc
   26 Jul 99      01 Sep 99   Exogen Inc
   22 Jul 99      10 Mar 00   White Cap Industries Inc
   15 Jul 99      08 Nov 00   EnergyNorth Inc
   15 Jul 99      04 Feb 00   SpecTran Corp
   15 Jul 99      01 Sep 99   Information Advantage Software Inc
   13 Jul 99      07 Jan 00   Thermo Vision Corp(Thermo Instrument/Thermo Electron)
   12 Jul 99      09 Aug 99   Data-TRAK International Inc
   12 Jul 99      17 Dec 99   Happy Kids Inc
   12 Jul 99      03 May 00   TSI Inc
   07 Jul 99      31 Aug 99   Smartflex Systems(Rogers Corp)
   01 Jul 99      16 Sep 99   ADFlex Solutions Inc
   30 Jun 99      09 Aug 99   TechForce Corp
   24 Jun 99      08 Nov 99   Think New Ideas Inc
   22 Jun 99      24 Sep 99   Diamond Multimedia Systems Inc
   22 Jun 99      24 Sep 99   Market Guide Inc
   18 Jun 99      26 Jul 99   Durakon Industries Inc
   16 Jun 99      26 Aug 99   Central Sprinkler Corp
   14 Jun 99      02 Aug 99   OrCAD Inc
   14 Jun 99      02 Nov 99   Physicians Specialty Corp
   11 Jun 99      26 Oct 99   Supertel Hospitality Inc
   11 Jun 99      22 Jul 99   Sterigenics International Inc


-------------------------------------------------------------------------------------------------------------------------



      DATE                                                                                   DEAL            OFFER
   ANNOUNCED     ACQUIROR NAME                                                           VALUE (MIL)     PRICE/SHARE (1)
-------------------------------------------------------------------------------------------------------------------------

   15 Oct 99     May Department Stores Co                                                       49.70             22.50
   15 Oct 99     El Paso Energy Corp                                                           158.39             57.00
   07 Oct 99     William Lyon Co                                                                 7.00              0.66
   06 Oct 99     Isle of Capri Casinos Inc                                                     235.57             12.00
   06 Oct 99     CIC Acquisition Co                                                             66.11              9.00
   05 Oct 99     EI du Pont de Nemours and Co                                                   93.47              6.75
   05 Oct 99     EG&G Inc                                                                       64.90              6.34
   01 Oct 99     Omnicom Group Inc                                                             112.52             20.00
   27 Sep 99     Reservoir Capital Group LLC                                                    37.82              7.00
   27 Sep 99     Reservoir Capital Group LLC                                                    34.36              7.00
   22 Sep 99     II-VI Inc                                                                      38.93              4.32
   20 Sep 99     Schering Berlin Inc(Schering AG)                                              126.08              9.50
   15 Sep 99     Photronics Inc                                                                116.85             23.45
   09 Sep 99     Southern Union Co                                                              51.60             23.50
   09 Sep 99     Investor Group                                                                 72.55              2.50
   06 Sep 99     Amdocs Ltd                                                                    236.81             13.08
   01 Sep 99     IFS Americas Inc (IFS AB)                                                      21.74              4.50
   26 Aug 99     Garden Ridge Corp                                                               8.33              7.00
   24 Aug 99     Willis Stein & Partners LP (Willis Stein & Partners)                          264.09             25.50
   23 Aug 99     Tyco International Ltd                                                        108.31              7.50
   19 Aug 99     Motorola Inc                                                                   94.87              6.25
   18 Aug 99     Shareholders                                                                   99.08              4.88
   13 Aug 99     Hochtief AG(RWE AG)                                                           394.76             28.63
   12 Aug 99     WPP Group PLC                                                                 111.21             12.70
   12 Aug 99     United Capital Corp                                                             4.81             17.50
   11 Aug 99     VS&A Communications Partners III LP(Veronis Suhler & Associates)              134.70             11.00
   10 Aug 99     Teva Pharmaceutical USA Inc (Teva Pharmaceutical Industries Inc)              214.84             11.00
   02 Aug 99     Inamed Corp                                                                   140.80             16.25
   02 Aug 99     Merck & Co Inc                                                                 88.59              8.50
   30 Jul 99     Corning Consumer Products Co(Corning Inc)                                     148.58             28.75
   30 Jul 99     Liberty Media Group(AT&T Corp)                                                 84.68             14.80
   30 Jul 99     Oak Technology Inc                                                             82.29              6.10
   29 Jul 99     Concord Fabrics Inc                                                            10.14              7.88
   28 Jul 99     Investor Group                                                                 70.75             12.75
   28 Jul 99     Caradon PLC                                                                   154.71             15.20
   27 Jul 99     Asahi Organic Chemical Industries                                              28.59              9.55
   27 Jul 99     MSAS Global Logistics Inc (Ocean Group PLC)                                   225.84             23.00
   26 Jul 99     Smith & Nephew Inc(Smith & Nephew Consolidated/Smith & Nephew PLC)             67.35              5.15
   22 Jul 99     Investor Group                                                                185.40             16.50
   15 Jul 99     Eastern Enterprises                                                           202.03             47.00
   15 Jul 99     Lucent Technologies Inc                                                        65.12              9.00
   15 Jul 99     Sterling Software Inc                                                         177.53              6.50
   13 Jul 99     Thermo Instrument Systems Inc (Thermo Electron Corp)                           11.87              7.00
   12 Jul 99     Data-TRAK International Inc                                                    19.80              6.00
   12 Jul 99     HIG Capital LLC                                                               119.59             11.50
   12 Jul 99     JJF Acquisition Inc                                                           167.91             15.25
   07 Jul 99     Saturn Electronics & Engineering                                               69.11             10.50
   01 Jul 99     Innovex Inc                                                                    34.32              3.80
   30 Jun 99     Equant NV                                                                      72.62              8.50
   24 Jun 99     AnswerThink Consulting Group                                                  215.31             19.25
   22 Jun 99     S3 Inc                                                                        182.98              4.90
   22 Jun 99     Multex.com Inc                                                                149.76             29.00
   18 Jun 99     Littlejohn & Co LLC                                                           101.23             16.00
   16 Jun 99     Tyco International Ltd                                                        125.51             30.00
   14 Jun 99     Cadence Design Systems Inc                                                    129.48             13.00
   14 Jun 99     TA Associates                                                                 100.88             10.50
   11 Jun 99     Humphrey Hospitality                                                           52.82             10.89
   11 Jun 99     Ion Beam Applications SA                                                      213.74             27.00


-------------------------------------------------------------------------------------------------------
                             CLOSING PRICE                                PREMIUM
                  ------------------------------------  -------------------------------------------
                    1 day       1 week       4 weeks      1 day          1 week          4 weeks
      DATE        prior to     prior to     prior to     prior to       prior to        prior to
   ANNOUNCED      ann. date    ann. date   ann. date    ann. date       ann. date       ann. date
-------------------------------------------------------------------------------------------------------

   15 Oct 99
   15 Oct 99          45.00        44.13        45.25        26.67           29.18           25.97
   07 Oct 99           0.81         0.81         0.94       (19.39)         (19.39)         (30.13)
   06 Oct 99           8.13         7.50         8.56        47.69           60.00           40.15
   06 Oct 99           5.06         5.13         5.56        77.78           75.61           61.80
   05 Oct 99           5.50         5.13         4.75        22.73           31.71           42.11
   05 Oct 99           3.56         4.38         4.00        77.99           44.94           58.53
   01 Oct 99          14.13        14.13        14.25        41.59           41.59           40.35
   27 Sep 99
   27 Sep 99
   22 Sep 99           1.25         1.25         1.69       245.60          245.60          156.00
   20 Sep 99           7.88         8.63         5.81        20.64           10.15           63.44
   15 Sep 99
   09 Sep 99                       20.63        19.75                        13.94           18.99
   09 Sep 99           2.63         2.59         3.19        (4.76)          (3.61)         (21.57)
   06 Sep 99           8.13         7.88         8.13        60.97           66.08           60.97
   01 Sep 99
   26 Aug 99           5.94         5.94         6.06        17.90           17.90           15.46
   24 Aug 99          19.75        20.69        19.81        29.11           23.26           28.71
   23 Aug 99           5.50         5.06         5.06        36.36           48.15           48.15
   19 Aug 99           5.06         3.75         3.25        23.46           66.67           92.31
   18 Aug 99
   13 Aug 99          25.31        27.00        21.25        13.09            6.02           34.71
   12 Aug 99           9.25         9.44         9.38        37.30           34.57           35.47
   12 Aug 99          14.88        15.00        14.63        17.65           16.67           19.66
   11 Aug 99           8.38         8.31        10.56        31.34           32.33            4.14
   10 Aug 99           8.88         9.81        10.06        23.94           12.10            9.32
   02 Aug 99          11.19        10.56        12.25        45.25           53.85           32.65
   02 Aug 99           5.25         5.06         4.97        61.91           67.90           71.07
   30 Jul 99          20.06        19.25        19.81        43.30           49.35           45.11
   30 Jul 99           8.69         6.63         6.06        70.36          123.40          144.12
   30 Jul 99           5.06         4.88         4.47        20.53           25.17           36.55
   29 Jul 99           5.63         5.81         5.88        40.00           35.48           34.04
   28 Jul 99           9.38         9.75         9.75        36.00           30.77           30.77
   28 Jul 99          12.00        11.25        10.56        26.67           35.11           43.91
   27 Jul 99           7.00         7.00         7.75        36.43           36.43           23.23
   27 Jul 99          18.63        17.50        16.50        23.49           31.43           39.39
   26 Jul 99           4.31         2.44         2.31        19.42          111.28          122.70
   22 Jul 99          11.06        11.38        10.63        49.15           45.06           55.29
   15 Jul 99          29.69        29.63        28.63        58.32           58.65           64.19
   15 Jul 99          11.50        11.63         8.81       (21.74)         (22.58)           2.13
   15 Jul 99           5.50         3.81         4.16        18.18           70.49           56.39
   13 Jul 99           4.00         4.38         3.38        75.00           60.00          107.41
   12 Jul 99           5.31         5.19         4.53        12.94           15.66           32.41
   12 Jul 99          10.50         8.94        14.13         9.52           28.67          (18.58)
   12 Jul 99          10.69        10.50         9.25        42.69           45.24           64.87
   07 Jul 99           5.03         3.31         3.44       108.70          216.98          205.46
   01 Jul 99           4.00         3.63         3.75        (5.00)           4.83            1.33
   30 Jun 99           7.63         7.75         7.63        11.48            9.68           11.48
   24 Jun 99          17.00        16.25        14.00        13.24           18.46           37.50
   22 Jun 99           5.69         4.03         4.69       (13.85)          21.55            4.53
   22 Jun 99          22.88        19.00        16.88        26.78           52.63           71.85
   18 Jun 99          12.06        12.38        12.81        32.64           29.29           24.88
   16 Jun 99          22.38        20.00        16.88        34.08           50.00           77.78
   14 Jun 99           9.38         8.25         7.63        38.67           57.58           70.49
   14 Jun 99           8.75         8.50         8.38        20.00           23.53           25.37
   11 Jun 99           9.50         9.00         9.00        14.61           20.98           20.98
   11 Jun 99          19.50        17.75        15.13        38.46           52.11           78.51

DAIRY MART CONVENIENCE STORES, INC.
Premium Analysis of All Completed Non-Financial Institution and Non-Technology Transactions With Total Consideration Between $25 Million and $250 Million Since 1/1/99 (1)


--------------------------------------------------------------------------------------------------------



      DATE          DATE
   ANNOUNCED      EFFECTIVE   TARGET NAME
--------------------------------------------------------------------------------------------------------

   10 Jun 99      07 Oct 99   RIBI ImmunoChem Research Inc
   09 Jun 99      20 Jul 99   Automobile Protection Corp
   08 Jun 99      21 Jul 99   QMS Inc(Lason Inc)
   07 Jun 99      01 Oct 99   Neopath Inc
   07 Jun 99      23 Aug 99   ViaGrafix Corp
   07 Jun 99      30 Sep 99   Jevic Transportation Inc
   04 Jun 99      12 Jul 99   Stimsonite Corp
   02 Jun 99      30 Aug 99   O'Sullivan Corp
   27 May 99      14 Jul 99   Marcam Solutions Inc
   27 May 99      01 Sep 99   Empi Inc
   26 May 99      04 Aug 99   Golden Genesis Co(Golden Technologies Co Inc/ACX Technologies)
   26 May 99      26 Jul 99   Utah Medical Products Inc
   24 May 99      17 Aug 99   Texas Micro Inc
   21 May 99      30 Jul 99   AmeriLink Corp
   20 May 99      15 Sep 99   Therapeutic Antibodies Inc
   17 May 99      16 Aug 99   ULTRADATA Corp
   14 May 99      29 Oct 99   Kentek Information Systems Inc
   14 May 99      23 Sep 99   United Foods Inc
   13 May 99      23 Aug 99   Compass International Services Corp
   12 May 99      21 Jun 99   Optek Technology Inc
   12 May 99      05 Nov 99   Price Enterprises Inc
   11 May 99      14 Sep 99   Meridian Data
   11 May 99      21 Jun 99   Gradall Industries Inc
   10 May 99      18 Jun 99   EMCON
   10 May 99      14 Jun 99   ReSound Corp
   09 May 99      30 Jun 99   Voice Control Systems Industries Inc
   07 May 99      29 Sep 99   Instron Corp
   06 May 99      18 Jun 99   Shelby Williams Industries Inc
   05 May 99      17 Sep 99   Enterprise Software Inc
   03 May 99      10 Jun 99   Amerihost Properties Inc
   03 May 99      16 Aug 99   Integrated Sensor Solutions Inc
   30 Apr 99      03 Aug 99   Artecon Inc
   27 Apr 99      01 Jun 99   Hilite Industries Inc
   27 Apr 99      25 May 99   Software AG Systems Inc (Thayer Capital Partners)
   26 Apr 99      19 Aug 99   Bridgeport Machines Inc
   21 Apr 99      23 Jul 99   TAVA Technologies Inc
   16 Apr 99      26 May 99   DSI Toys Inc
   12 Apr 99      10 May 99   Supreme Industries Inc
   05 Apr 99      16 Jul 99   Mosaix Inc
   05 Apr 99      19 Jul 99   National Propane Partners LP
   29 Mar 99      23 Dec 99   Grease Monkey Holding Corp
   25 Mar 99      10 May 99   Sheridan Healthcare Inc
   23 Mar 99      01 May 99   Interlink Computer Sciences Inc
   19 Mar 99      13 Aug 99   Rock Bottom Restaurants Inc
   17 Mar 99      15 Aug 99   Trion Inc
   16 Mar 99      23 Jul 99   SeaMED Corp
   15 Mar 99      30 May 99   Haskel International Inc
   12 Mar 99      28 May 99   Trak Auto Corp(Dart Group Corp)
   11 Mar 99      26 Aug 99   LAI Worldwide Inc
   11 Mar 99      01 Sep 99   Sodak Gaming Inc
   10 Mar 99      29 Jul 99   Morgan Products Ltd
   08 Mar 99      24 Jun 99   Analysis & Technology Inc
   08 Mar 99      01 Dec 99   ENStar Inc
   08 Mar 99      10 Aug 99   LabOne Inc(Lab Holdings Inc)
   04 Mar 99      28 Jun 99   Genzyme Surgical Products (Genzyme General/Genzyme Corp)
   04 Mar 99      01 Jun 99   K&G Men's Center Inc
   26 Feb 99      01 Jun 99   Travel Ports of America Inc
   26 Feb 99      26 Feb 99   Aris Industries Inc
   24 Feb 99      21 May 99   Industrial Scientific Corp.


--------------------------------------------------------------------------------------------------------------------------



      DATE                                                                                    DEAL            OFFER
   ANNOUNCED      ACQUIROR NAME                                                           VALUE (MIL)     PRICE/SHARE (1)
--------------------------------------------------------------------------------------------------------------------------

   10 Jun 99      Corixa Corp                                                                    55.27              2.29
   09 Jun 99      Ford Motor Co                                                                 169.88             13.00
   08 Jun 99      Minolta Co Ltd                                                                 34.00              6.25
   07 Jun 99      AutoCyte Inc                                                                  107.50              6.13
   07 Jun 99      7th Street.com                                                                 55.15              9.23
   07 Jun 99      Yellow Corp                                                                   194.46             14.00
   04 Jun 99      Avery Dennison Corp                                                           131.17             14.75
   02 Jun 99      Geon Co(BF Goodrich Co)                                                       191.79             12.25
   27 May 99      Invensys PLC                                                                   59.50              7.50
   27 May 99      Carlyle Group LP                                                              165.32             26.50
   26 May 99      Kyocera International Inc (Kyocera Corp)                                       40.48              2.33
   26 May 99      Utah Medical Products Inc                                                       9.20              8.00
   24 May 99      RadiSys Corp                                                                  119.56              8.23
   21 May 99      Tandy Corp                                                                     70.73             15.34
   20 May 99      Proteus International PLC                                                      38.60              0.74
   17 May 99      CFI ProServices Inc                                                            64.02              7.50
   14 May 99      Investor Group                                                                 42.09              8.29
   14 May 99      Pictsweet LLC                                                                  23.84              3.50
   13 May 99      NCO Group Inc                                                                 107.74              7.80
   12 May 99      Dyson-Kissner-Moran Corp                                                      202.56             25.50
   12 May 99      Excel Legacy Corp(Excel Realty Trust Inc)                                     106.45              8.50
   11 May 99      Quantum Corp                                                                   93.78              9.41
   11 May 99      JLG Industries Inc                                                            196.20             20.00
   10 May 99      IT Group Inc                                                                   64.30              6.75
   10 May 99      GN Great Nordic Ltd                                                           185.37              8.00
   09 May 99      Koninklijke Philips Electronics NV                                             57.97              4.00
   07 May 99      Kirtland Capital Partners                                                     159.94             22.00
   06 May 99      Falcon Products Inc                                                           145.15             16.50
   05 May 99      LiveWire Ventures LLC                                                          74.01              9.25
   03 May 99      Amerihost Properties Inc                                                        4.00              4.00
   03 May 99      Texas Instruments Inc                                                          64.67              8.05
   30 Apr 99      Box Hill Systems Corp                                                          52.30              2.40
   27 Apr 99      Investor Group                                                                 71.00             14.25
   27 Apr 99      Software AG Systems Inc (Thayer Capital Partners)                               0.02              8.00
   26 Apr 99      Goldman Industrial Group Inc                                                   57.04             10.00
   21 Apr 99      Real Software NV                                                              196.54              8.00
   16 Apr 99      MVII LLC                                                                        7.01              4.38
   12 Apr 99      Supreme Industries Inc                                                         17.01             10.00
   05 Apr 99      Lucent Technologies Inc                                                       129.29             10.77
   05 Apr 99      Columbia Propane Corp(Columbia Energy Group)                                   96.22             12.00
   29 Mar 99      QL3000 Inc                                                                      7.49              1.00
   25 Mar 99      Investor Group                                                                 74.83              9.25
   23 Mar 99      Sterling Software Inc                                                          63.02              7.00
   19 Mar 99      RB Capital Inc                                                                 58.53             10.00
   17 Mar 99      Fedders Corp                                                                   39.56              5.50
   16 Mar 99      Plexus Corp                                                                    78.45             13.68
   15 Mar 99      Investor Group                                                                 65.39             12.90
   12 Mar 99      Halart LLC                                                                     53.18              9.00
   11 Mar 99      TMP Worldwide Inc                                                              74.21              9.23
   11 Mar 99      International Game Technology                                                 228.42             10.00
   10 Mar 99      Andersen Corp                                                                  41.44              4.00
   08 Mar 99      Anteon Corp                                                                   108.51             26.00
   08 Mar 99      Investor Group                                                                 13.22             12.50
   08 Mar 99      Lab Holdings Inc                                                               34.29             12.75
   04 Mar 99      Shareholders                                                                   69.38              4.69
   04 Mar 99      Men's Wearhouse Inc                                                           118.27             11.50
   26 Feb 99      TravelCenters of America Inc                                                   36.87              4.30
   26 Feb 99      Investor                                                                       20.00              0.44
   24 Feb 99      Investor Group                                                                 31.11             28.50


---------------------------------------------------------------------------------------------------------
                               CLOSING PRICE                                PREMIUM
                    ------------------------------------  -------------------------------------------
                      1 day       1 week       4 weeks      1 day          1 week          4 weeks
      DATE          prior to     prior to     prior to     prior to       prior to        prior to
   ANNOUNCED        ann. date    ann. date   ann. date    ann. date       ann. date       ann. date
---------------------------------------------------------------------------------------------------------

   10 Jun 99             1.78         2.00         2.25        28.28           14.25            1.56
   09 Jun 99            11.88        11.00         9.00         9.47           18.18           44.44
   08 Jun 99             5.69         4.50         3.88         9.89           38.89           61.29
   07 Jun 99             3.94         4.00         4.03        55.56           53.13           51.94
   07 Jun 99             7.00         6.31         6.19        31.86           46.22           49.17
   07 Jun 99            10.75         9.63         9.25        30.23           45.46           51.35
   04 Jun 99             7.31         7.50         7.50       101.71           96.67           96.67
   02 Jun 99             9.38         9.13         8.50        30.67           34.25           44.12
   27 May 99             3.75         2.56         1.94       100.00          192.68          287.10
   27 May 99            20.81        20.75        22.69        27.33           27.71           16.80
   26 May 99             1.88         1.81         1.50        24.27           28.55           55.33
   26 May 99             7.06         6.19         6.25        13.27           29.29           28.00
   24 May 99             4.88         4.94         4.69        68.72           66.58           75.47
   21 May 99            10.88         9.94         7.13        41.03           54.34          115.26
   20 May 99
   17 May 99
   14 May 99             7.63         7.63         7.00         8.72            8.72           18.43
   14 May 99             2.50         2.75         2.44        40.00           27.27           43.59
   13 May 99             7.38         6.94         7.00         5.82           12.49           11.49
   12 May 99            19.63        17.25        14.06        29.94           47.83           81.33
   12 May 99             6.75         6.00         5.63        25.93           41.67           51.11
   11 May 99             3.50         3.25         3.00       168.94          189.63          213.77
   11 May 99            17.50        15.88        14.69        14.29           25.98           36.17
   10 May 99             5.47         5.06         3.88        23.43           33.33           74.19
   10 May 99             6.56         5.25         4.19        21.91           52.38           91.05
   09 May 99             3.19         3.06         3.19        25.49           30.61           25.49
   07 May 99            16.13        17.00        16.75        36.43           29.41           31.34
   06 May 99            13.75        13.25         9.94        20.00           24.53           66.04
   05 May 99             7.50         7.38         6.19        23.33           25.42           49.50
   03 May 99             3.44         3.38         3.25        16.36           18.52           23.08
   03 May 99             6.13         4.56         4.28        31.43           76.44           88.03
   30 Apr 99             2.38         2.25         1.13         1.05            6.67          113.33
   27 Apr 99            10.88        10.75        10.50        31.03           32.56           35.71
   27 Apr 99             6.75         6.00         8.88        18.52           33.33           (9.86)
   26 Apr 99             5.97         5.63         6.50        67.54           77.78           53.85
   21 Apr 99             5.94         5.75         5.03        34.74           39.13           59.01
   16 Apr 99             2.25         2.25         2.00        94.67           94.67          119.00
   12 Apr 99
   05 Apr 99             8.38         7.94         7.75        28.56           35.65           38.93
   05 Apr 99             6.31         6.50         5.00        90.10           84.62          140.00
   29 Mar 99
   25 Mar 99             8.50         8.25         7.88         8.82           12.12           17.46
   23 Mar 99             4.94         4.81         3.38        41.77           45.46          107.41
   19 Mar 99             6.50         6.50         5.13        53.85           53.85           95.12
   17 Mar 99             3.50         3.25         3.50        57.14           69.23           57.14
   16 Mar 99             7.56         7.81         8.00        80.83           75.04           70.94
   15 Mar 99             9.06         8.63         8.50        42.35           49.57           51.77
   12 Mar 99             7.00         7.13         7.38        28.57           26.32           22.03
   11 Mar 99             6.69         7.38         6.00        38.03           25.16           53.84
   11 Mar 99             8.00         8.00         7.44        25.00           25.00           34.45
   10 Mar 99             3.25         2.75         2.50        23.08           45.46           60.00
   08 Mar 99            21.88        22.38        21.00        18.86           16.20           23.81
   08 Mar 99             8.00         7.88         8.25        56.25           58.73           51.52
   08 Mar 99            10.88        11.56        11.75        17.24           10.27            8.51
   04 Mar 99
   04 Mar 99             8.38         7.91         7.94        37.35           45.49           44.92
   26 Feb 99             3.25         3.69         3.50        32.31           16.61           22.86
   26 Feb 99
   24 Feb 99            20.50        20.38        20.50

DAIRY MART CONVENIENCE STORES, INC.
Premium Analysis of All Completed Non-Financial Institution and Non-Technology Transactions With Total Consideration Between $25 Million and $250 Million Since 1/1/99 (1)


---------------------------------------------------------------------------------------------------------



      DATE          DATE
   ANNOUNCED      EFFECTIVE   TARGET NAME
---------------------------------------------------------------------------------------------------------

   23 Feb 99      31 Mar 99   Control Devices Inc
   22 Feb 99      22 Jun 99   SEEQ Technology Inc
   19 Feb 99      31 Mar 99   Oacis Healthcare Holdings Corp (Bell Atlantic Corp)
   17 Feb 99      06 Aug 99   Equitrac Corp
   17 Feb 99      27 Aug 99   Doughtie's Foods Inc
   17 Feb 99      07 May 99   Parts Source Inc
   17 Feb 99      09 Jul 99   Precision Systems Inc
   11 Feb 99      06 May 99   ISE Labs Inc
   10 Feb 99      26 Mar 99   Hudson General Corp
   09 Feb 99      08 Jul 99   Coffee People Inc(Second Cup Ltd)
   29 Jan 99      09 Aug 99   Rally's Hamburgers Inc
   28 Jan 99      10 May 99   Signature Inns Inc
   22 Jan 99      11 Jun 99   Treadco Inc(Arkansas Best Corp)
   19 Jan 99      24 Mar 99   Audits & Surveys Worldwide Inc
   19 Jan 99      13 Aug 99   Sparta Pharmaceuticals Inc
   19 Jan 99      09 Apr 99   AG Associates Inc
   18 Jan 99      28 Apr 99   FDP Corp
   13 Jan 99      02 Mar 99   Boston Celtics LP
   11 Jan 99      08 Mar 99   Shopping.com
   11 Jan 99      22 Feb 99   Alarmguard Holdings Inc
   07 Jan 99      17 Feb 99   Trident International Inc
   07 Jan 99      24 Feb 99   Defiance Inc
   06 Jan 99      01 Mar 99   ExecuStay Corp


---------------------------------------------------------------------------------------------------------------------------



      DATE                                                                                    DEAL            OFFER
   ANNOUNCED      ACQUIROR NAME                                                           VALUE (MIL)     PRICE/SHARE (1)
---------------------------------------------------------------------------------------------------------------------------

   23 Feb 99      First Technology PLC                                                          142.44             16.25
   22 Feb 99      LSI Logic Corp                                                                104.33              2.98
   19 Feb 99      Science Applications International Corp{SAIC}                                  74.58              4.45
   17 Feb 99      Investor Group                                                                 81.53             21.00
   17 Feb 99      Sysco Corp                                                                     25.42             17.00
   17 Feb 99      General Parts Inc                                                              10.24              3.00
   17 Feb 99      Anshutz Digital Media Inc                                                      20.17              1.00
   11 Feb 99      ASE Test Ltd(Advanced Semiconductor Engineering Inc)                           98.00              8.00
   10 Feb 99      GlobeGround GmbH(Deutsche Lufthansa AG)                                       134.66             76.00
   09 Feb 99      Diedrich Coffee Inc                                                            31.67              2.92
   29 Jan 99      Checkers Drive-In Restaurants Inc                                              35.82              1.06
   28 Jan 99      Jameson Inns Inc                                                               41.22              6.06
   22 Jan 99      Arkansas Best Corp                                                             22.65              9.00
   19 Jan 99      United Information Group (United News & Media PLC)                             43.22              3.24
   19 Jan 99      Supergen Inc                                                                   38.30              1.90
   19 Jan 99      Steag AG(Rag AG)                                                               34.58              5.50
   18 Jan 99      SunGard Data Systems Inc                                                       89.69             13.88
   13 Jan 99      Castle Creek Partners LP                                                        7.31             17.00
   11 Jan 99      Compaq Computer Corp                                                          130.09             18.25
   11 Jan 99      ADT Inc(ADT Group PLC)                                                         53.38              9.25
   07 Jan 99      Illinois Tool Works Inc                                                       111.65             16.50
   07 Jan 99      General Chemical Group Inc                                                     57.81              9.50
   06 Jan 99      Marriott International Inc (Host Marriott Corp)                                64.84             14.00


--------------------------------------------------------------------------------------------------------
                              CLOSING PRICE                                PREMIUM
                   ------------------------------------  -------------------------------------------
                     1 day       1 week       4 weeks      1 day          1 week          4 weeks
      DATE         prior to     prior to     prior to     prior to       prior to        prior to
   ANNOUNCED       ann. date    ann. date   ann. date    ann. date       ann. date       ann. date
--------------------------------------------------------------------------------------------------------

   23 Feb 99           13.50        13.63        15.25        20.37           19.27            6.56
   22 Feb 99            2.03         2.06         1.38        46.91           44.68          117.02
   19 Feb 99            3.19         3.13         3.13        39.61           42.40           42.40
   17 Feb 99           20.13        19.88        18.13         4.35            5.66           15.86
   17 Feb 99           13.25        13.75        11.94        28.30           23.64           42.41
   17 Feb 99            2.50         1.50         1.25        20.00          100.00          140.00
   17 Feb 99            2.06         2.38         2.63       (51.52)         (57.90)         (61.91)
   11 Feb 99
   10 Feb 99           54.63        55.00        50.00        39.13           38.18           52.00
   09 Feb 99            1.19         1.50         1.81       145.47           94.33           60.83
   29 Jan 99            1.03         1.19         0.56         2.50          (10.99)          87.91
   28 Jan 99            3.88         2.94         3.03        56.47          106.40          100.02
   22 Jan 99
   19 Jan 99            2.44         2.38         2.50        32.92           36.42           29.60
   19 Jan 99
   19 Jan 99            4.38         4.13         3.69        25.71           33.33           49.15
   18 Jan 99           12.13        11.50        10.13        14.47           20.70           37.09
   13 Jan 99           14.00        14.63        10.00        21.43           16.24           70.00
   11 Jan 99
   11 Jan 99            9.75         8.19         7.63        (5.13)          12.98           21.31
   07 Jan 99            9.25         9.00         9.25        78.38           83.33           78.38
   07 Jan 99            6.13         6.75         6.50        55.10           40.74           46.15
   06 Jan 99           13.56        13.06        12.75         3.23            7.18            9.80

                                             -----------------------------------------------------------
                                                MEDIAN         29.1 %          35.3 %          45.4 %
                                             -----------------------------------------------------------

Copyright(C)2001, Thomson Financial Securities Data.
(1)  Includes all forms of consideration based on date of announcement.

DAIRY MART CONVENIENCE STORES, INC.
Premium Analysis of All Completed Non-Financial Institution and Non-Technology Transactions With Total Consideration Between $25 Million and $250 Million Since 1/1/99 (1)
(ALL CASH CONSIDERATION)


--------------------------------------------------------------------------------------------------------------



       DATE          DATE
   ANNOUNCED       EFFECTIVE   TARGET NAME
--------------------------------------------------------------------------------------------------------------

   04 Jan 01       20 Feb 01   TravelNow.com Inc
   20 Dec 00       09 Feb 01   Marine Transport Corp
   15 Dec 00       29 Jan 01   Edgewater Technology Inc
   07 Dec 00       25 Jan 01   Ramp Networks Inc
   06 Nov 00       12 Dec 00   kforce.com Inc
   06 Nov 00       03 Jan 01   Equinox Systems Inc
   03 Nov 00       14 Dec 00   Designs Inc
   03 Nov 00       25 Jan 01   Getty Petroleum Marketing Inc
   25 Oct 00       02 Jan 01   EduTrek International Inc
   25 Oct 00       22 Dec 00   pcOrder.com
   25 Oct 00       06 Dec 00   Continuus Software Corp
   25 Oct 00       06 Dec 00   Continuus Software Corp
   17 Oct 00       29 Nov 00   Trex Medical Corp(ThermoTrex Corp/Thermo Electron Corp)
   17 Oct 00       01 Dec 00   JPS Packaging Co
   12 Oct 00       28 Nov 00   Cerprobe Corporation
   06 Oct 00       20 Dec 00   Taco Cabana Inc
   04 Oct 00       12 Dec 00   Home-Stake Oil & Gas Co
   03 Oct 00       16 Nov 00   JLK Direct Distribution Inc (Kennametal Inc)
   26 Sep 00       01 Dec 00   Rainforest Cafe Inc
   25 Sep 00       02 Feb 01   @plan.inc
   19 Sep 00       30 Nov 00   US Franchise Systems Inc
   13 Sep 00       18 Oct 00   BeautiControl Cosmetics Inc
   13 Sep 00       18 Oct 00   BeautiControl Cosmetics Inc
   13 Sep 00       17 Nov 00   Fatbrain.com Inc
   05 Sep 00       23 Oct 00   Engineering Animation Inc
   01 Sep 00       18 Dec 00   Minolta-QMS Inc(Minolta Co Ltd)
   31 Aug 00       16 Oct 00   Splash Technology Holdings Inc
   29 Aug 00       13 Nov 00   Printrak International Inc
   28 Aug 00       24 Jan 01   Washington Homes Inc
   28 Aug 00       04 Oct 00   800-JR Cigar Inc
   11 Aug 00       01 Oct 00   Piercing Pagoda Inc
   11 Aug 00       06 Oct 00   BI Inc
   04 Aug 00       22 Sep 00   EndoSonics Corp
   31 Jul 00       30 Aug 00   Big Dog Holdings Inc
   26 Jul 00       27 Dec 00   Video Services Corp
   25 Jul 00       06 Sep 00   Chemfab Corp
   20 Jul 00       17 Nov 00   JLK Direct Distribution Inc (Kennametal Inc)
   20 Jul 00       01 Sep 00   CDNow Inc
   19 Jul 00       20 Sep 00   Carey International Inc
   17 Jul 00       25 Aug 00   Concentrex Inc
   17 Jul 00       24 Aug 00   CareerBuilder Inc
   14 Jul 00       21 Aug 00   Serengeti Eyewear Inc
   11 Jul 00       28 Dec 00   In Home Health Inc(Manor Care Inc)
   10 Jul 00       17 Aug 00   Business Resource Group
   10 Jul 00       17 Aug 00   Business Resource Group
   06 Jul 00       02 Jan 01   Engineering Measurements Co
   29 Jun 00       01 Oct 00   Utilx Corp
   27 Jun 00       29 Sep 00   Tech-Sym Corp
   27 Jun 00       22 Sep 00   National-Standard Co
   27 Jun 00       02 Aug 00   Quest Education Corp
   20 Jun 00       27 Oct 00   Hagler Bailly Inc
   16 Jun 00       31 Aug 00   Pacific Gateway Properties
   08 Jun 00       12 Sep 00   OneMain.com Inc
   06 Jun 00       13 Oct 00   Trimark Holdings Inc
   30 May 00       14 Jul 00   PremiumWear Inc
   26 May 00       20 Jul 00   KLLM Transport Services Inc
   26 May 00       17 Nov 00   Acme Electric Corp
   25 May 00       01 Aug 00   Protocol Systems Inc
   23 May 00       31 Jul 00   Pentech International Inc
   11 May 00       15 Nov 00   Gatefield Corp

   10 May 00       26 Jun 00   WMF Group Ltd
   04 May 00       21 Jun 00   Provantage Health Services Inc (ShopKo Stores Inc)


---------------------------------------------------------------------------------------------------------------------------------



       DATE                                                                                          DEAL            OFFER
   ANNOUNCED       ACQUIROR NAME                                                                 VALUE (MIL)     PRICE/SHARE (1)
---------------------------------------------------------------------------------------------------------------------------------

   04 Jan 01       Hotel Reservations Network Inc (USA Networks Inc)                                  45.23              4.16
   20 Dec 00       Crowley Maritime Corp                                                              47.83              7.00
   15 Dec 00       Edgewater Technology Inc                                                          130.00              8.00
   07 Dec 00       Nokia Oy AB                                                                       132.14              5.80
   06 Nov 00       kforce.com Inc                                                                     55.00              5.50
   06 Nov 00       Avocent Corp                                                                       56.91              9.75
   03 Nov 00       Designs Inc                                                                         4.40              2.50
   03 Nov 00       LUKoil Holdings                                                                    71.09              5.00
   25 Oct 00       Career Education Corp                                                              44.61              3.31
   25 Oct 00       Trilogy Software Inc                                                               48.35              6.38
   25 Oct 00       Telelogic AB                                                                       43.33              3.46
   25 Oct 00       Telelogic AB                                                                       43.33              3.46
   17 Oct 00       Thermo Electron Corp                                                               16.14              2.15
   17 Oct 00       Pechiney SA                                                                        45.47              7.86
   12 Oct 00       Kulicke & Soffa Industries Inc                                                    201.37             20.00
   06 Oct 00       Carrols Corp                                                                      151.41              9.04
   04 Oct 00       Cortez Oil & Gas Inc                                                               50.26             11.00
   03 Oct 00       JLK Direct Distribution Inc (Kennametal Inc)                                       36.24              8.75
   26 Sep 00       Landry's Seafood Restaurants Inc                                                   70.77              3.25
   25 Sep 00       DoubleClick Inc                                                                   102.35              8.00
   19 Sep 00       Pritzker Group                                                                    100.21              5.00
   13 Sep 00       Tupperware Corp                                                                    54.32              7.00
   13 Sep 00       Tupperware Corp                                                                    54.32              7.00
   13 Sep 00       barnesandnoble.com Inc                                                             57.18              3.19
   05 Sep 00       Unigraphics Solutions Inc (Electronic Data Systems Corp)                          176.89             13.75
   01 Sep 00       Minolta Investments Co(Minolta Co Ltd)                                             34.58              6.00
   31 Aug 00       Electronics for Imaging Inc                                                       147.37             10.00
   29 Aug 00       Motorola Inc                                                                      154.04             12.14
   28 Aug 00       Hovnanian Enterprises Inc                                                         136.19             10.08
   28 Aug 00       Investor Group                                                                     33.31             13.00
   11 Aug 00       Zale Corp                                                                         265.64             21.50
   11 Aug 00       Investor Group                                                                     67.44              8.25
   04 Aug 00       Jomed NV                                                                          209.57             11.00
   31 Jul 00       Big Dog Holdings Inc                                                               21.88              6.25
   26 Jul 00       Liberty Livewire Corp(Liberty Media Group)                                        138.28              9.67
   25 Jul 00       Norton Co(Cie De Saint-Gobain SA)                                                 145.41             18.25
   20 Jul 00       Kennametal Inc                                                                     36.46              8.75
   20 Jul 00       Bertelsmann AG                                                                    138.42              3.00
   19 Jul 00       Investor Group                                                                    189.81             18.25
   17 Jul 00       John H Harland Co                                                                  37.88              7.00
   17 Jul 00       Investor Group                                                                    199.31              8.00
   14 Jul 00       Worldwide Sports & Recreation Inc                                                  32.77              3.95
   11 Jul 00       Manor Care Inc                                                                     22.61              3.70
   10 Jul 00       BR Holding Inc(Bull Run Corp)                                                      57.21              9.25
   10 Jul 00       BR Holding Inc(Bull Run Corp)                                                      57.21              9.25
   06 Jul 00       Advanced Energy Industries Inc                                                     30.02              7.09
   29 Jun 00       Infrastrux Group Inc(Puget Sound Energy)                                           49.58              6.13
   27 Jun 00       Integrated Defense Technologies Inc(Veritas Capital Fund)                          93.01             30.00
   27 Jun 00       Heico Holding Inc                                                                   5.79              1.00
   27 Jun 00       Kaplan Inc(Washington Post Co)                                                    157.12             18.35
   20 Jun 00       PA Consulting Group(Button Trust)                                                  96.99              5.32
   16 Jun 00       Mission Orchard Statutory Trust                                                    53.76             12.70
   08 Jun 00       EarthLink Inc                                                                     310.05              6.39
   06 Jun 00       Lions Gate Entertainment Corp                                                      48.61              9.83
   30 May 00       New England Business Service Inc                                                   40.19             13.50
   26 May 00       High Road Acquisition Corp                                                         33.02              8.05
   26 May 00       Key Components LLC(Kelso & Co)                                                     57.55              9.00
   25 May 00       Welch Allyn Inc                                                                   143.05             16.00
   23 May 00       JAKKS Pacific Inc                                                                  39.45              1.60
   11 May 00       Actel Corp                                                                         29.47              5.25

   10 May 00       Prudential Mortgage Capital Corp(Prudential Insurance Co of America)              137.79              8.90
   04 May 00       Merck & Co Inc                                                                    222.40             12.25


--------------------------------------------------------------------------------------------------
                             CLOSING PRICE                               PREMIUM
                   -----------------------------------   ---------------------------------------
                     1 day       1 week      4 weeks       1 day        1 week        4 weeks
       DATE        prior to     prior to    prior to     prior to      prior to       prior to
   ANNOUNCED       ann. date   ann. date    ann. date    ann. date     ann. date     ann. date
--------------------------------------------------------------------------------------------------

   04 Jan 01
   20 Dec 00          5.00         5.13        5.13        40.00         36.59          36.59
   15 Dec 00          5.50         5.63        5.06        45.46         42.22          58.03
   07 Dec 00
   06 Nov 00          4.47         3.94        3.03        23.08         39.68          81.44
   06 Nov 00          7.00         7.00        5.63        39.29         39.29          73.33
   03 Nov 00          2.38         2.28        2.06         5.26          9.59          21.21
   03 Nov 00          3.44         3.38        3.75        45.46         48.15          33.33
   25 Oct 00
   25 Oct 00          3.44         3.06        4.09        85.46        108.16          55.73
   25 Oct 00
   25 Oct 00
   17 Oct 00          4.00         3.44        2.88       (46.25)       (37.46)        (25.22)
   17 Oct 00          4.63         4.25        3.19        69.95         84.94         146.59
   12 Oct 00         12.50        13.81       15.00        60.00         44.80          33.33
   06 Oct 00          4.16         4.31        4.45       117.50        109.62         103.00
   04 Oct 00         10.75        10.75       12.13         2.33          2.33          (9.28)
   03 Oct 00
   26 Sep 00          2.03         2.06        2.84        60.00         57.58          14.29
   25 Sep 00          7.25         6.38        6.00        10.35         25.49          33.33
   19 Sep 00          4.38         4.38        4.31        14.29         14.29          15.94
   13 Sep 00          3.75         3.75        3.19        86.67         86.67         119.61
   13 Sep 00          3.75         3.75        3.19        86.67         86.67         119.61
   13 Sep 00          3.81         3.63        3.88       (16.39)       (12.07)        (17.74)
   05 Sep 00         11.06        11.37        6.75        24.30         20.93         103.70
   01 Sep 00          3.00         3.00        3.06       100.00        100.00          95.92
   31 Aug 00
   29 Aug 00         11.63        10.94        7.63         4.43         10.99          59.21
   28 Aug 00          7.13         7.25        6.50        41.47         39.03          55.08
   28 Aug 00
   11 Aug 00         16.00        14.56       14.38        34.38         47.64          49.57
   11 Aug 00          4.63         4.00        5.00        78.38        106.25          65.00
   04 Aug 00          7.00         6.38        6.38        57.14         72.55          72.55
   31 Jul 00          4.63         4.38        4.25        35.14         42.86          47.06
   26 Jul 00          4.75         4.75        4.81       103.50        103.50         100.85
   25 Jul 00         10.13        10.63       11.88        80.25         71.77          53.68
   20 Jul 00
   20 Jul 00          2.88         2.50        2.88         4.35         20.00           4.35
   19 Jul 00         14.50        15.06       11.06        25.86         21.16          64.97
   17 Jul 00          4.00         3.94        4.13        75.00         77.78          69.70
   17 Jul 00          4.13         3.88        2.97        93.94        106.45         169.47
   14 Jul 00
   11 Jul 00          3.00         2.88        3.00        23.33         28.70          23.33
   10 Jul 00          6.75         6.38        7.47        37.04         45.10          23.85
   10 Jul 00          6.75         6.38        7.47        37.04         45.10          23.85
   06 Jul 00          7.75         7.88        7.06        (8.52)        (9.97)          0.39
   29 Jun 00          4.38         4.63        4.06        40.00         32.43          50.77
   27 Jun 00         24.00        24.25       22.00        25.00         23.71          36.36
   27 Jun 00          1.75         1.50        1.81       (42.86)       (33.33)        (44.83)
   27 Jun 00          9.75         9.69        9.25        88.21         89.42          98.38
   20 Jun 00          4.75         3.56        1.94        12.00         49.33         174.58
   16 Jun 00         10.63        10.63       10.69        19.53         19.53          18.83
   08 Jun 00          8.00         7.81        4.88       (20.13)       (18.21)         31.08
   06 Jun 00          8.72         6.00        7.00        12.72         63.80          40.40
   30 May 00          9.88         9.75        8.50        36.71         38.46          58.82
   26 May 00          6.81         8.50        8.13        18.17         (5.29)         (0.92)
   26 May 00          7.44         7.38        7.25        21.01         22.03          24.14
   25 May 00         13.13        12.75       12.38        21.91         25.49          29.29
   23 May 00          0.91         1.00        0.66        76.55         60.00         143.81
   11 May 00          4.13         4.50        4.31        27.27         16.67          21.75

   10 May 00          6.00         6.25        5.25        48.33         42.40          69.52
   04 May 00

DAIRY MART CONVENIENCE STORES, INC.
Premium Analysis of All Completed Non-Financial Institution and Non-Technology Transactions With Total Consideration Between $25 Million and $250 Million Since 1/1/99 (1)
(ALL CASH CONSIDERATION)


--------------------------------------------------------------------------------------------------------------



       DATE          DATE
   ANNOUNCED       EFFECTIVE   TARGET NAME
--------------------------------------------------------------------------------------------------------------

   04 May 00       31 Dec 00   Petroglyph Energy Inc (InterMountain Industries)
   04 May 00       25 Sep 00   Eskimo Pie Corp
   03 May 00       14 Jun 00   Cunningham Graphics International Inc
   02 May 00       06 Jun 00   Amrep Corp
   01 May 00       31 May 00   Drew Industries Inc
   27 Apr 00       01 Sep 00   VIASOFT Inc
   24 Apr 00       01 Jul 00   Safety 1st Inc
   19 Apr 00       29 Sep 00   Somerset Group Inc
   17 Apr 00       14 Sep 00   Brunswick Technologies Inc
   17 Apr 00       15 May 00   Green Mountain Coffee Inc
   17 Apr 00       25 May 00   ACSYS Inc
   14 Apr 00       19 May 00   PlayCore Inc(GreenGrass Holdings)
   07 Apr 00       01 Aug 00   Seaway Food Town Inc
   07 Apr 00       16 Aug 00   North Face Inc
   06 Apr 00       19 Jun 00   Funco Inc
   31 Mar 00       10 May 00   Johnston Industries Inc
   31 Mar 00       08 May 00   Pulaski Furniture Corp
   27 Mar 00       08 May 00   Farr Co
   24 Mar 00       01 Jun 00   BridgeStreet Accommodations Inc
   24 Mar 00       02 Jun 00   Harding Lawson Associates Group Inc
   16 Mar 00       15 Apr 00   Chicago Rivet & Machine Co
   14 Mar 00       01 Jun 00   Met-Coil Systems Corp
   13 Mar 00       29 Sep 00   Voyager.Net Inc
   10 Mar 00       30 Apr 00   Wave Technologies International Inc
   28 Feb 00       30 Apr 00   Bristol Hotels & Resorts Inc
   28 Feb 00       15 Sep 00   Carson Inc
   25 Feb 00       15 Jun 00   Centennial HealthCare Corp
   25 Feb 00       24 Mar 00   Escalade Inc
   23 Feb 00       15 May 00   Everest Medical Corp
   19 Feb 00       19 Feb 00   Diehl Graphsoft Inc
   16 Feb 00       05 Apr 00   American Precision Industries Inc
   15 Feb 00       12 Jul 00   Advanced Machine Vision Corp
   14 Feb 00       23 Mar 00   K-Tron International Inc
   14 Feb 00       29 Mar 00   GRC International Inc
   10 Feb 00       01 Jun 00   TCBY Enterprises Inc
   04 Feb 00       26 Jul 00   BNC Mortgage Inc
   03 Feb 00       31 Mar 00   Telesoft Corp
   31 Jan 00       03 May 00   Metrika Systems Corp(Thermo Instrument Systems Inc/Thermo Electron Corp)
   31 Jan 00       28 Jun 00   Sunrise International Leasing Inc(King Management Corp)
   31 Jan 00       13 Apr 00   ONIX Systems Inc(Thermo Instrument Systems)
   31 Jan 00       25 Aug 00   Writer Corp

   31 Jan 00       12 Apr 00   Thermedics Detection Inc(Thermedics Inc/Thermo Electron Corp)
   31 Jan 00       04 Apr 00   Thermo Sentron Inc(Thermedics)
   28 Jan 00       10 Mar 00   Zing Technologies Inc
   17 Jan 00       13 Mar 00   Caere Corp
   17 Jan 00       24 Feb 00   Moore Products Co

   14 Jan 00       11 Jul 00   Globe Business Resources Inc (Equity Residential Properties Trust)
   06 Jan 00       21 Jun 00   Saratoga Beverage Group Inc
   28 Dec 99       02 Feb 00   Renex Corp
   28 Dec 99       14 Feb 00   Riviera Holdings Corp
   23 Dec 99       16 May 00   Wilmar Industries Inc
   21 Dec 99       27 Jan 00   Softworks Inc
   20 Dec 99       23 Mar 00   PS Group Holdings Inc
   20 Dec 99       13 Mar 00   Plasma-Therm Inc
   09 Dec 99       29 Mar 00   Gleason Corp
   26 Nov 99       22 Feb 00   Bolle Inc
   22 Nov 99       02 Feb 00   Garden Ridge Corp
   18 Nov 99       01 Feb 00   Innovative Valve Technologies Inc
   16 Nov 99       16 Dec 99   Atrion Corp
   15 Nov 99       21 Dec 99   Vallen Corp


----------------------------------------------------------------------------------------------------------------------------------



       DATE                                                                                           DEAL            OFFER
   ANNOUNCED        ACQUIROR NAME                                                                 VALUE (MIL)     PRICE/SHARE (1)
----------------------------------------------------------------------------------------------------------------------------------

   04 May 00        Intermountain Industries                                                            9.15              2.85
   04 May 00        CoolBrands International Corp                                                      29.63             10.25
   03 May 00        Automatic Data Processing Inc                                                     129.34             22.00
   02 May 00        Amrep Corp                                                                          4.11              7.00
   01 May 00        Drew Industries Inc                                                                11.60              8.00
   27 Apr 00        Allen Systems Group                                                               157.38              8.40
   24 Apr 00        Dorel Industries Inc                                                              178.21             13.88
   19 Apr 00        First Indiana Corp, Indianapolis,Indiana                                           71.86             24.70
   17 Apr 00        CertainTeed Corp(Cie de Saint Gobain)                                              35.49              8.50
   17 Apr 00        Green Mountain Coffee Inc                                                           4.46             16.00
   17 Apr 00        Vedior NV                                                                          72.51              5.00
   14 Apr 00        Chartwell Investments II LLC (Chartwell Managers LLC)                             105.96             10.10
   07 Apr 00        Spartan Stores Inc                                                                108.03             16.18
   07 Apr 00        VF Corp                                                                            25.61              2.00
   06 Apr 00        Babbage's Etc LLC(Barnes & Noble Inc)                                             162.87             24.75
   31 Mar 00        CGW Southeast Partners IV                                                          33.40              3.00
   31 Mar 00        Investor Group                                                                     65.31             22.50
   27 Mar 00        Ratos Acquisition Corp (Forvaltnings AB Ratos)                                    132.70             17.45
   24 Mar 00        Meristar Hotels & Resorts Inc                                                      34.02              2.88
   24 Mar 00        MACTEC Inc                                                                         61.28             11.50
   16 Mar 00        Chicago Rivet & Machine Co                                                          3.67             23.00
   14 Mar 00        Mestek Inc                                                                         38.04              7.10
   13 Mar 00        CoreComm Ltd                                                                      189.12              5.98
   10 Mar 00        Thomson Corp                                                                       42.55              9.75
   28 Feb 00        Bass PLC                                                                          152.50              9.50
   28 Feb 00        Cosmair Inc(L'Oreal SA)                                                            80.64              5.20
   25 Feb 00        Investor Group                                                                     65.58              5.50
   25 Feb 00        Escalade Inc                                                                       12.60             18.00
   23 Feb 00        Gyrus Group PLC                                                                    51.27              4.85
   19 Feb 00        Nemetschek AG                                                                      29.49              9.50
   16 Feb 00        Danaher Corp                                                                      209.57             19.25
   15 Feb 00        Key Technology Inc                                                                 26.45              1.64
   14 Feb 00        K-Tron International Inc                                                            9.14             18.00
   14 Feb 00        AT&T Corp                                                                         218.90             15.00
   10 Feb 00        Capricorn Investors LP                                                            139.11              6.00
   04 Feb 00        Investor Group                                                                     48.10             10.00
   03 Feb 00        Telesoft Corp                                                                      16.68              7.25
   31 Jan 00        Thermo Instrument Systems Inc (Thermo Electron Corp)                               14.15              9.00
   31 Jan 00        King Management Corp                                                               16.97              5.25
   31 Jan 00        Thermo Instrument Systems Inc (Thermo Electron Corp)                               23.13              9.00
   31 Jan 00        Standard Pacific Corp                                                              52.85              3.35

   31 Jan 00        Thermedics Inc(Thermo Electron Corp)                                               17.02              8.00
   31 Jan 00        Thermedics Inc(Thermo Electron Corp)                                               30.69             15.50
   28 Jan 00        International Rectifier Corp                                                       36.97             15.36
   17 Jan 00        ScanSoft Inc(Visioneer Inc)                                                       147.46             11.75
   17 Jan 00        Siemens Energy & Automation (Siemens Corp)                                        168.65             54.71

   14 Jan 00        Equity Residential Properties Trust                                                63.00             13.00
   06 Jan 00        North Castle Partners                                                              39.65              6.00
   28 Dec 99        National Nephrology Associates {NNA}                                               76.66             10.00
   28 Dec 99        Riviera Holdings Corp                                                               4.43              7.50
   23 Dec 99        Investor Group                                                                    294.71             18.25
   21 Dec 99        EMC Corp                                                                          179.77             10.00
   20 Dec 99        Integrated Capital Associates Inc                                                  72.82             12.00
   20 Dec 99        Oerlikon-Buehrle Holding AG                                                       155.00             12.50
   09 Dec 99        Investor Group                                                                    320.48             23.00
   26 Nov 99        Worldwide Sports & Recreation Inc                                                  92.00              5.25
   22 Nov 99        GR Acquisition Corp(GRDG Holdings LLC)                                            144.43             11.50
   18 Nov 99        Flowserve Corp                                                                    101.08              1.62
   16 Nov 99        Atrion Corp                                                                         4.11             12.00
   15 Nov 99        Hagemeyer NV                                                                      200.99             25.00


----------------------------------------------------------------------------------------------------
                               CLOSING PRICE                               PREMIUM
                     -----------------------------------   ---------------------------------------
                       1 day       1 week      4 weeks       1 day        1 week        4 weeks
       DATE          prior to     prior to    prior to     prior to      prior to       prior to
   ANNOUNCED         ann. date   ann. date    ann. date    ann. date     ann. date     ann. date
----------------------------------------------------------------------------------------------------

   04 May 00            2.00         1.38        1.63        42.50        107.27          75.39
   04 May 00            9.00         8.88        8.25        13.89         15.49          24.24
   03 May 00           22.50        21.75       26.25        (2.22)         1.15         (16.19)
   02 May 00            5.06         5.06        5.69        38.27         38.27          23.08
   01 May 00            7.06         6.88        7.00        13.27         16.36          14.29
   27 Apr 00            5.50         5.75        6.47        52.73         46.09          29.86
   24 Apr 00           12.63        11.25       11.63         9.90         23.33          19.36
   19 Apr 00           17.50        17.75       17.75        41.14         39.16          39.16
   17 Apr 00
   17 Apr 00           14.38        16.50       12.00        11.30         (3.03)         33.33
   17 Apr 00            2.75         3.56        1.81        81.82         40.35         175.86
   14 Apr 00            6.75         7.00        7.81        49.63         44.29          29.28
   07 Apr 00           16.00        17.00       23.38         1.13         (4.82)        (30.78)
   07 Apr 00
   06 Apr 00           11.88        13.75       10.94       108.42         80.00         126.29
   31 Mar 00            2.31         1.94        1.81        29.73         54.84          65.52
   31 Mar 00           21.88        17.13       14.56         2.86         31.39          54.51
   27 Mar 00           11.88        12.50       10.13        46.95         39.60          72.35
   24 Mar 00            1.94         2.13        2.00        48.39         35.29          43.75
   24 Mar 00            9.25         8.50        7.94        24.32         35.29          44.88
   16 Mar 00
   14 Mar 00            6.13         6.00        6.00        15.92         18.33          18.33
   13 Mar 00           13.00        12.31       11.94       (54.04)       (51.47)        (49.95)
   10 Mar 00            7.38         8.50        6.13        32.20         14.71          59.18
   28 Feb 00            5.75         4.88        4.56        65.22         94.87         108.22
   28 Feb 00            3.75         3.69        3.50        38.67         41.02          48.57
   25 Feb 00            2.94         2.97        3.00        87.23         85.26          83.33
   25 Feb 00           16.50        16.25       11.00         9.09         10.77          63.64
   23 Feb 00            3.69         3.94        3.38        31.53         23.18          43.70
   19 Feb 00            7.13         6.25        4.88        33.33         52.00          94.87
   16 Feb 00           11.44        11.69        8.69        68.31         64.71         121.58
   15 Feb 00            1.69         1.63        1.34        (2.76)         0.99          22.12
   14 Feb 00           14.13        14.25       14.13        27.43         26.32          27.43
   14 Feb 00           13.38        12.88       12.63        12.15         16.51          18.81
   10 Feb 00            3.56         3.81        3.75        68.42         57.38          60.00
   04 Feb 00            7.38         7.00        6.38        35.59         42.86          56.86
   03 Feb 00            4.75         4.75        4.25        52.63         52.63          70.59
   31 Jan 00
   31 Jan 00            5.50         5.25        5.19        (4.55)                        1.21
   31 Jan 00
   31 Jan 00            2.25         1.91        1.50        48.89         75.76         123.33

   31 Jan 00            7.94         7.94        7.00         0.79          0.79          14.29
   31 Jan 00           14.44        14.50       14.50         7.36          6.90           6.90
   28 Jan 00           15.00        15.81       12.88         2.40         (2.86)         19.30
   17 Jan 00            7.44         7.38        6.94        57.98         59.32          69.37
   17 Jan 00           42.88        37.50       30.50        27.60         45.89          79.38

   14 Jan 00           11.88        12.00       13.06         9.47          8.33          (0.48)
   06 Jan 00            4.81         4.84        3.44        24.68         23.87          74.55
   28 Dec 99            8.25         6.63        6.31        21.21         50.94          58.42
   28 Dec 99            5.19         5.38        5.13        44.58         39.54          46.34
   23 Dec 99           14.00        14.38       15.38        30.36         26.96          18.70
   21 Dec 99            9.31         8.63        5.00         7.38         15.94         100.00
   20 Dec 99           11.00        10.69       10.38         9.09         12.28          15.66
   20 Dec 99            9.38         9.00        9.19        33.33         38.89          36.05
   09 Dec 99           18.00        18.13       17.56        27.78         26.90          30.96
   26 Nov 99            4.63         4.56        3.00        13.51         15.07          75.00
   22 Nov 99            7.25         6.94        6.75        58.62         65.77          70.37
   18 Nov 99
   16 Nov 99           10.25         9.25        9.00        17.07         29.73          33.33
   15 Nov 99           19.75        17.00       13.63        26.58         47.06          83.49

DAIRY MART CONVENIENCE STORES, INC.
Premium Analysis of All Completed Non-Financial Institution and Non-Technology Transactions With Total Consideration Between $25 Million and $250 Million Since 1/1/99 (1)
(ALL CASH CONSIDERATION)


--------------------------------------------------------------------------------------------------------------



       DATE          DATE
   ANNOUNCED       EFFECTIVE   TARGET NAME
--------------------------------------------------------------------------------------------------------------

   15 Nov 99       31 Jan 00   Catherines Stores Corp
   15 Nov 99       29 Dec 99   VICORP Restaurants Inc
   12 Nov 99       17 Dec 99   TB Wood's Corp
   10 Nov 99       01 Sep 00   Berkshire Energy Resources
   09 Nov 99                   Datum Inc
   09 Nov 99       15 Dec 99   Alba-Waldensian Inc
   09 Nov 99       19 Jan 00   Percon Inc
   08 Nov 99                   Laser Mortgage Management Inc
   08 Nov 99       07 Feb 00   Autocam Corp
   04 Nov 99       15 Feb 00   Cleveland Indians Baseball Co
   04 Nov 99       11 Feb 00   COMPS.COM INC
   03 Nov 99       09 Mar 00   Gibson Greetings Inc
   26 Oct 99       13 Dec 99   GeoScience Corp(Tech-Sym Corp)
   26 Oct 99       06 Dec 00   Praegitzer Industries Inc
   21 Oct 99       10 Jan 00   Wall Data Inc
   21 Oct 99       04 Feb 00   Cade Industries Inc

   20 Oct 99       06 Jun 00   Thermoretec Corp (Thermo TerraTech Inc/Thermo Electron Corp)
   20 Oct 99       31 Jan 00   Ferrofluidics Corp
   20 Oct 99       08 Dec 99   Variflex Inc
   15 Oct 99       05 Jan 00   Crystal Gas Storage Inc
   07 Oct 99       08 Nov 99   Presley Cos
   06 Oct 99       02 Mar 00   Lady Luck Gaming Corp
   06 Oct 99       06 Mar 00   Conso International Corp
   05 Oct 99       19 Nov 99   CombiChem Inc
   01 Oct 99       08 Nov 99   M/A/R/C Group
   27 Sep 99       27 Sep 99   Orange-co Inc
   27 Sep 99       05 Nov 99   Orange-co Inc
   22 Sep 99       11 Oct 00   Laser Power Corp
   20 Sep 99       02 Nov 99   Diatide Inc
   09 Sep 99       31 Oct 99   Novacare Employee Services Inc (NovaCare Inc)
   01 Sep 99       20 Oct 99   Effective Management Systems Inc
   26 Aug 99       23 Sep 99   Garden Ridge Corp
   24 Aug 99       02 Feb 00   Aavid Thermal Technologies Inc
   19 Aug 99       30 Sep 99   Metrowerks Inc
   13 Aug 99       22 Sep 99   Turner Corp
   12 Aug 99       22 Dec 99   Intelliquest Information Group Inc
   12 Aug 99       04 Oct 99   United Capital Corp

   11 Aug 99       24 Nov 99   HCIA Inc(VS&A Communications Partners III LP)

   10 Aug 99       20 Sep 99   Copley Pharmaceutical Inc(Hoechst Celanese Corp)
   02 Aug 99       03 Sep 99   Collagen Aesthetics Inc
   02 Aug 99       12 Nov 99   SIBIA Neurosciences Inc
   30 Jul 99       21 Oct 99   General Housewares Corp
   30 Jul 99       12 Jan 00   Xionics Document Technologies Inc
   29 Jul 99       10 Sep 99   Concord Fabrics Inc
   28 Jul 99       19 Oct 99   Kofax Image Products
   28 Jul 99       07 Sep 99   Easco Inc(American Industrial Partners)
   27 Jul 99       27 Dec 99   Asahi-America Inc
   27 Jul 99       01 Sep 99   Mark VII Inc

   26 Jul 99       01 Sep 99   Exogen Inc
   22 Jul 99       10 Mar 00   White Cap Industries Inc
   15 Jul 99       08 Nov 00   EnergyNorth Inc
   15 Jul 99       04 Feb 00   SpecTran Corp
   15 Jul 99       01 Sep 99   Information Advantage Software Inc
   13 Jul 99       07 Jan 00   Thermo Vision Corp(Thermo Instrument/Thermo Electron)
   12 Jul 99       09 Aug 99   Data-TRAK International Inc
   12 Jul 99       17 Dec 99   Happy Kids Inc
   12 Jul 99       03 May 00   TSI Inc
   07 Jul 99       31 Aug 99   Smartflex Systems(Rogers Corp)


---------------------------------------------------------------------------------------------------------------------------------



       DATE                                                                                          DEAL            OFFER
   ANNOUNCED       ACQUIROR NAME                                                                 VALUE (MIL)     PRICE/SHARE (1)
---------------------------------------------------------------------------------------------------------------------------------

   15 Nov 99       Charming Shoppes Inc                                                              153.59             21.00
   15 Nov 99       VICORP Restaurants Inc                                                             38.00             19.00
   12 Nov 99       TB Wood's Corp                                                                      3.60              9.00
   10 Nov 99       Energy East Corp                                                                   95.73             38.00
   09 Nov 99       Frequency Electronics Inc                                                          59.46             10.00
   09 Nov 99       Tefron Ltd                                                                         61.59             18.50
   09 Nov 99       PSC Inc                                                                            59.52             15.00
   08 Nov 99       Ellington Management Group Inc                                                     63.90              4.30
   08 Nov 99       Aurora Capital Partners LP                                                        123.30             18.75
   04 Nov 99       Investor Group                                                                    180.56             22.66
   04 Nov 99       Costar Corp(Corning Inc)                                                           88.70              7.50
   03 Nov 99       American Greetings Corp                                                           162.30             10.25
   26 Oct 99       Cie Generale de Geophysique                                                        97.00              6.71
   26 Oct 99       Tyco International Ltd                                                             79.84              5.50
   21 Oct 99       NetManage Inc                                                                      93.30              9.00
   21 Oct 99       United Technologies Corp                                                          133.22              5.05

   20 Oct 99       Thermo Electron Corp                                                               56.88              7.00
   20 Oct 99       Ferrotec Corp                                                                      41.50              6.50
   20 Oct 99       Variflex Inc                                                                        3.33              6.50
   15 Oct 99       El Paso Energy Corp                                                               158.39             57.00
   07 Oct 99       William Lyon Co                                                                     7.00              0.66
   06 Oct 99       Isle of Capri Casinos Inc                                                         235.57             12.00
   06 Oct 99       CIC Acquisition Co                                                                 66.11              9.00
   05 Oct 99       EI du Pont de Nemours and Co                                                       93.47              6.75
   01 Oct 99       Omnicom Group Inc                                                                 112.52             20.00
   27 Sep 99       Reservoir Capital Group LLC                                                        37.82              7.00
   27 Sep 99       Reservoir Capital Group LLC                                                        34.36              7.00
   22 Sep 99       II-VI Inc                                                                          38.93              4.32
   20 Sep 99       Schering Berlin Inc(Schering AG)                                                  126.08              9.50
   09 Sep 99       Investor Group                                                                     72.55              2.50
   01 Sep 99       IFS Americas Inc (IFS AB)                                                          21.74              4.50
   26 Aug 99       Garden Ridge Corp                                                                   8.33              7.00
   24 Aug 99       Willis Stein & Partners LP (Willis Stein & Partners)                              264.09             25.50
   19 Aug 99       Motorola Inc                                                                       94.87              6.25
   13 Aug 99       Hochtief AG(RWE AG)                                                               394.76             28.63
   12 Aug 99       WPP Group PLC                                                                     111.21             12.70
   12 Aug 99       United Capital Corp                                                                 4.81             17.50

   11 Aug 99       VS&A Communications Partners III LP(Veronis Suhler & Associates)                  134.70             11.00

   10 Aug 99       Teva Pharmaceutical USA Inc (Teva Pharmaceutical Industries Inc)                  214.84             11.00
   02 Aug 99       Inamed Corp                                                                       140.80             16.25
   02 Aug 99       Merck & Co Inc                                                                     88.59              8.50
   30 Jul 99       Corning Consumer Products Co(Corning Inc)                                         148.58             28.75
   30 Jul 99       Oak Technology Inc                                                                 82.29              6.10
   29 Jul 99       Concord Fabrics Inc                                                                10.14              7.88
   28 Jul 99       Investor Group                                                                     70.75             12.75
   28 Jul 99       Caradon PLC                                                                       154.71             15.20
   27 Jul 99       Asahi Organic Chemical Industries                                                  28.59              9.55
   27 Jul 99       MSAS Global Logistics Inc (Ocean Group PLC)                                       225.84             23.00

   26 Jul 99       Smith & Nephew Inc(Smith & Nephew Consolidated/Smith & Nephew PLC)                 67.35              5.15
   22 Jul 99       Investor Group                                                                    185.40             16.50
   15 Jul 99       Eastern Enterprises                                                               202.03             47.00
   15 Jul 99       Lucent Technologies Inc                                                            65.12              9.00
   15 Jul 99       Sterling Software Inc                                                             177.53              6.50
   13 Jul 99       Thermo Instrument Systems Inc (Thermo Electron Corp)                               11.87              7.00
   12 Jul 99       Data-TRAK International Inc                                                        19.80              6.00
   12 Jul 99       HIG Capital LLC                                                                   119.59             11.50
   12 Jul 99       JJF Acquisition Inc                                                               167.91             15.25
   07 Jul 99       Saturn Electronics & Engineering                                                   69.11             10.50


---------------------------------------------------------------------------------------------------
                              CLOSING PRICE                               PREMIUM
                    -----------------------------------   ---------------------------------------
                      1 day       1 week      4 weeks       1 day        1 week        4 weeks
       DATE         prior to     prior to    prior to     prior to      prior to       prior to
   ANNOUNCED        ann. date   ann. date    ann. date    ann. date     ann. date     ann. date
---------------------------------------------------------------------------------------------------

   15 Nov 99          12.38        12.25       13.75        69.70         71.43          52.73
   15 Nov 99          16.75        16.50       15.81        13.43         15.15          20.16
   12 Nov 99           9.31         9.19        9.38        (3.36)        (2.04)         (4.00)
   10 Nov 99          33.00        25.50       25.81        15.15         49.02          47.22
   09 Nov 99           7.50         7.19        6.63        33.33         39.13          50.94
   09 Nov 99          16.25        13.69       10.00        13.85         35.16          85.00
   09 Nov 99          13.44        13.25       10.38        11.63         13.21          44.58
   08 Nov 99           3.56         3.88        3.63        20.70         10.97          18.62
   08 Nov 99          13.00        11.00       16.31        44.23         70.46          14.94
   04 Nov 99          16.25         9.94        8.88        39.45        128.04         155.34
   04 Nov 99           7.28         7.00        6.69         3.00          7.14          12.15
   03 Nov 99           5.50         4.88        4.63        86.36        110.26         121.62
   26 Oct 99           6.00         6.88        7.25        11.83         (2.40)         (7.45)
   26 Oct 99           4.75         4.31        4.25        15.79         27.54          29.41
   21 Oct 99           5.75         5.81        5.38        56.52         54.84          67.44
   21 Oct 99           3.88         4.00        3.25        30.32         26.25          55.39

   20 Oct 99           5.50         5.25        5.19        27.27         33.33          34.94
   20 Oct 99           3.94         3.63        4.13        65.08         79.31          57.58
   20 Oct 99           5.75         5.56        5.98        13.04         16.85           8.62
   15 Oct 99          45.00        44.13       45.25        26.67         29.18          25.97
   07 Oct 99           0.81         0.81        0.94       (19.39)       (19.39)        (30.13)
   06 Oct 99           8.13         7.50        8.56        47.69         60.00          40.15
   06 Oct 99           5.06         5.13        5.56        77.78         75.61          61.80
   05 Oct 99           5.50         5.13        4.75        22.73         31.71          42.11
   01 Oct 99          14.13        14.13       14.25        41.59         41.59          40.35
   27 Sep 99
   27 Sep 99
   22 Sep 99           1.25         1.25        1.69       245.60        245.60         156.00
   20 Sep 99           7.88         8.63        5.81        20.64         10.15          63.44
   09 Sep 99           2.63         2.59        3.19        (4.76)        (3.61)        (21.57)
   01 Sep 99
   26 Aug 99           5.94         5.94        6.06        17.90         17.90          15.46
   24 Aug 99          19.75        20.69       19.81        29.11         23.26          28.71
   19 Aug 99           5.06         3.75        3.25        23.46         66.67          92.31
   13 Aug 99          25.31        27.00       21.25        13.09          6.02          34.71
   12 Aug 99           9.25         9.44        9.38        37.30         34.57          35.47
   12 Aug 99          14.88        15.00       14.63        17.65         16.67          19.66

   11 Aug 99           8.38         8.31       10.56        31.34         32.33           4.14

   10 Aug 99           8.88         9.81       10.06        23.94         12.10           9.32
   02 Aug 99          11.19        10.56       12.25        45.25         53.85          32.65
   02 Aug 99           5.25         5.06        4.97        61.91         67.90          71.07
   30 Jul 99          20.06        19.25       19.81        43.30         49.35          45.11
   30 Jul 99           5.06         4.88        4.47        20.53         25.17          36.55
   29 Jul 99           5.63         5.81        5.88        40.00         35.48          34.04
   28 Jul 99           9.38         9.75        9.75        36.00         30.77          30.77
   28 Jul 99          12.00        11.25       10.56        26.67         35.11          43.91
   27 Jul 99           7.00         7.00        7.75        36.43         36.43          23.23
   27 Jul 99          18.63        17.50       16.50        23.49         31.43          39.39

   26 Jul 99           4.31         2.44        2.31        19.42        111.28         122.70
   22 Jul 99          11.06        11.38       10.63        49.15         45.06          55.29
   15 Jul 99          29.69        29.63       28.63        58.32         58.65          64.19
   15 Jul 99          11.50        11.63        8.81       (21.74)       (22.58)          2.13
   15 Jul 99           5.50         3.81        4.16        18.18         70.49          56.39
   13 Jul 99           4.00         4.38        3.38        75.00         60.00         107.41
   12 Jul 99           5.31         5.19        4.53        12.94         15.66          32.41
   12 Jul 99          10.50         8.94       14.13         9.52         28.67         (18.58)
   12 Jul 99          10.69        10.50        9.25        42.69         45.24          64.87
   07 Jul 99           5.03         3.31        3.44       108.70        216.98         205.46

DAIRY MART CONVENIENCE STORES, INC.
Premium Analysis of All Completed Non-Financial Institution and Non-Technology Transactions With Total Consideration Between $25 Million and $250 Million Since 1/1/99 (1)
(ALL CASH CONSIDERATION)


--------------------------------------------------------------------------------------------------------------



       DATE          DATE
   ANNOUNCED       EFFECTIVE   TARGET NAME
--------------------------------------------------------------------------------------------------------------

   01 Jul 99       16 Sep 99   ADFlex Solutions Inc
   30 Jun 99       09 Aug 99   TechForce Corp
   18 Jun 99       26 Jul 99   Durakon Industries Inc
   16 Jun 99       26 Aug 99   Central Sprinkler Corp
   14 Jun 99       02 Aug 99   OrCAD Inc
   14 Jun 99       02 Nov 99   Physicians Specialty Corp
   11 Jun 99       22 Jul 99   Sterigenics International Inc
   10 Jun 99       07 Oct 99   RIBI ImmunoChem Research Inc
   09 Jun 99       20 Jul 99   Automobile Protection Corp
   08 Jun 99       21 Jul 99   QMS Inc(Lason Inc)
   07 Jun 99       30 Sep 99   Jevic Transportation Inc
   04 Jun 99       12 Jul 99   Stimsonite Corp
   02 Jun 99       30 Aug 99   O'Sullivan Corp
   27 May 99       14 Jul 99   Marcam Solutions Inc
   27 May 99       01 Sep 99   Empi Inc

   26 May 99       04 Aug 99   Golden Genesis Co(Golden Technologies Co Inc/ACX Technologies)
   26 May 99       26 Jul 99   Utah Medical Products Inc
   17 May 99       16 Aug 99   ULTRADATA Corp
   14 May 99       29 Oct 99   Kentek Information Systems Inc
   14 May 99       23 Sep 99   United Foods Inc
   12 May 99       21 Jun 99   Optek Technology Inc
   12 May 99       05 Nov 99   Price Enterprises Inc
   11 May 99       21 Jun 99   Gradall Industries Inc
   10 May 99       18 Jun 99   EMCON
   10 May 99       14 Jun 99   ReSound Corp
   09 May 99       30 Jun 99   Voice Control Systems Industries Inc
   07 May 99       29 Sep 99   Instron Corp
   06 May 99       18 Jun 99   Shelby Williams Industries Inc
   05 May 99       17 Sep 99   Enterprise Software Inc
   03 May 99       10 Jun 99   Amerihost Properties Inc
   03 May 99       16 Aug 99   Integrated Sensor Solutions Inc
   27 Apr 99       01 Jun 99   Hilite Industries Inc
   27 Apr 99       25 May 99   Software AG Systems Inc (Thayer Capital Partners)
   26 Apr 99       19 Aug 99   Bridgeport Machines Inc
   21 Apr 99       23 Jul 99   TAVA Technologies Inc
   16 Apr 99       26 May 99   DSI Toys Inc
   12 Apr 99       10 May 99   Supreme Industries Inc
   05 Apr 99       19 Jul 99   National Propane Partners LP
   29 Mar 99       23 Dec 99   Grease Monkey Holding Corp
   25 Mar 99       10 May 99   Sheridan Healthcare Inc
   23 Mar 99       01 May 99   Interlink Computer Sciences Inc
   19 Mar 99       13 Aug 99   Rock Bottom Restaurants Inc
   17 Mar 99       15 Aug 99   Trion Inc
   15 Mar 99       30 May 99   Haskel International Inc
   12 Mar 99       28 May 99   Trak Auto Corp(Dart Group Corp)
   11 Mar 99       01 Sep 99   Sodak Gaming Inc
   10 Mar 99       29 Jul 99   Morgan Products Ltd
   08 Mar 99       24 Jun 99   Analysis & Technology Inc
   08 Mar 99       01 Dec 99   ENStar Inc
   08 Mar 99       10 Aug 99   LabOne Inc(Lab Holdings Inc)
   26 Feb 99       01 Jun 99   Travel Ports of America Inc
   26 Feb 99       26 Feb 99   Aris Industries Inc
   24 Feb 99       21 May 99   Industrial Scientific Corp.
   23 Feb 99       31 Mar 99   Control Devices Inc
   19 Feb 99       31 Mar 99   Oacis Healthcare Holdings Corp (Bell Atlantic Corp)
   17 Feb 99       06 Aug 99   Equitrac Corp
   17 Feb 99       27 Aug 99   Doughtie's Foods Inc
   17 Feb 99       07 May 99   Parts Source Inc
   17 Feb 99       09 Jul 99   Precision Systems Inc
   11 Feb 99       06 May 99   ISE Labs Inc
   10 Feb 99       26 Mar 99   Hudson General Corp
   09 Feb 99       08 Jul 99   Coffee People Inc(Second Cup Ltd)


---------------------------------------------------------------------------------------------------------------------------------



       DATE                                                                                          DEAL            OFFER
   ANNOUNCED       ACQUIROR NAME                                                                 VALUE (MIL)     PRICE/SHARE (1)
---------------------------------------------------------------------------------------------------------------------------------

   01 Jul 99       Innovex Inc                                                                        34.32              3.80
   30 Jun 99       Equant NV                                                                          72.62              8.50
   18 Jun 99       Littlejohn & Co LLC                                                               101.23             16.00
   16 Jun 99       Tyco International Ltd                                                            125.51             30.00
   14 Jun 99       Cadence Design Systems Inc                                                        129.48             13.00
   14 Jun 99       TA Associates                                                                     100.88             10.50
   11 Jun 99       Ion Beam Applications SA                                                          213.74             27.00
   10 Jun 99       Corixa Corp                                                                        55.27              2.29
   09 Jun 99       Ford Motor Co                                                                     169.88             13.00
   08 Jun 99       Minolta Co Ltd                                                                     34.00              6.25
   07 Jun 99       Yellow Corp                                                                       194.46             14.00
   04 Jun 99       Avery Dennison Corp                                                               131.17             14.75
   02 Jun 99       Geon Co(BF Goodrich Co)                                                           191.79             12.25
   27 May 99       Invensys PLC                                                                       59.50              7.50
   27 May 99       Carlyle Group LP                                                                  165.32             26.50

   26 May 99       Kyocera International Inc (Kyocera Corp)                                           40.48              2.33
   26 May 99       Utah Medical Products Inc                                                           9.20              8.00
   17 May 99       CFI ProServices Inc                                                                64.02              7.50
   14 May 99       Investor Group                                                                     42.09              8.29
   14 May 99       Pictsweet LLC                                                                      23.84              3.50
   12 May 99       Dyson-Kissner-Moran Corp                                                          202.56             25.50
   12 May 99       Excel Legacy Corp(Excel Realty Trust Inc)                                         106.45              8.50
   11 May 99       JLG Industries Inc                                                                196.20             20.00
   10 May 99       IT Group Inc                                                                       64.30              6.75
   10 May 99       GN Great Nordic Ltd                                                               185.37              8.00
   09 May 99       Koninklijke Philips Electronics NV                                                 57.97              4.00
   07 May 99       Kirtland Capital Partners                                                         159.94             22.00
   06 May 99       Falcon Products Inc                                                               145.15             16.50
   05 May 99       LiveWire Ventures LLC                                                              74.01              9.25
   03 May 99       Amerihost Properties Inc                                                            4.00              4.00
   03 May 99       Texas Instruments Inc                                                              64.67              8.05
   27 Apr 99       Investor Group                                                                     71.00             14.25
   27 Apr 99       Software AG Systems Inc (Thayer Capital Partners)                                   0.02              8.00
   26 Apr 99       Goldman Industrial Group Inc                                                       57.04             10.00
   21 Apr 99       Real Software NV                                                                  196.54              8.00
   16 Apr 99       MVII LLC                                                                            7.01              4.38
   12 Apr 99       Supreme Industries Inc                                                             17.01             10.00
   05 Apr 99       Columbia Propane Corp(Columbia Energy Group)                                       96.22             12.00
   29 Mar 99       QL3000 Inc                                                                          7.49              1.00
   25 Mar 99       Investor Group                                                                     74.83              9.25
   23 Mar 99       Sterling Software Inc                                                              63.02              7.00
   19 Mar 99       RB Capital Inc                                                                     58.53             10.00
   17 Mar 99       Fedders Corp                                                                       39.56              5.50
   15 Mar 99       Investor Group                                                                     65.39             12.90
   12 Mar 99       Halart LLC                                                                         53.18              9.00
   11 Mar 99       International Game Technology                                                     228.42             10.00
   10 Mar 99       Andersen Corp                                                                      41.44              4.00
   08 Mar 99       Anteon Corp                                                                       108.51             26.00
   08 Mar 99       Investor Group                                                                     13.22             12.50
   08 Mar 99       Lab Holdings Inc                                                                   34.29             12.75
   26 Feb 99       TravelCenters of America Inc                                                       36.87              4.30
   26 Feb 99       Investor                                                                           20.00              0.44
   24 Feb 99       Investor Group                                                                     31.11             28.50
   23 Feb 99       First Technology PLC                                                              142.44             16.25
   19 Feb 99       Science Applications International Corp{SAIC}                                      74.58              4.45
   17 Feb 99       Investor Group                                                                     81.53             21.00
   17 Feb 99       Sysco Corp                                                                         25.42             17.00
   17 Feb 99       General Parts Inc                                                                  10.24              3.00
   17 Feb 99       Anshutz Digital Media Inc                                                          20.17              1.00
   11 Feb 99       ASE Test Ltd(Advanced Semiconductor Engineering Inc)                               98.00              8.00
   10 Feb 99       GlobeGround GmbH(Deutsche Lufthansa AG)                                           134.66             76.00
   09 Feb 99       Diedrich Coffee Inc                                                                31.67              2.92


--------------------------------------------------------------------------------------------------
                             CLOSING PRICE                               PREMIUM
                   -----------------------------------   ---------------------------------------
                     1 day       1 week      4 weeks       1 day        1 week        4 weeks
       DATE        prior to     prior to    prior to     prior to      prior to       prior to
   ANNOUNCED       ann. date   ann. date    ann. date    ann. date     ann. date     ann. date
--------------------------------------------------------------------------------------------------

   01 Jul 99          4.00         3.63        3.75        (5.00)         4.83           1.33
   30 Jun 99          7.63         7.75        7.63        11.48          9.68          11.48
   18 Jun 99         12.06        12.38       12.81        32.64         29.29          24.88
   16 Jun 99         22.38        20.00       16.88        34.08         50.00          77.78
   14 Jun 99          9.38         8.25        7.63        38.67         57.58          70.49
   14 Jun 99          8.75         8.50        8.38        20.00         23.53          25.37
   11 Jun 99         19.50        17.75       15.13        38.46         52.11          78.51
   10 Jun 99          1.78         2.00        2.25        28.28         14.25           1.56
   09 Jun 99         11.88        11.00        9.00         9.47         18.18          44.44
   08 Jun 99          5.69         4.50        3.88         9.89         38.89          61.29
   07 Jun 99         10.75         9.63        9.25        30.23         45.46          51.35
   04 Jun 99          7.31         7.50        7.50       101.71         96.67          96.67
   02 Jun 99          9.38         9.13        8.50        30.67         34.25          44.12
   27 May 99          3.75         2.56        1.94       100.00        192.68         287.10
   27 May 99         20.81        20.75       22.69        27.33         27.71          16.80

   26 May 99          1.88         1.81        1.50        24.27         28.55          55.33
   26 May 99          7.06         6.19        6.25        13.27         29.29          28.00
   17 May 99
   14 May 99          7.63         7.63        7.00         8.72          8.72          18.43
   14 May 99          2.50         2.75        2.44        40.00         27.27          43.59
   12 May 99         19.63        17.25       14.06        29.94         47.83          81.33
   12 May 99          6.75         6.00        5.63        25.93         41.67          51.11
   11 May 99         17.50        15.88       14.69        14.29         25.98          36.17
   10 May 99          5.47         5.06        3.88        23.43         33.33          74.19
   10 May 99          6.56         5.25        4.19        21.91         52.38          91.05
   09 May 99          3.19         3.06        3.19        25.49         30.61          25.49
   07 May 99         16.13        17.00       16.75        36.43         29.41          31.34
   06 May 99         13.75        13.25        9.94        20.00         24.53          66.04
   05 May 99          7.50         7.38        6.19        23.33         25.42          49.50
   03 May 99          3.44         3.38        3.25        16.36         18.52          23.08
   03 May 99          6.13         4.56        4.28        31.43         76.44          88.03
   27 Apr 99         10.88        10.75       10.50        31.03         32.56          35.71
   27 Apr 99          6.75         6.00        8.88        18.52         33.33          (9.86)
   26 Apr 99          5.97         5.63        6.50        67.54         77.78          53.85
   21 Apr 99          5.94         5.75        5.03        34.74         39.13          59.01
   16 Apr 99          2.25         2.25        2.00        94.67         94.67         119.00
   12 Apr 99
   05 Apr 99          6.31         6.50        5.00        90.10         84.62         140.00
   29 Mar 99
   25 Mar 99          8.50         8.25        7.88         8.82         12.12          17.46
   23 Mar 99          4.94         4.81        3.38        41.77         45.46         107.41
   19 Mar 99          6.50         6.50        5.13        53.85         53.85          95.12
   17 Mar 99          3.50         3.25        3.50        57.14         69.23          57.14
   15 Mar 99          9.06         8.63        8.50        42.35         49.57          51.77
   12 Mar 99          7.00         7.13        7.38        28.57         26.32          22.03
   11 Mar 99          8.00         8.00        7.44        25.00         25.00          34.45
   10 Mar 99          3.25         2.75        2.50        23.08         45.46          60.00
   08 Mar 99         21.88        22.38       21.00        18.86         16.20          23.81
   08 Mar 99          8.00         7.88        8.25        56.25         58.73          51.52
   08 Mar 99         10.88        11.56       11.75        17.24         10.27           8.51
   26 Feb 99          3.25         3.69        3.50        32.31         16.61          22.86
   26 Feb 99
   24 Feb 99         20.50        20.38       20.50
   23 Feb 99         13.50        13.63       15.25        20.37         19.27           6.56
   19 Feb 99          3.19         3.13        3.13        39.61         42.40          42.40
   17 Feb 99         20.13        19.88       18.13         4.35          5.66          15.86
   17 Feb 99         13.25        13.75       11.94        28.30         23.64          42.41
   17 Feb 99          2.50         1.50        1.25        20.00        100.00         140.00
   17 Feb 99          2.06         2.38        2.63       (51.52)       (57.90)        (61.91)
   11 Feb 99
   10 Feb 99         54.63        55.00       50.00        39.13         38.18          52.00
   09 Feb 99          1.19         1.50        1.81       145.47         94.33          60.83

DAIRY MART CONVENIENCE STORES, INC.
Premium Analysis of All Completed Non-Financial Institution and Non-Technology Transactions With Total Consideration Between $25 Million and $250 Million Since 1/1/99 (1)
(ALL CASH CONSIDERATION)


--------------------------------------------------------------------------------------------------------------



       DATE          DATE
   ANNOUNCED       EFFECTIVE   TARGET NAME
--------------------------------------------------------------------------------------------------------------

   28 Jan 99       10 May 99   Signature Inns Inc
   22 Jan 99       11 Jun 99   Treadco Inc(Arkansas Best Corp)
   19 Jan 99       24 Mar 99   Audits & Surveys Worldwide Inc
   19 Jan 99       09 Apr 99   AG Associates Inc
   13 Jan 99       02 Mar 99   Boston Celtics LP
   11 Jan 99       08 Mar 99   Shopping.com
   11 Jan 99       22 Feb 99   Alarmguard Holdings Inc
   07 Jan 99       17 Feb 99   Trident International Inc
   07 Jan 99       24 Feb 99   Defiance Inc
   06 Jan 99       01 Mar 99   ExecuStay Corp


----------------------------------------------------------------------------------------------------------------------------------



       DATE                                                                                          DEAL            OFFER
   ANNOUNCED       ACQUIROR NAME                                                                 VALUE (MIL)     PRICE/SHARE (1)
----------------------------------------------------------------------------------------------------------------------------------

   28 Jan 99       Jameson Inns Inc                                                                   41.22              6.06
   22 Jan 99       Arkansas Best Corp                                                                 22.65              9.00
   19 Jan 99       United Information Group (United News & Media PLC)                                 43.22              3.24
   19 Jan 99       Steag AG(Rag AG)                                                                   34.58              5.50
   13 Jan 99       Castle Creek Partners LP                                                            7.31             17.00
   11 Jan 99       Compaq Computer Corp                                                              130.09             18.25
   11 Jan 99       ADT Inc(ADT Group PLC)                                                             53.38              9.25
   07 Jan 99       Illinois Tool Works Inc                                                           111.65             16.50
   07 Jan 99       General Chemical Group Inc                                                         57.81              9.50
   06 Jan 99       Marriott International Inc (Host Marriott Corp)                                    64.84             14.00


--------------------------------------------------------------------------------------------------
                             CLOSING PRICE                               PREMIUM
                   -----------------------------------   ---------------------------------------
                     1 day       1 week      4 weeks       1 day        1 week        4 weeks
       DATE        prior to     prior to    prior to     prior to      prior to       prior to
   ANNOUNCED       ann. date   ann. date    ann. date    ann. date     ann. date     ann. date
--------------------------------------------------------------------------------------------------

   28 Jan 99          3.88         2.94        3.03        56.47        106.40         100.02
   22 Jan 99
   19 Jan 99          2.44         2.38        2.50        32.92         36.42          29.60
   19 Jan 99          4.38         4.13        3.69        25.71         33.33          49.15
   13 Jan 99         14.00        14.63       10.00        21.43         16.24          70.00
   11 Jan 99
   11 Jan 99          9.75         8.19        7.63        (5.13)        12.98          21.31
   07 Jan 99          9.25         9.00        9.25        78.38         83.33          78.38
   07 Jan 99          6.13         6.75        6.50        55.10         40.74          46.15
   06 Jan 99         13.56        13.06       12.75         3.23          7.18           9.80


                                          --------------------------------------------------------
                                             MEDIAN         28.3 %        35.2 %         44.0 %
                                          --------------------------------------------------------


Copyright(C)2001, Thomson Financial Securities Data.
(1)  Includes all forms of consideration based on date of announcement.